     As filed with the Securities and Exchange Commission on April 28, 2005

                       1933 Act Registration No. 33-35788
                       1940 Act Registration No. 811-06136

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

Pre-Effective Amendment No. _____                                            [ ]

Post-Effective Amendment No. 29                                              [X]

                                     and/or

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940                        [X]

Amendment No. 30

                        (Check appropriate box or boxes)

                                   ----------

                              HOMESTEAD FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                   4301 Wilson Boulevard, Arlington, VA 22203
                     (Address of Principal Executive Office)

               Registrant's Telephone Number, including Area Code:
                                 (703) 907-5993

                                   ----------

                              Denise Trujillo, Esq.
                              Homestead Funds, Inc.
                   4301 Wilson Boulevard, Arlington, VA 22203
                     (Name and Address of Agent for Service)

                                   Copies to:

                             Michael Berenson, Esq.
                           Morgan, Lewis & Bockius LLP
                         1111 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

Approximate Date of Proposed Public Offering.

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]  on _____________ pursuant to paragraph (b) of Rule 485

[X]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on _____________ pursuant to paragraph (a)(1) of Rule 485

[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ]  on _____________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box: [ ]

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           Prospectus [JUNE 12, 2006]

Daily Income Fund

Short-Term Government Securities Fund

Short-Term Bond Fund

Stock Index Fund

Value Fund

Small-Company Stock Fund

International Value Fund (formerly International Stock Index Fund)

Nasdaq-100 Index Tracking Stock(SM) Fund

As with all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities. The Securities and Exchange Commission has not determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             (HOMESTEAD FUNDS LOGO)

TABLE OF CONTENTS

Homestead Funds is a family of eight no-load mutual funds. Each of the funds has a different financial objective and involves specific risks. Use the information in this prospectus to decide which funds are best for you.

THE FUNDS
     Daily Income Fund Objective, Strategy, Risks
     Short-Term Government Securities Fund Objective, Strategy, Risks Short-Term Bond Fund Objective, Strategy, Risks
     Stock Index Fund Objective, Strategy, Risks
     Value Fund Objective, Strategy, Risks
     Small-Company Stock Fund Objective, Strategy, Risks
     International Value Fund Objective, Strategy, Risks
     Nasdaq-100 Index Tracking Stock(SM) Fund Objective, Strategy, Risks Performance
     Fees and Expenses
     Management
     Disclosure of Portfolio Securities
     Distribution Schedule
     Financial Highlights
YOUR ACCOUNT
     How to Buy, Exchange and Sell Shares
     Conditions of Purchase
     Fund Pricing, Policies and Fees
SERVICES
     Important Addresses and Phone Numbers
     Notice of How to File a Complaint
     Hours of Operation
     24-Hour, Automated Telephone Service
     Account Statements
     Fund Reports
     Electronic Document Delivery
     Telephone/Online Transaction Privileges
     Automatic Investment/Exchange/Redemption Plans
     Checkwriting
     Types of Accounts

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation, Federal Reserve Board or any other agency, and are subject to investment risks, including the possible loss of the principal amount invested.

DAILY INCOME FUND

The Daily Income Fund is a money market fund. It is managed to earn current income and to maintain a stable net asset value.

OBJECTIVE

The Daily Income Fund is managed to earn current income and to maintain a stable net asset value of $1.00 per share. Since the Fund seeks to provide a high level of principal safety, it is suitable for investors with short time horizons and may be appropriate for long-term investors looking to reduce the risk of their overall portfolio.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

asset allocation:
MONEY MARKET

credit risk:
LOW

expected degree
of share price
volatility:
VERY LOW

ticker:
HDIXX

STRATEGY

Portfolio Composition

     The Daily Income Fund invests in high-quality, U.S. dollar-denominated money market securities. Investments can include ...

     - short-term obligations of the U.S. Government, its agencies and instrumentalities (for example, Treasury bills and securities issued by the Federal National Mortgage Association, now called Fannie Mae)

     - short-term obligations of banks or savings and loans with total assets in excess of $1 billion (for example, certificates of deposit, banker's acceptances and time deposits)

     - short-term corporate obligations with remaining maturities of 13 months or less (for example, notes and bonds)

     -    commercial paper issued by corporations and finance companies

     -    repurchase agreements collateralized by the above-mentioned securities

     -    U.S. dollar-denominated obligations of foreign issuers.

These securities may have variable-rate demand features. Some types of securities pose specific risks. See "Risks" for more information.

Credit Quality

The Fund invests in short-term debt securities that present minimal credit risk, and, at the time of investment, are eligible securities. Eligible securities are those in either of the two highest credit categories for short-term debt obligations, as rated by any two nationally recognized statistical rating organizations (NRSRO); or as rated by one NRSRO, if the security is only rated by one agency; or determined by RE Advisers to be of comparable investment quality, if the security is unrated. The Fund will invest at least 95% of assets in eligible securities in the highest credit category.

Maturity

The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Fund will only purchase eligible money market securities maturing in 13 months or less.

RISKS

An investment in the Daily Income Fund is subject to the following general risks:

Credit Risk the chance an issuer will not make timely payments of principal or interest.

Income Risk the chance a decline in interest rates will cause the Fund's yield to decline.

Manager Risk the chance the manager's decisions, particularly security selection, will cause the Fund to underperform other similar investments.

Some types of securities in which the Fund invests pose specific risks. These include ...

Repurchase Agreements A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

Other Mutual Funds The Fund may invest up to 5% of total assets in any one mutual fund and up to 10% of assets in all mutual funds. The Fund's return on its investment will reflect the performance of and operating expenses incurred by the other investment companies.

The Fund has adopted certain policies to reduce risk. The Fund will not ...

     - invest more than 5% of its total assets at the time of purchase in any one issuer's securities.

     - purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     - invest 25% or more of its total assets at the time of purchase in securities of companies in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by domestic branches of U.S. banks and savings and loans or U.S. branches of foreign banks that are subject to the same regulations as domestic banks.

     - borrow more than 10% of its total assets. The Fund will only borrow in order to facilitate redemption requests that might otherwise require the Fund to sell securities at a time that would be disadvantageous.

Changes to Investment Objective

The Fund's investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

Short-Term Government Securities Fund

This Fund provides an extra measure of credit protection as it invests primarily in fixed-income securities whose principal and interest payments are guaranteed by the U.S. Government. The U.S. Government does not guarantee the Fund's price or yield. These will fluctuate with market conditions.

OBJECTIVE

The Short-Term Government Securities Fund seeks to generate current income while maintaining a low degree of share price fluctuation. The Fund is designed for investors who seek a higher level of income than is normally provided by money market investments and less principal fluctuation than is experienced by longer term bond funds.

asset allocation:
FIXED INCOME

credit risk:
VERY LOW

expected degree
of share price
volatility:
LOW

ticker:
HOSGX

STRATEGY

Portfolio Composition

     The Fund invests at least 80% of its total assets in fixed-income securities whose principal and interest payments are guaranteed by the U.S. Government. Investments can include ...

     -    U.S. Treasury securities

     - securities issued by U.S. Government agencies and instrumentalities (including mortgage pass-through securities and collateralized mortgage obligations (CMOs))

     -    repurchase agreements collateralized by the above-mentioned securities

     -    zero-coupon bonds issued by U.S. Government guaranteed agencies.

Some types of securities, including repurchase agreements, pose specific risks. See "Risks" for more information.

Credit Quality

The Fund will invest at least 80% of its total assets in securities backed by the full faith and credit of the U.S. Government.

Maturity

The dollar-weighted average effective maturity of the Fund's portfolio will not exceed three years. There is no limit on the maturity of the individual securities in the Fund's portfolio.

RISKS

An investment in the Short-Term Government Securities Fund is subject to the following general risks:

Income Risk the chance a decline in interest rates will cause the Fund's yield to decline.

Interest Rate Risk the chance a rise in interest rates will cause the Fund's price to decline. The Fund seeks to minimize share price fluctuation by investing in short-term securities. Prices of short-term securities decline less in response to a change in rates than those of longer term securities.

Manager Risk the chance the manager's decisions, particularly security selection, will cause the Fund to under-perform other similar investments.

Some types of securities in which the Fund may invest pose specific risks. These include...

Repurchase Agreements A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

When-Issued Securities The Fund may purchase securities on a when-issued basis. In this case, the price of the security is fixed at the time of the commitment, but delivery and payment may take place up to 90 days later. There is a risk the value of the security will decline during this period.

Collateralized Mortgage Obligations (CMOs) These are debt securities backed by the principal and interest payments owed on pools of underlying mortgages. CMOs are separated into multiple classes, each of which may have different cash flow characteristics depending on underlying prepayment assumptions. The manager's CMO class selections could increase or decrease the Fund's price sensitivity. In addition, there is a risk that unscheduled or early repayment of principal would negatively affect the Fund's return as the Fund could be forced to reinvest in lower yielding securities.

Other Mutual Funds The Fund may invest up to 5% of total assets in any one fund that invests exclusively in U.S. Government securities and up to 10% of assets in all mutual funds that invest exclusively in U.S. Government securities. The Fund's return on its investment will reflect the performance of and operating expenses incurred by other investment companies.

The Fund has adopted certain policies to reduce risk. The Fund will not . . .

- invest more than 5% of its total assets at the time of purchase in any one issuer's securities. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- borrow more than 10% of its total assets. The Fund will only borrow in order to facilitate redemption requests that might otherwise require the Fund to sell securities at a time that would be disadvantageous.

Changes to Investment Objective

The Fund's investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

SHORT-TERM BOND FUND

This Fund's short maturity is intended to reduce the effect of interest rate changes on the Fund's share price. Prices of short-term securities decline less in response to a rise in interest rates than those of longer term securities.

OBJECTIVE

The Short-Term Bond Fund seeks to generate current income while maintaining a low degree of share price fluctuation. The Fund is designed for investors who seek a higher level of income than is normally provided by money market investments and less principal fluctuation than is experienced by longer term bond funds.

asset allocation:
FIXED INCOME

credit risk:
LOW

expected degree
of share price
volatility:
LOW

ticker:
HOSBX

STRATEGY

Portfolio Composition

The Fund will ordinarily invest at least 80% of its total assets in debt securities in the three highest credit categories as ranked by a nationally recognized statistical rating organization (NRSRO) (for example, securities rated AAA, AA and A by Standard & Poor's Corporation). Investments can include ...

-    corporate debt securities

-    U.S. Treasury securities

-    securities issued by U.S. Government agencies and instrumentalities

- mortgage pass-through securities issued by U.S. Government and non-Government agencies

-    collateralized mortgage obligations (CMOs)

-    asset-backed securities

-    zero-coupon bonds

-    U.S. dollar-denominated debt securities of foreign issuers

-    convertible bonds.

A portion of the Fund's net assets can be invested in other types of securities. These can include ...

- debt securities in the fourth highest credit category (for example, securities rated BBB by Standard & Poor's Corporation) or, if unrated, of comparable credit quality as determined by RE Advisers, limited to no more than 5% of the Fund's net assets at the time of purchase

- preferred stocks, American Depository Receipts (ADRs) and investment-grade debt securities (those rated in the top four credit categories) convertible into or exchangeable for common stocks

- privately-placed securities, limited to no more than 10% of the Fund's net assets at the time of purchase

- money market securities that meet the Daily Income Fund's high standards for credit quality. As a defensive or temporary strategy, the Fund may invest in money market securities without limitation.

These securities may have variable-rate demand features. Some types of securities pose specific risks. See "Risks" for more information.

Credit Quality

The Fund will ordinarily invest at least 80% of its assets in securities rated within the three highest credit categories, as determined by an NRSRO, or, if unrated, of comparable credit quality as determined by RE Advisers.

Maturity

The dollar-weighted average effective maturity of the Fund's portfolio will not exceed three years. There is no limit on the maturity of the individual securities in the Fund's portfolio.

RISKS

An investment in the Short-Term Bond Fund is subject to the following general risks:

Credit Risk the chance a bond issuer will not make timely payments of principal or interest.

Income Risk the chance a decline in interest rates will cause the Fund's yield to decline.

Interest Rate Risk the chance a rise in interest rates will cause the Fund's price to decline. The Fund seeks to minimize share price fluctuation by investing in short-term securities.

Manager Risk The chance the manager's decisions, particularly security selection, will cause the Fund to underperform other similar investments.

Some types of securities in which the Fund may invest pose specific risks. These include ...

Repurchase Agreements A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

U.S. Dollar-Denominated Securities of Foreign Issuers These securities may respond negatively to adverse foreign political or economic developments. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer, and foreign companies are subject to different accounting, auditing and financial reporting standards. These conditions may have an impact on rating organizations' and RE Advisers' ability to accurately assess and monitor an issuer's credit quality.

Convertible Bonds Convertible bonds are debt securities that can be exchanged for a specific number of shares of the issuer's stock. Prices of convertible bonds tend to be less volatile than those of the underlying stock but more volatile than those of non-convertible debt securities.

American Depository Receipts (ADRs) ADRs are U.S. dollar-denominated certificates representing shares of stock in a foreign company. ADRs are traded on domestic stock exchanges or in the U.S. over-the- counter market. ADRs offer certain advantages over direct ownership in foreign companies. First, ADRs are easily transferable and quotes are readily available. Second, issuers are subject to the same auditing, accounting and financial reporting standards as a U.S.-based company. However, as with other U.S. dollar-denominated securities of foreign issuers, ADRs may respond negatively to adverse foreign political or economic developments.

When-Issued Securities The Fund may purchase securities on a when-issued basis. In this case, the price of the security is fixed at the time of the commitment, but delivery and payment may take place up to 90 days later. There is a risk the value of the security will decline during this period.

Mortgage Pass-Through Securities These represent a share in the principal and interest payments made on a pool of underlying mortgages. There is a risk that unscheduled or early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure) would negatively affect the Fund's return, as the Fund could be forced to reinvest the proceeds in lower yielding securities. As with other fixed-income securities, when interest rates rise, the value of mortgage pass-through securities generally declines. However, when interest rates decline, the value of mortgage pass-through securities may not increase as much as other fixed-income securities of comparable maturity because a decline in interest rates increases the likelihood that borrowers will prepay.

Collateralized Mortgage Obligations (CMOs) These are debt securities backed by the principal and interest payments owed on pools of underlying mortgages. CMOs are separated into multiple classes, each of which may have different cash flow characteristics depending on underlying prepayment assumptions. The manager's CMO class selections could increase or decrease the Fund's price sensitivity. In addition, there is a risk that unscheduled or early repayment of principal would negatively affect the Fund's return as the Fund could be forced to reinvest in lower yielding securities.

Asset-Backed Securities These securities represent either fractional interests or participation in pools of leases, retail installment loans or revolving credit receivables. Underlying automobile sales contracts and credit card receivables are subject to prepayment, which may shorten the securities' weighted average life and reduce the overall return. Investors may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral securing the contract or other factors. The value of these securities may fluctuate with changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution providing credit support enhancement for the pool. In addition, there is a risk that unscheduled or early repayment of principal would negatively affect the Fund's return as the Fund could be forced to reinvest in lower yielding securities.

Zero-Coupon Bonds Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. The investor (in this case, the Fund) is paid back at face value when the security matures. Prices of zero-coupon bonds fluctuate more in response to changes in interest rates than those of other types of comparable maturity fixed-income securities.

Other Mutual Funds The Fund may invest up to 5% of total assets in any one mutual fund and up to 10% of assets in all mutual funds. The Fund's return on its investment will reflect the performance of and operating expenses incurred by the other investment companies.

The Fund has adopted certain policies to reduce risk. The Fund will not ...

- invest more than 5% of its total assets at the time of purchase in any one issuer's securities.

- purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- invest 25% or more of its total assets at the time of purchase in securities of companies in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- borrow more than 10% of its total assets. The Fund will only borrow in order to facilitate redemption requests that might otherwise require the Fund to sell securities at a time that would be disadvantageous.

Changes to Investment Objective

The Fund's investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

Stock Index Fund

The Stock Index Fund is managed to track the performance of the Standard & Poor's 500 Stock Index, an unmanaged index comprised of U.S.-traded securities from different industry categories.

OBJECTIVE

The Stock Index Fund seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Stock Index (the "Index"), which emphasizes stocks of large U.S. companies. The primary component of the Fund's total return is likely to be capital appreciation (or depreciation). Any dividend or interest income is incidental to the pursuit of its objective.

Because the underlying investments--stocks and other securities that function like stocks--are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.

asset allocation:
STOCK

portfolio
characteristics:
SIMILAR TO THE
STANDARD &
POOR'S 500
STOCK INDEX

expected degree
of share price
volatility:
HIGH

ticker:
HSTIX

STRATEGY

Portfolio Composition

The Stock Index Fund invests all of its assets in the State Street Equity 500 Index Portfolio (the "Equity 500 Index Portfolio"), a separate investment company managed by SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corp. and an affiliate of State Street Bank. The Equity 500 Index Portfolio's investment objective is identical to the Stock Index Fund's. In this document, statements regarding the Stock Index Fund's investments refer to investments made by the Equity 500 Index Portfolio. We use the term Stock Index Fund to mean either the Stock Index Fund or the Equity 500 Index Portfolio.

The Stock Index Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Stock Index Fund, using a "passive" or "indexing" investment approach, attempts to match, before expenses, the performance of the Index. The Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. SSgA seeks a correlation of 0.95 or better between the Stock Index Fund's performance before expenses and the performance of the Index (1.00 would represent perfect correlation.) See tracking error risk on page 10 for more information.

The Stock Index Fund intends to invest in all 500 stocks comprising the Index in proportion to their weighting in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, the Stock Index Fund may purchase a sample of the stocks in the Index in proportions expected by the adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Stock Index Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index in anticipation of their removal from or addition to the Index. In no event will the Fund invest less than 80% of its total assets in stocks in the Index under normal market conditions. Shareholders will receive 60 days' notice prior to changing the 80% investment policy.

In addition, the Stock Index Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. For example, futures and options may be used to give the Fund flexibility in managing cash flow or exposure to equity securities prior to making direct investment in specific stocks. The Stock Index Fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Stock Index Fund. The Stock Index Fund may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in matching the performance of the Index.

Master-Feeder Structure

The Stock Index Fund is a feeder index fund that invests all of its investable assets in a master index fund with the same investment objective. The master index fund purchases securities for investment. This structure works as follows:

Investor purchases shares of ...
     Feeder index fund which invests in ...
          Master index fund which buys ...
               Investment securities.

This feeder index fund can withdraw its investment in the master index fund at any time if the Board of Directors determines that it is in the best interest of the Fund and its shareholders. If this happens, the Board may choose another master index fund, hire an investment adviser for the Fund or may otherwise invest the Fund's assets according to the investment policies and restrictions described in this prospectus.

Indexing

Indexing is different than an active management approach in that portfolio securities are selected based on their ability to keep the Stock Index Fund's return in line with the return of the Index. SSgA does not make decisions based on its opinion of the securities' investment potential.

Index Description and Construction

The Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange, Inc. (the "NYSE"). Stocks in the Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock's current price). The companies selected for inclusion in the Index generally have the largest market value within their respective industries. The composition of the Index is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. "Standard & Poor's(R)," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Stock Index Fund. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Stock Index Fund.

RISKS

An investment in the Stock Index Fund is subject to the following general risks:

Investment Risk the chance the value of an investment will decline in response to a company, industry or market setback. For example, the value of the stock market as a whole could decline. It is also possible that returns for large-company stocks, the primary driver of performance for the Index and therefore for the Stock Index Fund, could trail returns on other types of investments. As is true for other specific market sectors, large-company stocks tend to go through cycles of outperformance or underperformance relative to the full stock market. These periods can last for several years. An investment in the Stock Index Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Stock Index Fund will fluctuate up and down. When you sell your shares of the Stock Index Fund, they could be worth less than what you paid for them.

Tracking Error Risk the chance the Stock Index Fund's return will not closely track the return of the Index. The leading causes of tracking error are . . .

- expenses--The Index is a hypothetical portfolio and incurs no expenses. The Stock Index Fund has to pay for trading, accounting, recordkeeping and other services.

- composition--The composition of the Index and the stocks held by the Stock Index Fund may occasionally diverge.

- cash flows--The Stock Index Fund's ability to closely trail the Index may be affected by the timing and magnitude of cash flows in to and out of the Stock Index Fund.

Some of the types of securities in which the Stock Index Fund invests pose specific risks. These include ...

Futures and Options the Stock Index Fund may buy and sell futures contracts on the Index and options on these futures contracts. Futures and options are agreements to buy or sell units of an index at an agreed upon price on a specific future date. With a futures contract, the Stock Index Fund is obligated either to buy or sell the security at the agreed upon terms or to sell the contract to another party (at a loss or gain) before the settlement date. With an option agreement, the Stock Index Fund has the right but not the obligation to buy or sell the security at the agreed upon terms. The Stock Index Fund uses futures and options as a way of sharing in the performance of the Index without owning all Index securities directly. This strategy enhances the Stock Index Fund's ability to track the Index and improves liquidity. Options and futures prices can be highly volatile, and the loss from an investment in futures could be greater than the contract's original cost. To mitigate these risks, the Stock Index Fund will not use options or futures for speculative purposes or as leveraged investments that would further magnify the gains or losses of these investments. The Stock Index Fund will invest only in futures and options whose values are tied to the Index. The Stock Index Fund invests in futures and options to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Changes to Investment Objective

The Stock Index Fund's investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.

Value Fund

The Value Fund invests primarily in stocks and stock prices fluctuate with business, market and economic conditions. The Fund's share price can rise and fall significantly over the short term, reflecting changes in the value of the underlying investments.

OBJECTIVE

The Value Fund seeks capital growth over the long term and, secondarily, income. The Fund invests in stocks of established companies RE Advisers believes are selling at a discount to their true worth. Because of the volatility inherent in equity investing, the Value Fund is best-suited for long-term investors.

asset allocation:
STOCK

portfolio
characteristics:
LARGE- AND
MEDIUM-SIZED,
U.S.-BASED
COMPANIES

investment style:
VALUE

expected degree
of share price
volatility:
HIGH

ticker:
HOVLX

STRATEGY

Portfolio Composition

     Under ordinary conditions, the Value Fund will invest at least 80% of its total assets in common stocks of established companies. Remaining assets may be invested in other types of securities including ...

     - preferred stocks, investment-grade debt securities convertible into or exchangeable for common stocks and warrants

     - debt securities in the three highest credit categories as ranked by a nationally recognized statistical rating organization (NRSRO) (for example, securities rated AAA, AA and A by Standard & Poor's Corporation) or, if unrated, of comparable credit quality as determined by RE Advisers

     - money market securities that meet the Daily Income Fund's high standards for credit quality. The Fund invests in money market securities in order to reduce risk during periods of extreme volatility or uncertainty. When used as part of a temporary defensive strategy, the Fund may invest in money market securities without limitation

     - U.S. dollar-denominated securities of foreign issuers, including American Depository Receipts (ADRs).

The Fund will generally invest in stocks listed on a national securities exchange. The Fund may, on occasion, purchase unlisted securities that have an established over-the-counter market. See "Risks" for more information on specific types of securities.

Focus on Large- and Mid-Capitalization Companies

The Value Fund focuses on stocks of established companies. These are typically sizable business franchises with market capitalizations of $2 billion or greater. On December 31, 2004, the average market capitalization for all of the companies held in the portfolio was $43.7 billion. Market capitalization is a measure of the company's total stock market value. It is calculated by multiplying the share price by the number of shares outstanding.

Our Approach to Value Investing

This Fund invests in stocks of companies selling below what RE Advisers believes to be fundamental value and poised for share price improvement. RE Advisers considers many factors in determining whether a stock is underpriced relative to its fundamental value, including:

- the relationship of a company's potential earning power to the current market price of its stock

- the company's current financial ratios relative to either its historical results or to the current ratios for other similar companies

- any competitive advantages, including well-recognized trademarks or brand names.

There are a number of reasons a stock may be trading at a discount. The company may be experiencing a temporary earnings decline, its industry may be out of favor due to short-term market or economic conditions or it may have drawn unfavorable publicity.

RISKS

An investment in the Value Fund is subject to the following general risks:

Investment Risk the chance the value of an investment will decline in response to a company, industry or market setback.

Manager Risk the chance the manager's decisions, particularly security selection, will cause the Fund to underperform other similar investments.

Style Risk the chance that returns on stocks within the specific sectors in which the Fund invests (medium-and large-sized companies, value investments) will trail returns from other groups or the market overall. Periods of relative over- or underperformance tend to be cyclical and may last for several years.

Some types of securities in which the Fund invests pose specific risks. These include ...

Repurchase Agreements A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

U.S. Dollar-Denominated Debt Securities of Foreign Issuers These securities may respond negatively to adverse foreign political or economic developments. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer, and foreign companies are subject to different accounting, auditing and financial reporting standards. These conditions may have an impact on rating organizations' and RE Adviser's ability to accurately assess and monitor an issuer's financial condition.

American Depository Receipts (ADRs) ADRs are U.S. dollar-denominated certificates representing shares of stock in a foreign company. ADRs are traded on domestic stock exchanges or in the U.S. over-the- counter market. ADRs offer certain advantages over direct ownership in foreign companies. First, ADRs are easily transferable and quotes are readily available. Second, issuers are subject to the same auditing, accounting and financial reporting standards as a U.S.-based company. However, as with other U.S. dollar- denominated securities of foreign issuers, ADRs may respond negatively to adverse foreign political or economic developments.

When-Issued Securities The Fund may purchase securities on a when-issued basis. In this case, the price of the security is fixed at the time of the commitment, but delivery and payment may take place up to 90 days later. There is a risk the value of the security will decline during this period.

Other Mutual Funds The Fund may invest up to 5% of total assets in any one mutual fund and up to 10% of assets in all mutual funds. The Fund's return on its investment will reflect the performance of and operating expenses incurred by the other investment companies.

The Fund has adopted certain policies to reduce risk. The Fund will not ...

- invest more than 5% of its total assets at the time of purchase in any one issuer's securities.

- purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- invest 25% or more of its total assets at the time of purchase in securities of companies in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- borrow more than 10% of its total assets. The Fund will only borrow in order to facilitate redemption requests that might otherwise require the Fund to sell securities at a time that would be disadvantageous.

Changes to Investment Objective

The Fund's investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

SMALL-COMPANY STOCK FUND

This Fund invests primarily in small-company stocks, which have strong growth potential but whose prices can fluctuate more widely than those of large-company stocks. This aggressive investment approach entails greater risk.

OBJECTIVE

The Small-Company Stock Fund seeks capital growth over the long term by investing in undervalued stocks of small companies. Small companies may be able to respond more quickly to business opportunities than larger companies. However, their stock prices may fluctuate more widely than those of larger companies. The Fund is best suited for long-term investors who are comfortable taking an aggressive investment approach.

asset allocation:
STOCK

portfolio
characteristics:
SMALL,
U.S.-BASED
COMPANIES

investment style:
VALUE

expected degree
of share price
volatility:
VERY HIGH

ticker:
HSCSX

STRATEGY

Portfolio Composition

Under ordinary conditions, the Small-Company Stock Fund will invest at least 80% of its total assets in common stocks of companies whose market capitalization at the time of investment is similar to the market capitalization of companies represented in the Russell 2000 Index. Remaining assets may be invested in other types of securities including ...

-    short-term debt securities

- U.S. dollar-denominated securities of foreign issuers, including American Depository Receipts (ADRs)

-    high-quality money market securities

- investment-grade debt securities convertible into or exchangeable for common stocks.

See "Risks" for more information on specific types of securities.

Focus on Small-Capitalization Companies

The Small-Company Stock Fund focuses on companies with market capitalizations of $2 billion or less. On December 31, 2004, the average market capitalization for companies held in the Fund's portfolio was $1.8 billion. Market capitalization is a measure of the company's total stock market value. It is calculated by multiplying the share price by the number of shares outstanding.

Our Approach to Value Investing

This Fund invests in stocks of companies selling below what RE Advisers believes to be fundamental value and poised for share price improvement. RE Advisers considers many factors in determining whether a stock is underpriced relative to its fundamental value, including:

- the relationship of a company's potential earning power to the current market price of its stock

- the company's financial ratios relative to either the company's historical results or to the current ratios for other similar companies

- any competitive advantages, including well-recognized trademarks or brand names.

There are a number of reasons a stock may be trading at a discount. The company may be experiencing a temporary earnings decline, its industry may be out of favor due to short-term market or economic conditions or it may have drawn unfavorable publicity.

RISKS

An investment in the Small-Company Stock Fund is subject to the following general risks:

Investment Risk the chance the value of an investment will decline in response to a company, industry or market setback.

Manager Risk the chance the manager's decisions, particularly security selection, will cause the Fund to underperform other similar investments.

Style Risk the chance that returns on stocks within the specific sectors in which the Fund invests (small-sized companies, value investments) will trail returns from other groups or the market overall. Periods of relative over- or underperformance tend to be cyclical and may last for several years.

Some of the types of securities in which the Fund invests pose specific risks. These include ...

Repurchase Agreements A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

U.S. Dollar-Denominated Debt Securities of Foreign Issuers These securities may respond negatively to adverse foreign political or economic developments. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer, and foreign companies are subject to different accounting, auditing and financial reporting standards. These conditions may have an impact on rating organizations' and RE Adviser's ability to accurately assess and monitor an issuer's financial condition.

American Depository Receipts (ADRs) ADRs are U.S. dollar-denominated certificates representing shares of stock in a foreign company. ADRs are traded on domestic stock exchanges or in the U.S. over-the- counter market. ADRs offer certain advantages over direct ownership in foreign companies. First, ADRs are easily transferable and quotes are readily available. Second, issuers are subject to the same auditing, accounting and financial reporting standards as a U.S.-based company. However, as with other U.S. dollar- denominated securities of foreign issuers, ADRs may respond negatively to adverse foreign political or economic developments.

When-Issued Securities The Fund may purchase securities on a when-issued basis. In this case, the price of the security is fixed at the time of the commitment, but delivery and payment may take place up to 90 days later. There is a risk the value of the security will decline during this period.

Other Mutual Funds The Fund may invest up to 5% of total assets in any one mutual fund and up to 10% of assets in all mutual funds. The Fund's return on its investment will reflect the performance of and operating expenses incurred by the other investment companies.

The Fund has adopted certain policies to reduce risk. The Fund will not ...

- invest more than 5% of its total assets at the time of purchase in any one issuer's securities.

- purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- invest 25% or more of its total assets at the time of purchase in securities of companies in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- borrow more than 10% of its total assets. The Fund will only borrow in order to facilitate redemption requests that might otherwise require the Fund to sell securities at a time that would be disadvantageous.

Changes to Investment Objective

The Fund's investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

International Value Fund

This Fund lets you share in the investment potential of non-U.S.-traded securities. Investing in international stocks can enhance portfolio diversification but entails different risks.

OBJECTIVE

The International Value Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States. There is no assurance that the International Value Fund will achieve its investment objective.

Because the underlying investments--stocks and other securities that function like stocks--are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.

asset allocation:
INTERNATIONAL
STOCK

portfolio
characteristics:
LARGE- AND MEDIUM-SIZED,
NON-U.S. BASED COMPANIES

investment style:
VALUE

expected degree
of share price
volatility:
VERY HIGH

ticker:
HISIX

STRATEGY

The Fund invests primarily in equity securities (common stocks, preferred stocks and securities convertible to common or preferred stocks) traded principally outside the United States, including emerging markets, believed to be undervalued and thereby offering above-average potential for capital appreciation.

The approach of the Fund's subadviser, Mercator Asset Management, LP ("Mercator"), is to identify attractive, undervalued securities that have good earnings prospects. Using initial screens based on historical data, Mercator segregates several hundred stocks into its proprietary database. The stocks in this universe are then ranked from most to least attractive; the most highly ranked stocks are then subject to fundamental analysis, which seeks to validate projected financial data and considers company, industry and macro factors. Under normal market conditions, the Fund invests primarily in at least three countries, not including the United States. The Fund may invest in securities of issuers of any capitalization. Although the Fund intends to invest primarily in equity securities, the fund may invest in fixed income securities and derivatives. From time to time the Fund may invest in a relatively limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

RISKS

An investment in the International Value Fund is subject to the following principal risks:

Investment Risk the chance the value of an investment will decline in response to a company, industry or market setback.

Manager Risk the chance the subadviser's decisions, particularly security selection, will cause the Fund to underperform other similar investments.

Style Risk the chance that returns on stocks within the specific sectors in which the Fund invests (value investments) will trail returns from other groups or the market overall. Periods of relative over- or underperformance tend to be cyclical and may last for several years.

Foreign Risk foreign securities may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.

Currency Risk the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund, which invests in securities denominated in, and receives revenues in, foreign currencies.

Interest Rate Risk as interest rates rise, your investment in the Fund is likely to be worth less because its income-producing equity or debt investments are likely to be worth less.

Credit Risk the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to an over-the-counter transaction (including repurchase agreements and derivatives contracts), will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Foreign investments are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Small and Mid-Size Company Risk investment risk and liquidity risk are particularly pronounced for stocks of companies with relatively small- or mid-size market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. By investing in stocks of companies with small or mid-size market capitalizations the share price of the Fund may be more volatile than that of a fund investing in stocks of larger, more established companies. In addition, the Fund may be affected by dilution in the value of its shares if such companies sell additional shares and by concentration of control in existing management and principal shareholders.

Derivatives Risk derivatives are financial contracts in which value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives are sometimes used as part of a strategy designed to reduce (hedge) other risks. Generally, however, derivatives are used to earn income, enhance yield and increase diversification, all of which entail greater risk than if used solely for hedging purposes. In addition to risks such as the credit risk of the counterparty, derivatives involve the risk of mistakes in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.

Leveraging Risk when the Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. The Fund takes on leveraging risk when it borrows money to meet redemption requests, invests collateral from securities loans or uses reverse repurchase agreements, forward commitments, inverse floating rate investments or derivatives.

Liquidity Risk liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling investments at an advantageous price. Derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase when the Fund invests in debt securities whose sale may be restricted by law or by contract.

The Fund has adopted certain policies to reduce risk. The Fund will not . . .

- invest more than 5% of its total assets at the time of purchase in any one issuer's securities.

- purchase more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- invest 25% or more of its total assets at the time of purchase in securities of companies in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

- borrow more than 10% of its total assets. The Fund will only borrow in order to facilitate redemption requests that might otherwise require the Fund to sell securities at a time that would be disadvantageous.

Changes to Investment Objective

The International Value Fund's investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.

Nasdaq-100 Index Tracking Stock(SM) Fund

The Nasdaq-100 Index Tracking Stock(SM) Fund is managed to track the performance of the Nasdaq-100 Index(R), an unmanaged Index comprised of the 100 largest stocks traded on the Nasdaq Stock Market.

OBJECTIVE

The Nasdaq-100 Index Tracking Stock(SM) Fund seeks to match, as closely as possible, before expenses, the performance of the Nasdaq-100 Index(R) (the "Index"). The primary component of the Fund's total return is likely to be capital appreciation (or depreciation). Any dividend or interest income is incidental to the pursuit of its objective.

Because the underlying investments--stocks and other securities that function like stocks--are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.

asset allocation:
STOCK

portfolio
characteristics:
SIMILAR TO THE
NASDAQ-100
INDEX(R)

expected degree
of share price
volatility:
VERY HIGH

ticker:
HNASX

STRATEGY

Portfolio Composition

The Fund seeks to achieve its objective by investing in the common stocks that comprise the Index or in an Index "tracking stock." Under normal conditions, the Fund will invest at least 80% of its total assets in stocks of companies included in the Index and in the Index tracking stock. Up to 20% of the Fund's assets may be invested in other types of securities including:

-    money market instruments and other short-term debt securities

- derivative instruments, such as futures and options, that provide exposure to the stocks of companies in the Index.

Indexing

Indexing is different than an active management approach in that portfolio securities are selected based on their ability to keep the Fund's return in line with the Index. The Fund's manager does not make decisions based on his or her opinion of the securities' investment potential.

Over the long term, the investment adviser seeks a correlation of .98 or better, before expenses, between the Fund's total return and that of the Index. (A figure of 1.00 would indicate perfect correlation.)

Index Description and Construction

The Fund's model, the Nasdaq-100 Index(R), is composed of the 100 largest and most actively traded non-financial, domestic and international common stocks listed on the Nasdaq Stock Market. The Index was first published in 1985 and has achieved wide acceptance by both investors and market professionals. It reflects Nasdaq's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. In order to limit domination of the Index by a few large stocks, the Index is calculated under a "modified capitalization weighted" methodology. This capitalization weight distribution is evaluated by Nasdaq on a quarterly basis and is re-balanced, if necessary.

To be eligible for inclusion in the Index, a security must be traded on the Nasdaq National Market tier of the Nasdaq Stock Market and meet several specific trading volume and issuer criteria. Index securities are ranked by market value and are evaluated annually based on these rankings to determine which securities will be included in the Index. The list of annual additions and deletions is publicly announced via a press release in the early part of December. Replacements are made effective after the close of trading on the third Friday in December. Moreover, if at any time during the year an Index security is no longer trading on the Nasdaq Stock Market, or is otherwise determined by Nasdaq to become ineligible for continued inclusion in the Index, the security will be replaced with the largest market capitalization security not currently in the Index that meets the Index eligibility criteria.

The Tracking Stock

The Fund may invest in one or more securities that are designed to track the performance of the Index. One such tracking stock is issued by the Nasdaq-100 Trust(SM) (the "Trust"). The Trust is a separate, unmanaged investment company whose investment objective is to provide investment results that generally correspond to the price and yield performance of the component securities of the Index. The Trust's assets consist of substantially all of the securities, in substantially the same weighting, as the component securities of the Index. The securities issued by the Trust that are purchased by the Fund are called Nasdaq-100 Shares(SM) and are traded on the American Stock Exchange ("Amex") under the symbol "QQQQ". Nasdaq-100 Shares(SM) represent proportionate undivided interests in the Trust's assets.

RISKS

An investment in the Fund is subject to the following general risks:

Investment Risk the chance the value of an investment will decline in response to company, industry or market setback. For example, the value of the stock market as a whole could decline. Stock market prices tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Market value may be affected by a variety of factors including: general stock market movements, changes in financial condition of an issuer or an industry, changes in perceptions about an issuer or an industry, interest rates and inflation, government policies and litigation. The value of an investment in the Fund will fluctuate up and down. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

In the event of a trading halt, market quotations may not be readily available to value the Fund's holdings of Nasdaq-100 Shares(SM). Under these and other appropriate circumstances, the Fund will value Nasdaq-100 Shares(SM) it owns based on their fair value as determined in good faith by the Board of Directors of the Fund. If Nasdaq-100 Shares(SM) were to be valued in this manner, it is possible that the Fund may not achieve its objective of matching, as closely as possible, the performance of the Index.

Tracking Error the chance that the Fund's return will not closely track the Index's return. The leading causes of tracking error are . . .

- expenses--The Index is a hypothetical portfolio and incurs no expenses. The Fund has to pay for trading, accounting, recordkeeping and other services.

- composition--the composition of the Index and the stocks held by the Fund may occasionally diverge.

- cash flows--the Fund's ability to closely track the Index may be affected by the timing and magnitude of cash flows into and out of the Fund.

Non-Diversified Status the Fund is classified as "non- diversified." As a result, the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited. Depending upon the composition of the Index, a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers. The Fund is therefore more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests. Although the Fund may invest a relatively high percentage of its assets in certain issuers as it seeks to track the Index, in order to meet federal tax requirements, at the close of each quarter, the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

Concentration the Fund may concentrate its assets in issuers of a single industry or industries. Currently, the Index generally includes a concentration of technology and technology-related companies. Consequently, a relatively large portion of the Fund's assets may be invested in companies in this industry, such as companies that manufacture or design computers, computer- related equipment, communication systems, electronic products and other related products or in a particular issuer in this industry. The Fund therefore stands a greater chance of being hurt by adverse changes affecting the technology industry and those issuers. In the past, technology common stocks have experienced extreme price and volume fluctuations. This market volatility may adversely affect the price of the Fund's shares.

Some of the types of securities in which the Fund invests pose specific risks. These include . . .

Additional Tracking Risk The Fund does not control whether or how well the Trust tracks the Nasdaq-100 Index(SM).

Buying And Selling Nasdaq-100 Shares(SM) the Fund may not be able to buy or sell Nasdaq-100 Shares(SM) during any period in which the Amex halts trading. An exchange may halt trading as the result of the activation of market-wide "circuit-breakers," or whenever officials of the applicable exchange determine it is appropriate in the interest of a fair and orderly market or to protect investors. A circuit breaker is a measure instituted by the various exchanges to halt trading temporarily when the market falls by an amount based on a specified percentage decline in a specified period.

Net Asset Value and Market Price the market value of the Nasdaq-100 Shares(SM) may differ from the net asset value of the Trust. This difference in price may be due to the fact that the supply and demand in the market for Nasdaq-100 Shares(SM) at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities held by the Trust.

Expenses of The Trust your cost of investing in the Fund will generally be higher than the cost of investing directly in the Nasdaq-100 Shares(SM). By investing in the Fund, you will indirectly bear fees and expenses charged by the Trust in addition to the Fund's direct fees and expenses.

Limitations on The Amount of Nasdaq-100 Shares(SM) That May Be Purchased the Fund, together with its affiliates, generally may not purchase more than 3% of the outstanding Nasdaq-100 Shares(SM).

Futures and Options futures and options are agreements to buy or sell securities at a set price on a set date. With a futures contract, the Fund is obligated either to buy or sell the security at the agreed upon terms or to sell the contract to another party (at a loss or gain) before the settlement date. With an option agreement, the Fund has the right but not the obligation to buy or sell the security at the agreed upon terms. The Fund may use futures and options as a way of sharing in the performance of the Index without owning all 100 securities directly. This strategy enhances the Fund's ability to track the Index and improves liquidity. Options and futures prices can be highly volatile, and the loss from an investment in futures could be greater than the contract's original cost. To mitigate these risks, the Fund will not use options or futures for speculative purposes or as leveraged investments that would further magnify the gains or losses of these investments. The Fund will invest only in futures and options whose values are tied to the Index. The Fund intends to buy futures in anticipation of buying stocks.

Changes to Investment Objective

The Fund's investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.

Performance

The information below provides some indication of the risks of investing in each Fund by showing changes in each Fund's performance from year to year and by showing how each Fund's average annual returns for one, five and ten years or the period since the Fund's inception compare with those of a broad measure of market performance.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates. They do not reflect the impact of any state or local tax. After-tax returns are shown for all Funds except the Daily Income Fund.

Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Returns after taxes on distributions and sale of fund shares assume the shares were sold at period end, and, therefore, are also adjusted for any capital gains or losses incurred.

Returns for market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Past performance, as measured by the Funds' before-and after-tax returns, is not an indication or prediction of how the Funds will perform in the future.

DAILY INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS

periods ended 12/31/05         1 YEAR   5 YEAR   10 YEAR
----------------------         ------   ------   -------
Returns Before Taxes            2.49%    1.70%    3.33%

BEST QUARTER:
Q3 of 2000
1.49%

WORST QUARTER:
Q1 of 2004
0.10%

For the Fund's current yield, call 1-800-258-3030.

                                   (BAR GRAPH)

SHORT-TERM GOVERNMENT
SECURITIES FUND
AVERAGE ANNUAL TOTAL RETURNS

periods ended 12/31/05                                         1 YEAR   5 YEAR   10 YEAR
----------------------                                         ------   ------   -------
Returns before taxes                                            1.65%    2.95%    4.02%
Returns after taxes on distributions                            0.72%    1.82%    2.43%
Returns after taxes on distributions and sale of fund shares    1.07%    1.84%    2.44%
Merrill Lynch 1-4.99 Year U.S. Treasury Index                   1.39%    4.07%    4.46%

BEST QUARTER:
Q4 of 2000 & Q3 of 2001
2.37%

WORST QUARTER:
Q2 of 2004
-0.47%

For the Fund's current yield, call 1-800-258-3030.

                                   (BAR GRAPH)

SHORT-TERM BOND FUND
AVERAGE ANNUAL TOTAL RETURNS

periods ended 12/31/05                                         1 YEAR   5 YEAR   10 YEAR
----------------------                                         ------   ------   -------
Returns before taxes                                            2.29%    3.63%    4.73%
Returns after taxes on distributions                            1.21%    2.20%    2.84%
Returns after taxes on distributions and sale of fund shares    1.48%    2.23%    2.85%
Merrill Lynch 1-4.99 Year Corp./Gov. Index                      1.44%    4.63%    5.35%

BEST QUARTER:
Q2 of 1995
3.58%

WORST QUARTER:
Q2 of 2004
-0.85%

For the Fund's current yield, call 1-800-258-3030.

                                   (BAR GRAPH)

STOCK INDEX FUND
AVERAGE ANNUAL TOTAL RETURNS

                                                                                    SINCE
                                                                                  INCEPTION
periods ended 12/31/05                                         1 YEAR   5 YEAR   (10/28/99)
----------------------                                         ------   ------   ----------
Returns before taxes                                            4.23%   -0.20%     -0.32%
Returns after taxes on distributions                            3.80%   -0.54%     -0.63%
Returns after taxes on distributions and sale of fund shares    2.75%   -0.37%     -0.46%
Standard & Poor's 500 Stock Index                               4.91%    0.55%      0.39%

BEST QUARTER:
Q2 of 2003
15.17%

WORST QUARTER:
Q3 of 2002
-17.48%

                                   (BAR GRAPH)

VALUE FUND
AVERAGE ANNUAL TOTAL RETURNS

periods ended 12/31/05                                         1 YEAR   5 YEAR   10 YEAR
----------------------                                         ------   ------   -------
Returns before taxes                                           10.94%    8.50%    9.96%
Returns after taxes on distributions                           10.17%    7.60%    8.83%
Returns after taxes on distributions and sale of fund shares    7.47%    6.89%    8.19%
Standard & Poor's 500 Stock Index                               4.91%    0.55%    9.07%

BEST QUARTER:
Q2 of 2003
18.32%

WORST QUARTER:
Q3 of 2002
-16.53%

                                   (BAR GRAPH)

SMALL-COMPANY
STOCK FUND
AVERAGE ANNUAL TOTAL RETURNS

                                                                                   SINCE
                                                                                 INCEPTION
periods ended 12/31/05                                         1 YEAR   5 YEAR    (3/4/98)
----------------------                                         ------   ------   ---------
Returns before taxes                                            9.52%   12.66%     8.18%
Returns after taxes on distributions                            9.25%   12.58%     7.81%
Returns after taxes on distributions and sale of fund shares    6.33%   11.07%     6.94%
Russell 2000 Index                                              4.55%    8.22%     6.26%

BEST QUARTER:
Q2 of 1999
21.91%

WORST QUARTER:
Q3 of 2002
-18.36%

                                   (BAR GRAPH)

INTERNATIONAL VALUE FUND*
AVERAGE ANNUAL TOTAL RETURNS

                                                                          SINCE
                                                                        INCEPTION
periods ended 12/31/05                                         1 YEAR   (1/22/01)
----------------------                                         ------   ---------
Returns before taxes                                           14.31%     3.22%
Returns after taxes on distributions                            8.91%     1.82%
Returns after taxes on distributions and sale of fund shares   15.15%     2.44%
MSCI EAFE Index                                                13.54%     5.12%

* The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI(R) EAFE(R) Index Portfolio from its inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund since October 17, 2005.

BEST QUARTER:
Q2 of 2003
18.89%

WORST QUARTER:
Q3 of 2002
-20.24%

                                   (BAR GRAPH)

NASDAQ-100 INDEX

TRACKING STOCK(SM) FUND
AVERAGE ANNUAL TOTAL RETURNS

                                                                          SINCE
                                                                        INCEPTION
periods ended 12/31/05                                         1 YEAR   (1/22/01)
----------------------                                         ------   ---------
Returns before taxes                                            0.07%    -11.58%
Returns after taxes on distributions                           -1.99%    -11.95%
Returns after taxes on distributions and sale of fund shares    0.38%     -9.60%
NASDAQ-100 Index                                                1.90%     -8.95%

BEST QUARTER:
Q4 of 2001
31.89%

WORST QUARTER:
Q3 of 2001
-36.72%

                                   (BAR GRAPH)

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, sell or hold shares of a Fund. There are no transaction fees and you pay no sales charges when you buy shares directly from the distributor. The expenses shown under Annual Fund Operating Expenses are based on amounts incurred during the year ended December 31, 2005.

                                                                                                                      NASDAQ-100
                                          SHORT-TERM                                                                     INDEX
                                          GOVERNMENT                STOCK                  SMALL-                      TRACKING
                               DAILY      SECURITIES   SHORT-TERM   INDEX                  COMPANY    INTERNATIONAL    STOCK(SM)
SHAREHOLDER FEES            INCOME FUND      FUND       BOND FUND    FUND   VALUE FUND   STOCK FUND     VALUE FUND       FUND
----------------            -----------   ----------   ----------   -----   ----------   ----------   -------------   ----------
(Fees paid directly from your investment)
Sales Charge on Purchases       None         None         None      None       None         None           None          None
Sales Charge on
   Reinvested Dividends         None         None         None      None       None         None           None          None
Deferred Sales Charge on
   Redemptions                  None         None         None      None       None         None           None          None
Redemption Fee                  None         None         None      2%(a)      2%(a)        2%(a)          2%(a)         2%(a)
Exchange Fee                    None         None         None      None       None         None           None          None

ANNUAL FUND OPERATING EXPENSES
------------------------------
(Expenses deducted from funds' assets)
Management Fees               0.50%  0.45%  0.60%  0.045%(c)    0.56%  0.85%  0.75%(d)  0.25%
Other Expenses                0.26%  0.38%  0.23%  0.595%(c,e)  0.20%  0.45%  0.85%(d)  1.18%
Total Operating Expenses(b)   0.76%  0.83%  0.83%  0.640%(c)    0.76%  1.30%  1.60%(d)  1.43%

(a) For shares sold/exchanged within 30 days of purchase. See page 49 for more information.

(b) The following Funds had Total Operating Expenses that were less than the amounts shown above for the year ended December 31, 2005. This is because some of the fees were waived by RE Advisers. These waivers may be eliminated by RE Advisers with 90 days' notice and Board approval. With the fee waivers, the Funds' actual Total Operating Expenses for the year ended December 31, 2005 were as follows:

Short-Term Government Securities Fund   0.75%
Short-Term Bond Fund                    0.80%

(c) The fees for Stock Index Fund shown in this table and used in the example below reflect expenses of both the feeder fund and the master portfolio. The management fee represents the total expenses of the State Street Equity 500 Index Portfolio.

(d) The fees for International Value Fund shown in this table and used in the example below have been restated to reflect the change in expenses resulting from the Fund's change from a passively managed index fund to an actively managed fund on June 12, 2006. However, Total Operating Expenses for the Fund are expected to be less the amount shown above because of contractual waivers by RE Advisers. These waivers may be eliminated by RE Advisers with 90 days' notice and Board approval. With the fee waivers, the Fund's Total Operating Expenses should be 0.99%.

(e) The Other Expenses for Stock Index Fund include a .25% Administrative Fee paid to RE Advisers.

EXAMPLE

The example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example assumes you invest $10,000 in a Fund with a redemption at the end of each time period. It also assumes each Fund has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                           ------   -------   -------   --------
Daily Income Fund                           $ 77      $243      $422     $  944
Short-Term Government Securities Fund       $ 85      $265      $461     $1,028
Short-Term Bond Fund                        $ 85      $265      $461     $1,028
Stock Index Fund                            $ 64      $200      $349     $  781
Value Fund                                  $ 77      $240      $418     $  934
Small-Company Stock Fund                    $130      $405      $700     $1,539
International Value Fund                    $160      $496      $856     $1,868
Nasdaq-100 Index Tracking Stock(SM) Fund    $143      $445      $768     $1,683

THIS EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE FEES OR EXPENSES FOR EACH FUND. ACTUAL FEES AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance, but is included for illustrative purposes only.

Management

INVESTMENT MANAGER/ADMINISTRATOR
for the Funds
RE Advisers Corporation
4301 Wilson Boulevard
Arlington, VA 22203

As the investment manager, RE Advisers is responsible for selecting investments, managing the portfolios and setting investment strategies and policies for the Daily Income, Short-Term Government Securities, Short-Term Bond, Value, Small-Company Stock, International Value, and Nasdaq-100 Index Tracking Stock(SM) Funds. With respect to the International Value Fund, RE Advisers oversees Mercator, the Fund's subadviser, to ensure compliance with the Fund's investment policies and monitors Mercator's adherence to its investment style. Re Advisers pays Mercator out of the fees it receives from the Fund. The Board of Directors supervises RE Advisers and Mercator and establishes policies that they must follow in providing their management and advisory services to the Fund.

RE Advisers was launched in 1990 and now manages over $900 million for mutual fund and private account investors. RE Advisers, incorporated in the Commonwealth of Virginia in 1995 (formerly incorporated in the District of Columbia in 1990), is a direct subsidiary of RE Investment Corporation and an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (NRECA), a non-profit organization which serves and represents the nation's consumer-owned rural electric cooperatives.

In 2005, the Funds paid RE Advisers the following investment management fees, expressed as a percent of fund assets:

Daily Income Fund                          0.50%
Short-Term Government Securities Fund      0.37%
Short-Term Bond Fund                       0.57%
Value Fund                                 0.56%
Small-Company Stock Fund                   0.85%
Nasdaq-100 Index Tracking Stock(SM) Fund   0.25%

For its management services to the International Value Fund, RE Advisers is entitled to receive an annual management fee of 0.75% of the Fund's average daily net assets.

Except with respect to the International Value Fund, a discussion regarding the basis for the Board of Directors' approval of the investment management agreements with RE Advisers is included in the Funds' annual report for the period ended December 31, 2005. Such information will be available regarding the International Value Fund in the semiannual report for the period ending June 30, 2006.

RE Advisers serves as the administrator for the Stock Index Fund. Pursuant to an administrative service agreement with the Fund, RE Advisers provides certain administrative services to the Fund and generally assists in all aspects of its operation. In 2005, the Stock Index Fund paid RE Advisers .25% of net assets as compensation for administrative services.

INVESTMENT SUBADVISER

Mercator is the subadviser to the International Value Fund. Mercator provides investment advice to mutual funds and other entities. Its principal place of business is Boca Center, 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486. Mercator is a Delaware limited partnership majority owned by its executive officers. As of December 31, 2005, Mercator managed over $10.5 billion in fee-paying assets. Mercator selects, buys, and sells securities for the Fund under the supervision of RE Advisers and the Board of Directors. For its services, Mercator is entitled to receive from RE Advisers an annual fee of 0.50% of the Fund's average daily net assets.

A discussion regarding the basis for the Board of Directors' approval of the investment subadvisory agreement between RE Advisers and Mercator will be included in the International Value Fund's semiannual report for the period ending June 30, 2006.

PORTFOLIO MANAGERS

Portfolio managers oversee the Funds' day-to-day operations.

DAILY INCOME FUND

Patricia Murphy, CFA

Ms. Murphy is a money market portfolio manager for RE Advisers and the director of pension investments for NRECA. She received her BS in Economics and Business Administration from the State University of New York. She received her MBA in Finance from the University of Rochester. She is a Director of RE Investment Corporation and has been with NRECA since 1997.

SHORT-TERM GOVERNMENT SECURITIES FUND AND SHORT-TERM BOND FUND

Douglas Kern, CFA

Mr. Kern is a senior fixed-income portfolio manager for RE Advisers. He is the portfolio manager for the Short-Term Government Securities Fund and the Short-Term Bond Fund. He has managed the aforementioned Funds since inception. He received his BA in Business Administration and his MBA in Finance from Pennsylvania State University. He has been with NRECA since 1985.

VALUE FUND, SMALL-COMPANY STOCK FUND AND NASDAQ-100 INDEX TRACKING STOCK(SM)
FUND

Peter Morris

Mr. Morris is the Director and President of RE Advisers and Vice President and Chief Investment Officer of NRECA. He received his BS in Economics from Coe College. He has been with NRECA since 1974. Mr. Morris is also a portfolio manager of the Value Fund, the Small-Company Stock Fund and the Nasdaq-100 Index Tracking Stock(SM) Fund. He has co-managed the aforementioned Funds since inception. He is a Director, Vice President and Secretary of RE Investment Corporation and a Director and President of the Homestead Funds.

Stuart Teach, CFA

Mr. Teach is the Director and Vice President RE Advisers. He received his BS in Business Administration and Finance from Ohio State University. He received his MBA in Finance from Miami University. Mr. Teach is also a senior equity portfolio manager for the Value Fund, the Small-Company Stock Fund and the Nasdaq-100 Index Tracking Stock(SM) Fund. He has co-managed the aforementioned Funds since inception. He is a Director and President of RE Investment Corporation and has been with NRECA since 1985.

Mark Ashton, CFA

Mr. Ashton is an equity portfolio manager for RE Advisers and NRECA. He and co-managers Mr. Morris and Mr. Teach oversee the investment activities of the Value Fund, the Small-Company Stock Fund and the Nasdaq-100 Index Tracking Stock(SM) Fund. He received his B.S. in Finance from the University of Utah. He received his MBA specializing in Marketing Research from the University of Southern California. Mr. Ashton was a Vice-President of Capital Research Company from 1984 to 1998 prior to joining RE Advisers and NRECA in 1999.

INTERNATIONAL VALUE FUND

Mercator manages the Fund as a team of six investment professionals, each of whom is primarily and jointly responsible for the Fund's management. Information about each team member's experience appears below.

Peter F. Spano, CFA

Mr. Spano, President, PXS Corp., General Partner, began his career in 1968, spending 12 years as an officer, portfolio manager and analyst with The Chase Manhattan Bank, N.A. and then Flagship National Bank of Miami (now SunTrust). For several years following, Mr. Spano was Director of Investments for American Birthright Trust Management, Inc., an investment advisor to mutual funds, as well as Vice President and portfolio manager of one of the funds. Prior to Mercator, Mr. Spano served as Vice President and Chairman of the Portfolio Management Committee at Templeton Investment Counsel, Inc. There he was responsible for global portfolio management and securities trading. Mr. Spano received his MBA from Baruch College (City University of New York) and his BBA from St. John's University.

James E. Chaney

Mr. Chaney, President, JXC Corp., General Partner, began his investment career in 1985 as Vice President of International Equities at General Electric Investments. His responsibilities included research and portfolio management in addition to the development of a new money management subsidiary. In 1991, he joined Templeton Investment Counsel and became an Executive Vice President. He managed $5.2 billion in international and global assets, including separate accounts and several institutional mutual funds. Mr. Chaney also served on the Portfolio Strategy Committee and participated in institutional marketing efforts. In 1996, he joined Hansberger Global Investors and, until joining Mercator, was Chief Investment Officer, responsible for the firm's research and portfolio management activities. He received his MBA from Columbia University Graduate School of Business, a MS from Northeastern University, and a BS from the University of Massachusetts.

John G. Thompson

Mr. Thompson, President, JZT Corp., General Partner and Chief Investment Officer, began his career as a securities analyst for Atlantic Investment Partners, Ltd., an investment partnership. Mr. Thompson later served as Vice President and portfolio manager at Scudder, Stevens and Clark. From 1979, until co-founding Mercator in 1984, Mr. Thompson was Vice President and Director of Research for Templeton Investment Counsel, Inc., and served as Vice President of Templeton Funds, Inc. and Templeton Global Funds, Inc. He spent those five years developing the firm's global computer research capabilities and managing global portfolios. Mr. Thompson received his MBA from University of Miami and a BS degree from Florida Atlantic University.

Kevin J. Shaver

Mr. Shaver, President, KXS Corp., General Partner, began his investment career in mutual fund valuations at Dominion Securities in Toronto. Prior to joining Mercator (where he previously acted as consultant in establishing the firm's valuation system), he worked for Strategic Investment Partners, Inc. in Arlington, Virginia, as the Manager of Research and Performance Analytics. Kevin has a BBA degree from the University of New Brunswick.

Barbara J. Trebbi

Ms. Trebbi, President, BXT Corp., General Partner, began her career in 1988 at Mackenzie Investment Management Inc. as a research analyst focusing on international equities. From 1995 she served as a Vice President at Mackenzie where she specialized in security analysis and management of investments in the Asian region. In 1995 she was appointed to serve on Mackenzie's executive committee and became Senior Vice President and Managing Director of International Equities at Ivy Management Inc., a wholly-owned subsidiary of Mackenzie. There she oversaw a team of research analysts and had direct responsibility for managing several international equity portfolios as well as regional portfolios focusing on Asia. Ms. Trebbi has a Graduate Diploma from the London School of Economics and Political Science and a BS degree from the University of Florida.

Gary R. Clemons

Mr. Clemons, President, GQC Corp., General Partner, began his career as an investment professional over 16 years ago. Most recently, he served as Deputy Director of Research and Executive Vice President at Templeton Investment Counsel in Ft. Lauderdale, where he managed $3 billion in international and global equities. From 1990 to 1993, he served as a research analyst and portfolio manager at Templeton Quantitative Advisors in New York, a subsidiary of Templeton International. Mr. Clemons holds an MBA from the University of Wisconsin-Madison and a BS degree from the University of Nevada-Reno.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Homestead Funds.

INVESTMENT MANAGER
FOR THE MASTER PORTFOLIO OF THE
STOCK INDEX FUND
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111

The Adviser, subject to the supervision of the Board of Trustees, is responsible for the investment management of the Equity 500 Index Portfolio. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation and includes the Adviser. SSgA is one of the world's largest institutional money managers, and uses quantitative and traditional techniques to manage more than $1.35 trillion as of December 31, 2004 in investment programs and portfolios for institutional and individual investors. The Adviser is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act") and serves as the adviser or sub-adviser for most of the U.S. registered investment company clients of SSgA. It had approximately $98 billion in assets under management at December 31, 2004.

SSgA places all orders for purchases and sales of the Portfolio's investments. In selecting broker-dealers, SSgA may consider research and brokerage services furnished to it and its affiliates. Affiliates of SSgA may receive brokerage commissions from the Portfolio in accordance with procedures adopted by the Trustees under the 1940 Act, which require periodic review of these transactions.

The Adviser manages the Equity 500 Index Portfolio using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management of the Equity 500 Index Portfolio include the following:

John Tucker, CFA

Mr. Tucker is a Principal of SSgA and SSgA FM. Mr. Tucker joined the firm in 1988 and is a Unit Head for the firm's Exchange Traded Funds Management Team. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society.

Karl Schneider

Mr. Schneider is a Principal of State Street Global Advisors, SSgA Funds Management Inc., and a Portfolio Manager within the Global Structured Products Group. He joined State Street in 1996 and currently manages the firm's commingled Wilshire 5000, Wilshire 4500, and Russell 2000 funds, as well as other commingled and separately managed domestic and international funds. Prior to joining the Global Structured Products Group, Mr. Schneider worked as a portfolio manager in SSgA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Prior to this, he worked as an analyst in State Street's Process Engineering division where he both assisted and led a number of internal consulting engagements aimed at improving operational efficiencies within the custody bank. Mr. Schneider holds a Bachelor of Science degree in Finance and Investments from Babson College and also a Master of Science degree in Finance from the Carroll School of Management at Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

James May, CFA

Mr. May is a Principal of State Street Global Advisors, SSgA Funds Management Inc., and a Senior Portfolio Manager in the firm's Global Structured Products Group. He manages a variety of portfolios for the Developed Markets team benchmarked to indexes including MSCI, Standard & Poor's, and Russell. Mr. May is also responsible for managing several mutual funds, most notably the SSgA S&P 500 Fund which he has managed since 1995. Mr. May joined SSgA in 1991. Prior to the Global Structured Products Group, Mr. May worked in the firm's Passive U.S. Equity Operations department as a Senior Analyst. As a member of the Developed Markets team, he worked on the formulation of trading strategies for index change trades, Russell reconstitution, and MSCI quarterly rebalancing and Provisional trades. Jim also served on the Russell 1000 Advisory Committee at the New York Board of Trade. He has been working in the investment management field since 1989 when he joined State Street Corporation's Custody operation. Mr. May holds an MBA from Boston College and a BS in Finance from Bentley College, and earned the Chartered Financial Analyst designation. He is a member of the Boston Security Analysts Society and the Association for Investment Management and Research (AIMR).

Michael Feehily, CFA

Mr. Feehily is a Principal of State Street Global Advisors, SSgA Funds Management Inc., and head of the U.S. Equity Team within the Global Structured Products Group. Mr. Feehily is responsible for overseeing the management of all U.S. equity index funds for State Street Global Advisors. He also serves as Portfolio Manager for the firm's Russell 1000 Value and Growth ERISA Funds, the S&P MidCap 400 ERISA Fund, and the SSgA IAM Shares Mutual Fund, in addition to several other commingled and separately managed products. Mr. Feehily joined SSgA in 1997, initially working in the Performance and Analytics group. Preceding this, he was part of the Global Operations Department of State Street Corporation where he helped to develop Private Edge, a proprietary application used to analyze venture capital, real estate, and other private investments. Mr. Feehily has been working in the investment management field since 1992. Mr. Feehily holds a Bachelor of Science degree in Finance, Investments, and Economics from Babson College and an MBA in Finance from Bentley College. He earned the Chartered Financial Analyst designation, and is a member of the Boston Security Analysts Society and the Association for Investment Management and Research.

David Chin

Mr. Chin is a Principal of SSgA and SSgA FM. Mr. Chin joined the firm in 1999 and is a member of the firm's Global Structured Products Team. He is responsible for managing both U.S. and International funds. Mr. Chin holds a BS in Management Information Systems from the University of Massachusetts/Boston and an MBA from the University of Arizona.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Portfolio is available in the Statement of Additional Information.

BOARD OF DIRECTORS

The Board of Directors establishes Homestead Funds' corporate policies and monitors Fund performance. For a listing of current board members see the latest annual report or Statement of Additional Information, which you can request by calling 1-800-258-3030.

DISTRIBUTOR
RE Investment Corporation
4301 Wilson Boulevard
Arlington, VA 22203

TRANSFER AGENT
NFDS, Inc. (doing business as BFDS)
P.O. Box 219486
Kansas City, MO 64121-9486

The transfer agent processes transactions, disburses distributions and provides accounting services for the Homestead Funds.

CUSTODIAN

State Street Bank and Trust Company

DISCLOSURE OF PORTFOLIO SECURITIES

A description of the Funds' policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information, which you can request by calling 1-800-258-3030.

For all Homestead Funds, a complete list of portfolio securities is included with the annual and semi-annual reports for the periods ending 12/31 and 6/30, respectively. These reports are delivered to shareholders and posted online approximately 60 days after the period end. To view reports online, visit the "Fund Reports" section under the "Documents" tab of www.homesteadfunds.com.

For the periods ending 3/31 and 9/30, a complete list of each Fund's portfolio securities is posted online approximately 60 days after the period end. To view a list of portfolio securities online, visit the "No-Load Funds" section of www.homesteadfunds.com.

Distribution Schedule

Each Fund intends to distribute substantially all of its ordinary income and capital gains. You may elect to have distributions automatically reinvested in your Fund account. Whether reinvested or received, distributions are generally taxable to non-retirement account investors. We will mail you IRS Form 1099 at the end of January indicating the federal tax status of your income and capital gains distributions for the prior year. Distributions are declared and paid according to the following schedule:

INTEREST INCOME
Daily Income Fund

Declared daily and paid monthly

Short-Term Government Securities Fund

Declared daily and paid monthly

Short-Term Bond Fund

Declared daily and paid monthly

Stock Index Fund

Declared and paid annually

Value Fund

Declared and paid semi-annually

Small-Company Stock Fund

Declared and paid annually

International Value Fund

Declared and paid annually

Nasdaq-100 Index Tracking Stock(SM) Fund

Declared and paid annually

CAPITAL GAINS
All Funds

If any, declared and paid annually, more frequently if necessary.

Financial Highlights

The financial highlights table is intended to help you understand a Fund's financial performance for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The figures for the period ended December 31, 2005, were audited by the Funds' independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the annual report. If you would like to receive a copy of the latest annual report, which includes complete financials and footnotes, please call 1-800-258-3030.

FINANCIAL HIGHLIGHTS: DAILY INCOME FUND
For a Share Outstanding Throughout Each Year

                                                                              YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------------
                                                              2005       2004           2003           2002      2001
                                                            --------   -------        -------        -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                          $   1.00   $  1.00        $  1.00        $  1.00   $  1.00
Income from investment operations
   Net investment income                                        0.02      0.01(a,b)      0.01(a,b)      0.01      0.04(a)
   Net realized and unrealized gain (loss) on investments         --        --             --             --        --
                                                            --------   -------        -------        -------   -------
TOTAL FROM INVESTMENT OPERATIONS                                0.02      0.01           0.01           0.01      0.04
                                                            --------   -------        -------        -------   -------
Distributions
   Net investment income                                       (0.02)    (0.01)         (0.01)         (0.01)    (0.04)
   Net realized gain                                              --        --             --             --        --
                                                            --------   -------        -------        -------   -------
TOTAL DISTRIBUTIONS                                            (0.02)    (0.01)         (0.01)         (0.01)    (0.04)
                                                            --------   -------        -------        -------   -------
NET ASSET VALUE, END OF YEAR                                $   1.00   $  1.00        $  1.00        $  1.00   $  1.00
                                                            ========   =======        =======        =======   =======
TOTAL RETURN                                                    2.49%     0.65%(A,B)     0.51%(A,B)     1.25%     3.65%(A)
                                                            ========   =======        =======        =======   =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)                         $105,123   $90,279        $79,546        $76,047   $66,204
Ratio of gross expenses before voluntary expense
   limitation to average net assets                             0.76%     0.79%          0.80%          0.80%     0.84%
Ratio of net investment income to average net assets            2.48%     0.66%(a,b)     0.51%(a,b)     1.24%     3.58%(a)
Ratio of expenses to average net assets                         0.76%     0.75%(a,b)     0.75%(a,b)     0.80%     0.80%(a)

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b) For the period July 1, 2003 to June 30, 2004 RE Advisers voluntarily reduced the amount of the expense limitation from 0.80% to 0.70%. On July 1, 2004 RE Advisers reinstated the expense limitation of 0.80% as set forth in the Expense Limitation Agreement with RE Advisers.

FINANCIAL HIGHLIGHTS: SHORT-TERM GOVERNMENT SECURITIES FUND
For a Share Outstanding Throughout Each Year

                                                                          YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------
                                                              2005        2004      2003        2002      2001
                                                            -------     -------   -------     -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                          $  5.11     $  5.16   $  5.22     $  5.14   $  5.08
                                                            -------     -------   -------     -------   -------
Income from investment operations
   Net investment income (a)                                   0.13        0.10      0.12        0.16      0.25
   Net realized and unrealized gain (loss) on investments     (0.05)      (0.05)    (0.06)       0.08      0.06
                                                            -------     -------   -------     -------   -------
TOTAL FROM INVESTMENT OPERATIONS                               0.08        0.05      0.06        0.24      0.31
                                                            -------     -------   -------     -------   -------
Distributions
   Net investment income                                      (0.13)      (0.10)    (0.12)      (0.16)    (0.25)
   Net realized gain                                             --(b)       --        --(b)       --        --
                                                            -------     -------   -------     -------   -------
TOTAL DISTRIBUTIONS                                           (0.13)      (0.10)    (0.12)      (0.16)    (0.25)
                                                            -------     -------   -------     -------   -------
NET ASSET VALUE, END OF YEAR                                $  5.06     $  5.11   $  5.16     $  5.22   $  5.14
                                                            =======     =======   =======     =======   =======
TOTAL RETURN (A)                                               1.65%       1.03%     1.18%       4.82%     6.19%
                                                            =======     =======   =======     =======   =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)                         $39,953     $43,296   $41,852     $39,177   $32,270
Ratio of gross expenses before voluntary expense
   limitation to average net assets                            0.83%       0.82%     0.84%       0.86%     0.92%
Ratio of net investment income to average net assets (a)       2.59%       1.98%     2.20%       3.09%     4.74%
Ratio of expenses to average net assets (a)                    0.75%       0.75%     0.75%       0.75%     0.75%
Portfolio turnover rate                                          31%         41%       41%         40%       52%

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)  Less than .01 per share.

FINANCIAL HIGHLIGHTS: SHORT-TERM BOND FUND
For a Share Outstanding Throughout Each Year

                                                                          YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------
                                                            2005       2004          2003       2002       2001
                                                          --------   --------      --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                        $   5.17   $   5.23      $   5.30   $   5.26   $   5.18
                                                          --------   --------      --------   --------   --------
Income from investment operations
   Net investment income (a)                                  0.16       0.15(b)       0.17       0.23       0.28
   Net realized and unrealized gain (loss) on
      investments                                            (0.04)     (0.06)        (0.07)      0.04       0.08
                                                          --------   --------      --------   --------   --------
TOTAL FROM INVESTMENT OPERATIONS                              0.12       0.09          0.10       0.27       0.36
                                                          --------   --------      --------   --------   --------
Distributions
   Net investment income                                     (0.16)     (0.15)        (0.17)     (0.23)     (0.28)
   Net realized gain                                            --         --            --         --         --
                                                          --------   --------      --------   --------   --------
TOTAL DISTRIBUTIONS                                          (0.16)     (0.15)        (0.17)     (0.23)     (0.28)
                                                          --------   --------      --------   --------   --------
NET ASSET VALUE, END OF YEAR                              $   5.13   $   5.17      $   5.23   $   5.30   $   5.26
                                                          ========   ========      ========   ========   ========
TOTAL RETURN (A)                                              2.29%      1.65%(B)      1.86%      5.33%      7.13%
                                                          ========   ========      ========   ========   ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)                       $199,441   $202,388      $214,285   $201,487   $170,935
Ratio of gross expenses before voluntary expense
   limitation to average net assets                           0.83%      0.82%         0.82%      0.82%      0.83%
Ratio of net investment income to average net assets(a)       3.04%      2.75%(b)      3.11%      4.39%      5.36%
Ratio of expenses to average net assets (a)                   0.80%      0.75%(b)      0.75%      0.75%      0.75%
Portfolio turnover rate                                         34%        45%           72%        72%        68%

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b) On December 1, 2004 RE Advisers increased the amount of the expense limitation from 0.75% to 0.80%.

FINANCIAL HIGHLIGHTS: STOCK INDEX FUND
For a Share Outstanding Throughout Each Year

                                                                            YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------
                                                              2005      2004      2003         2002          2001
                                                            -------   -------   -------      -------       -------
NET ASSET VALUE, BEGINNING OF YEAR                          $  9.03   $  8.29   $  6.55      $  8.55       $  9.84
Income from investment operations
   Net investment income                                       0.11      0.10      0.07(a)      0.06(a)       0.05(a)
   Net realized and unrealized gain (loss) on investments      0.27      0.74      1.73        (2.00)        (1.29)
                                                            -------   -------   -------      -------       -------
TOTAL FROM INVESTMENT OPERATIONS                               0.38      0.84      1.80        (1.94)        (1.24)
                                                            -------   -------   -------      -------       -------
Distributions
   Net investment income                                      (0.11)    (0.10)    (0.06)       (0.06)        (0.05)
                                                            -------   -------   -------      -------       -------
TOTAL DISTRIBUTIONS                                           (0.11)    (0.10)    (0.06)       (0.06)        (0.05)
                                                            -------   -------   -------      -------       -------
NET ASSET VALUE, END OF YEAR                                $  9.30   $  9.03   $  8.29      $  6.55       $  8.55
                                                            =======   =======   =======      =======       =======
TOTAL RETURN                                                   4.23%    10.15%    27.55%(A)   (22.69)%(A)   (12.55)%(A)
                                                            =======   =======   =======      =======       =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)                         $47,547   $44,364   $34,150      $20,632       $23,340
Ratio of gross expenses before voluntary expense
   limitation to average net assets                            0.64%     0.75%     0.92%        1.06%         1.10%
Ratio of net investment income to average net assets           1.25%     1.31%     1.04%(a)     0.87%(a)      0.61%(a)
Ratio of expenses to average net assets                        0.64%     0.75%     0.75%(a)     0.75%(a)      0.75%(a)
Portfolio turnover rate (b)                                     N/A       N/A       N/A          N/A           N/A

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b) See Appendix A of the latest annual or semi-annual report for the portfolio turnover of the Equity 500 Index Portfolio.

FINANCIAL HIGHLIGHTS: VALUE FUND
For a Share Outstanding Throughout Each Year

                                                                YEAR ENDED DECEMBER 31,
                                                ------------------------------------------------------
                                                  2005       2004       2003       2002         2001
                                                --------   --------   --------   --------     --------
NET ASSET VALUE, BEGINNING OF YEAR              $  30.44   $  27.52   $  22.24   $  25.50     $  25.38
                                                --------   --------   --------   --------     --------
Income from investment operations
   Net investment income                            0.42       0.35       0.37       0.33         0.33
   Net realized and unrealized gain on
      investments                                   2.90       3.68       5.42      (3.26)        1.17
                                                --------   --------   --------   --------     --------
TOTAL FROM INVESTMENT OPERATIONS                    3.32       4.03       5.79      (2.93)        1.50
                                                --------   --------   --------   --------     --------
Distributions
   Net investment income                           (0.42)     (0.35)     (0.37)     (0.33)       (0.33)
   Net realized gain                               (0.56)     (0.76)     (0.14)        --(a)     (1.05)
                                                --------   --------   --------   --------     --------
TOTAL DISTRIBUTIONS                                (0.98)     (1.11)     (0.51)     (0.33)       (1.38)
                                                --------   --------   --------   --------     --------
NET ASSET VALUE, END OF YEAR                    $  32.78   $  30.44   $  27.52   $  22.24     $  25.50
                                                ========   ========   ========   ========     ========
TOTAL RETURN                                       10.94%     14.71%     26.16%    (11.56)%       5.90%
                                                ========   ========   ========   ========     ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)             $469,598   $402,346   $350,945   $290,207     $335,115
Ratio of net investment income to average net
   assets                                           1.33%      1.23%      1.54%      1.35%        1.26%
Ratio of expenses to average net assets             0.76%      0.82%      0.84%      0.83%        0.85%
Portfolio turnover rate                                8%         8%        12%        29%          19%

(a)  Less than .01 per share.

FINANCIAL HIGHLIGHTS: SMALL-COMPANY STOCK FUND
For a Share Outstanding Throughout Each Year

                                                                 YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------
                                                  2005       2004       2003          2002          2001
                                                -------    -------    -------       -------       -------
NET ASSET VALUE, BEGINNING OF YEAR              $ 15.69    $ 13.89    $ 10.49       $ 10.55       $  9.51
                                                -------    -------    -------       -------       -------
Income from investment operations
   Net investment income                           0.05      (0.01)        --(a)         --(a,b)     0.02(a)
   Net realized and unrealized gain (loss) on
      investments                                  1.44       1.85       3.40         (0.06)         1.04
                                                -------    -------    -------       -------       -------
TOTAL FROM INVESTMENT OPERATIONS                   1.49       1.84       3.40         (0.06)         1.06
                                                -------    -------    -------       -------       -------
Distributions
   Net investment income                          (0.05)        --         --            --(b)      (0.02)
   Net realized gain                              (0.13)     (0.04)        --            --            --
                                                -------    -------    -------       -------       -------
TOTAL DISTRIBUTIONS                               (0.18)     (0.04)        --            --         (0.02)
                                                -------    -------    -------       -------       -------
NET ASSET VALUE, END OF YEAR                    $ 17.00    $ 15.69    $ 13.89       $ 10.49       $ 10.55
                                                =======    =======    =======       =======       =======
TOTAL RETURN                                       9.52%     13.24%     32.41%(A)     (0.57)%(A)    11.17%(A)
                                                =======    =======    =======       =======       =======
(RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)             $47,871    $38,937    $29,832       $19,586       $13,522
Ratio of gross expenses before voluntary
   expense limitation to average net assets        1.30%      1.37%      1.54%         1.60%         1.94%
Ratio of net investment income (loss) to
   average net assets                             (0.34)%    (0.07)%    (0.03)%(a)    (0.03)%(a)     0.24%(a)
Ratio of expenses to average net assets            1.30%      1.37%      1.50%(a)      1.50%(a)      1.50%(a)
Portfolio turnover rate                               9%         6%        17%           12%           20%

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)  Less than .01 per share.

FINANCIAL HIGHLIGHTS: INTERNATIONAL VALUE FUND
For a Share Outstanding Throughout Each Year

                                                                                                          JANUARY 22, 2001
                                                                 YEAR ENDED DECEMBER 31,                  (INCEPTION DATE)
                                                     ----------------------------------------------        TO DECEMBER 31,
                                                       2005        2004          2003         2002              2001
                                                     -------      ------        ------      -------       ----------------
NET ASSET VALUE, BEGINNING OF YEAR                   $  9.48      $ 8.36        $ 6.33      $  7.75        $ 10.00
Income from investment operations
   Net investment income (a)                            0.36        0.07(a)       0.04(a)      0.48(a)       (0.01)(a)
   Net realized and unrealized gain on investments      1.00        1.40          2.23        (1.36)         (2.24)
   Capital contribution                                   --        0.03            --           --             --
                                                     -------      ------        ------      -------        -------
TOTAL FROM INVESTMENT OPERATIONS                        1.36        1.50          2.27        (0.88)         (2.25)
                                                     -------      ------        ------      -------        -------
Distributions
   Net investment income                               (0.16)      (0.15)        (0.10)       (0.51)            --
   Net realized gain                                   (2.89)      (0.23)        (0.14)       (0.03)            --
                                                     -------      ------        ------      -------        -------
TOTAL DISTRIBUTIONS                                    (3.05)      (0.38)        (0.24)       (0.54)            --
                                                     -------      ------        ------      -------        -------
NET ASSET VALUE, END OF YEAR                         $  7.79      $ 9.48        $ 8.36      $  6.33        $  7.75
                                                     =======      ======        ======      =======        =======
TOTAL RETURN (A)                                       14.31%      17.94%(A,B)   35.88%(A)   (17.63)%(A)    (22.50)%(A,C)
                                                     =======      ======        ======      =======        =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)                  $13,081      $7,439        $3,854      $ 1,494        $   424
Ratio of gross expenses before voluntary expense
   limitation to average net assets                     1.21%(d)    1.76%         3.68%        7.03%         17.79%(e)
Ratio of net investment income (loss) to average
   net assets (a)                                       3.76%       0.90%(a)      0.76%(a)     0.57%(a)      (0.23)%(a,e)
Ratio of expenses to average net assets (a)             1.21%(d)    1.50%(a)      1.50%(a)     1.50%(a)       1.50%(a,e)
Portfolio turnover rate (e)                                1%        N/A(f)        N/A(f)       N/A(f)         N/A(f)

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b) The total return reflects a capital contribution of $23,772. Without the capital contribution, the total return would have been 17.58%.

(c)  Aggregate total return for the period.

(d) Expenses do not include the expenses of the Vanguard Developed Markets Index Fund, the Fund in which the International Value Fund invested substantially all of its assets beginning on October 17, 2005. Expenses include the allocated expenses from the State Street MSCI(R) EAFE(R) Index Portfolio from January 1, 2005 through October 16, 2005. During this period the Fund was a feeder of the MSCI(R) EAFE(R) Index Portfolio.

(e)  Annualized.

(f) The International Value Fund was a feeder of the State Street MSCI(R) EAFE(R) Index Portfolio. Portfolio turnover was calculated by the master portfolio, not the feeder fund.

FINANCIAL HIGHLIGHTS: NASDAQ-100 INDEX TRACKING STOCK(SM) FUND
For a Share Outstanding Throughout Each Year

                                                                                                      JANUARY 22, 2001
                                                                YEAR ENDED DECEMBER 31,               (INCEPTION DATE)
                                                       ----------------------------------------       TO DECEMBER 31,
                                                        2005      2004      2003          2002              2001
                                                       ------    ------    ------       -------       ----------------
NET ASSET VALUE, BEGINNING OF YEAR                     $ 5.44    $ 5.00    $ 3.40       $  5.50        $ 10.00
                                                       ------    ------    ------       -------        -------
Income from investment operations
   Net investment income                                (0.06)    (0.02)    (0.06)(a)     (0.06)(a)      (0.05)(a)
   Net realized and unrealized gain on investments       0.04      0.46      1.66         (2.04)         (4.45)
                                                       ------    ------    ------       -------        -------
TOTAL FROM INVESTMENT OPERATIONS                        (0.02)     0.44      1.60         (2.10)         (4.50)
                                                       ------    ------    ------       -------        -------
Distributions
   Net investment income                                   --        --        --            --             --
   Net realized gain                                    (0.36)       --        --            --             --
                                                       ------    ------    ------       -------        -------
TOTAL DISTRIBUTIONS                                     (0.36)       --        --            --             --
                                                       ------    ------    ------       -------        -------
NET ASSET VALUE, END OF YEAR                           $ 5.06    $ 5.44    $ 5.00       $  3.40        $  5.50
                                                       ======    ======    ======       =======        =======
TOTAL RETURN                                             0.07%     8.80%    47.06%(A)    (38.18)%(A)    (45.00)%(A,B)
                                                       ======    ======    ======       =======        =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (thousands)                    $6,851    $6,816    $5,362       $ 1,779        $ 1,282
Ratio of gross expenses before voluntary expense
   limitation to average net assets                      1.43%     1.50%     2.47%         4.86%          5.96%(c)
Ratio of net investment income (loss) to average net
   assets                                               (1.07)%   (0.44)%   (1.42)%(a)    (1.47)%(a)     (1.26)%(a,c)
Ratio of expenses to average net assets                  1.43%     1.50%     1.50%(a)      1.50%(a)       1.50%(a,c)
Portfolio turnover rate                                    26%       55%       68%           32%           253%

(a) Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)  Aggregate total return for the period.

(c)  Annualized.

How to Buy, Exchange and Sell Shares

You pay no commissions when you buy, sell or exchange shares directly from the distributor, RE Investment Corporation.

The following instructions apply to individual and joint non-retirement accounts and IRAs. If you are a participant in an employer-sponsored 401(k), 403(b) or 457 deferred compensation plan, ask your plan administrator for transaction instructions. If you have a corporate, trust or custodial account, we may need additional information before we can process your transactions. Please call us for any special instructions.

For each of the stock funds in the Homestead Funds' series, if you exchange or sell shares that were recently acquired, your transaction may be subject to a redemption fee. Refer to the market-timing section on page 49 for more information about this fee.

HOW TO BUY SHARES

You may send your investment in the form of a personal check or a business check (if investing in an account registered to that business entity) made payable directly to Homestead Funds or by wire or ACH transfer from an account held at a U.S. financial institution. See "Conditions of Purchase" on page 46 for more information on payment methods.

Initial Investment

For non-retirement accounts, there is a $500 account minimum. For IRA accounts, there is a $200 account minimum. Minimum investment amounts are waived for participants in an Automatic Investment Plan.

By Mail

Send a completed account application and a personal or business check (if investing in an account registered to that business entity) for the amount of your investment made payable to "Homestead Funds" to:

     Homestead Funds
     c/o BFDS
     P.O. Box 219486
     Kansas City, MO 64121-9486

By Phone

New investors must first complete an account application and provide bank information. On the day you expect to send your investment, call us at 1-800-258-3030 to confirm receipt of your account application and to get wire or ACH transfer instructions.

Through an Automatic Investment Plan

Complete an account application to authorize this service. Mail your completed account application to:

     Homestead Funds
     c/o BFDS
     P.O. Box 219486
     Kansas City, MO 64121-9486

You do not need to send a check with your application. See page 52 for more information on this service.

Subsequent Investment

No minimum investment amount.

By Mail

Send a personal or business check (if investing in an account registered to that business entity) payable to "Homestead Funds" to:

     Homestead Funds
     c/o BFDS
     P.O. Box 219486
     Kansas City, MO 64121-9486

Be sure to write your account number on the check.

By Phone

Call us at 1-800-258-3030 to send money by wire or ACH transfer. You need to have authorized telephone transaction privileges and have current bank information on file with us to purchase shares by phone.

Online

Log on to your account at www.homesteadfunds.com. Online purchases are made by ACH transfer. You need to have authorized telephone transaction privileges and have current bank information on file with us to purchase shares online.

HOW TO EXCHANGE SHARES

An exchange is a redemption and subsequent purchase. For non-IRA investors, it is generally a taxable event. There is no minimum exchange amount if you are exchanging between existing accounts. There is a $100 minimum if you are exchanging to a new account.

By Mail

Send a letter to:

     Homestead Funds
     c/o BFDS
     P.O. Box 219486
     Kansas City, MO 64121-9486

Include the names of the Funds you're exchanging from and to and the account numbers. Tell us the dollar amount, percent of account or number of shares you wish to exchange. If exchanging to a new account, write "new."

If you are exchanging shares between differently registered accounts, your signature must be guaranteed. See page 48 for more information.

By Phone

Call us at 1-800-258-3030. To use this service, you must have authorized telephone exchange privileges. Telephone exchanges can be made only between identically-registered accounts.

Online

Log on to your account at www.homesteadfunds.com. To use this service, you must have authorized telephone exchange privileges. Online exchanges can be made only between identically-registered accounts.

HOW TO SELL SHARES

Redemption proceeds can be sent by check or deposited directly in your bank account. We charge a nominal fee to send a wire or to have redemption proceeds sent by overnight mail and no fee to send an ACH transfer.

By Mail

Send a letter of instruction to:

     Homestead Funds
     c/o BFDS
     P.O. Box 219486
     Kansas City, MO 64121-9486

Include the name of the Fund you're redeeming from and the account number. Tell us the dollar amount, percent of your account or number of shares you wish to sell.

For IRA accounts also indicate your date of birth and the portion of your redemption amount to be withheld for payment of income tax. If no amount is elected, we will automatically withhold 10%.

A signature guarantee is required if you are redeeming $50,000 or more from any one account in any one Fund, except for deferred compensation plan accounts registered to NRECA or any of its member systems. There are other special cases in which a signature guarantee may be required, as explained on page 48.

By Phone

Call us at 1-800-258-3030. To use this service, you must have authorized telephone redemption privileges. To have proceeds sent by wire or ACH transfer, you must also have current bank information on file with us. For any one account in any one Fund, telephone redemptions are limited to $50,000 per day. For IRA accounts, telephone redemptions are only accepted if the account owner is age 59 1/2 or older. Requests for premature distributions from IRA accounts must be made in writing.

Online

Log on to your account at www.homesteadfunds.com. To use this service, you must have authorized telephone redemption privileges. To have proceeds sent by ACH transfer, you must also have current bank information on file with us. You may not make an online redemption from an IRA account.

For any one account in any one Fund, online redemptions are limited to $50,000 per day.

By Check

Daily Income Fund shareholders including IRA investors age 59 1/2 or older may also write checks against their account. See page 53 for more information.

Conditions of Purchase

ACCEPTABLE FORMS OF PAYMENT

Personal and business checks

Checks must be written in U.S. dollars, made payable directly to Homestead Funds and drawn on accounts held at U.S. financial institutions. Checks must have pre-printed name and address information.

Wires and ACH transfers

Money must be sent in U.S. dollars from accounts held at U.S. financial institutions. Bank account information must be on file with us. Typically, shareholders provide this when they complete an account application.

To protect the Funds from fraud, we do not accept third-party checks, bank account starter checks or credit card convenience checks. In keeping with our anti-money laundering policies, we also do not accept certain other forms of payment where the investor is not clearly identified. These include cash or cash equivalents such as money orders, traveler's checks, cashier's checks and bearer bonds.

Homestead Funds and its distributor reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. If your purchase is canceled due to nonpayment or because your check does not clear (and, therefore, we are required to redeem your account), you will be responsible for any loss the Funds incur.

BROKER-DEALERS

You may also buy shares of the Homestead Funds from an authorized broker-dealer. A broker-dealer may charge you a transaction fee or take a commission from your investment for this service.

DETERMINATION OF "GOOD ORDER" FOR PURCHASES

Purchases are not binding on Homestead Funds or its distributor or considered received until they are received by the transfer agent in "good order." For the Daily Income Fund, investments made by federal funds wire are considered to be in "good order" upon the transfer agent's receipt of the wire. Daily Income Fund investments made by other methods, including personal check and ACH transfer must be converted to federal funds before we consider them to be in "good order." Checks drawn on banks which are members of the Federal Reserve system are usually converted to federal funds within one business day. Checks drawn on non-member financial institutions may take longer. Investments made to other Homestead Funds are considered to be in "good order" when received.

HOW WE HANDLE INCOMPLETE INSTRUCTIONS

If your instructions to buy, sell or exchange shares are not complete, we will try to contact you. If we don't receive further instructions within a reasonable period of time, we will return your request and any checks sent with it.

CLEARING PERIOD FOR CHECKS

If you instruct us to redeem shares recently purchased by personal, corporate or government check, your redemption payment will be held until your purchase check has cleared. This usually takes no more than 10 days from our receipt of the purchase check. Your transaction will be priced on the day the transfer agent receives your redemption request in "good order."

Fund Pricing, Policies and Fees

WHEN TRANSACTIONS ARE PRICED

Investments, exchanges and redemptions received in "good order" on business days before 4:00 p.m. ET are priced at the Fund's net asset value as of the market's close on that day. Transactions received after 4:00 p.m. ET will be priced at the Fund's net asset value as of the market's close on the following business day. We cannot accommodate requests to process transactions on a specified date.

HOW FUND PRICES ARE DETERMINED

Each Fund's net asset value per share is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.

When Calculated

Each Fund's net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. ET). Net asset values per share are calculated every day the New York Stock Exchange is open for trading. The Exchange is closed on weekends and major holidays.

Valuation Methodology (Daily Income Fund)

For purposes of calculating the Daily Income Fund's net asset value per share, portfolio securities are valued on the basis of amortized cost, which does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.

Valuation Methodology (All Other Funds)

Portfolio securities are valued primarily based on market quotations. If market quotations are not available or the investment advisor reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes but before the New York Stock Exchange closes, the securities will be priced at fair value as determined in good faith using methods approved by the Board of Directors. The determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the risk that the value that is assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Value Fund, Small-Company Stock Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Funds would price securities at fair value--for example, if the exchange on which a portfolio security is principally traded closed early prior to the time that the Funds' NAV is calculated.

When valuing fixed-income securities, the Funds use the value of the security provided by pricing services. Fixed-income securities for which pricing service quotations are not currently available will be priced by means of a pricing matrix developed by the investment advisor until such time as reliable pricing service quotations are readily available. Commercial Paper with remaining maturities of 60 days or less at the time of purchase shall be valued at amortized cost, absent any unusual circumstances.

For Stock Index Fund, the net asset value is calculated based upon the net asset values of the master fund in which it invests all of its assets. The prospectus for the master fund explains the circumstances under which the fund will use fair value pricing and the effects of using fair value pricing and may be viewed online using the EDGAR database on the Securities and Exchange Commission's website at http://www.sec.gov.

SIGNATURE GUARANTEES

A signature guarantee is proof that your signature is authentic. Homestead Funds requires a special type of signature guarantee called a "medallion stamp." Most financial institutions issue them.

For any letter of instruction that requires a signature guarantee, sign your letter in front of the bank or savings and loan representative issuing the medallion stamp. The financial institution may charge a nominal fee for this service.

We understand that obtaining a signature guarantee is sometimes inconvenient. However, it offers you an important level of protection against identity fraud.

When Needed

A signature guarantee is required when you...

- Send written instructions to redeem amounts of $50,000 or more from any one account in any one Fund. Deferred compensation plan accounts registered to NRECA or any of its member systems are exempt from this requirement. Transactions made for these accounts do not pose the same degree of risk, since these organizations are known to the Corporation.

- Instruct us to send redemption proceeds or fund distributions to an address other than your address of record or to a bank account other than your bank account of record.

- Instruct us to make a redemption check payable to someone other than the account owner of record.

- Request a redemption with proceeds to be sent by check within 30 days of having made an address change.

- Instruct us to change your address and in the same letter of instruction authorize a redemption with proceeds to be sent by check to the new address.

-    Instruct us to exchange shares between differently registered accounts.

-    Change or add bank account information.

- Instruct us to transfer IRA assets to or from Homestead Funds to or from another custodian if the amount to be transferred is $250,000 or more.

- Change your account registration (for example, from a jointly registered account to an individually registered account).

- Ask us to transfer non-retirement account assets directly to another institution or individual (for example, if you are giving a gift of shares).

- Change the beneficiary for a non-retirement account established with transfer on death instructions.

If you have a corporate, estate, trust or other type of account not registered to an individual, there are additional occasions when we may require a signature guarantee in order to process your transaction. A Homestead Funds client service associate can give you more information.

Where to Obtain

You can get a signature guarantee from any of the following financial institutions authorized to issue medallion stamps, including...

-    bonded banks

-    securities brokers or dealers

-    credit unions

- savings and loan associations, building and loan associations, cooperative banks, federal savings banks and associations

- national securities exchanges, registered securities exchanges and securities clearing houses.

We will not accept a guarantee from a notary in lieu of a medallion stamp because notaries do not compensate you or Homestead Funds in case of fraud.

MINIMUM ACCOUNT SIZE

Due to the relatively high cost of maintaining small accounts, Homestead Funds reserves the right to close your account if the value of the account falls below $500 ($200 for IRA accounts) as the result of redemptions or if you elect to participate in the automatic investment plan and stop making investments before the account reaches this minimum amount. Before closing your account, we will notify you in writing and give you 60 days to bring your account balance to at least the minimum.

RISKS ASSOCIATED WITH MARKET TIMING

Frequent trading of Fund shares increases the Funds' administrative expenses. It may also interfere with efficient Fund management and increase the costs associated with trading securities held in Fund portfolios. Under certain circumstances, frequent trading may also dilute the returns earned by the Funds' other shareholders.

Homestead Funds discourages short-term trading and the Funds' Board of Directors has adopted policies and procedures intended to deter frequent trading of Fund shares, as described in the following section. These policies and procedures are designed to protect shareholders by limiting frequent short-term trading of Fund shares. These measures should effectively deter excessive short-term trading; however, the Funds cannot completely prevent market-timing activity. There is no guarantee that shareholders will not attempt to use the Funds as market-timing vehicles.

POLICIES AND PROCEDURES INTENDED TO DISCOURAGE MARKET TIMING

The Funds reserve the right to modify these policies and procedures at any time without advance notice to shareholders. In addition the Funds reserve the right to reject any investment or exchange request at any time for any reason.

Fee for Short-Term Redemptions

Each of the five stock funds in the Homestead Funds series imposes a 2% redemption fee on shares sold (either by making a redemption or by exchanging into another Fund) within 30 days of purchase.

When Charged

The redemption fee applies to shares purchased on or after December 1, 2004 (May 1, 2004, for the International Value Fund and Nasdaq-100 Index Tracking Stock(SM) Fund) and sold within 30 days after purchase.

The fee does not apply to:

- Shares held more than 30 days. Shares held the longest will always be redeemed first.

- Redemptions/exchanges from the Daily Income Fund, Short-Term Government Securities Fund and Short-Term Bond Fund.

-    Reinvestment of Fund distributions (dividends and capital gains).

- Transactions made as part of an automated investment, exchange or withdrawal plan.

- Accounts held through omnibus arrangements (i.e., an arrangement whereby an intermediary acts on behalf of individual beneficial owners to pool individual transactions for transmission to the Funds).

How Paid

For transactions subject to a redemption fee, the amount of the fee is withheld from the amount redeemed/ exchanged. Redemption fees are paid to the Fund from which the redemption was made and not to RE Advisers or RE Investment Corporation.

IRA AND EDUCATION SAVINGS ACCOUNT ANNUAL MAINTENANCE FEE

Homestead Funds' custodian charges a $13.00 annual account maintenance fee for IRA and Education Savings Accounts (ESA). The charge is automatically deducted from your account in the fourth quarter or, if you close your account, at the time of redemption.

A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee; but only one fee would be collected for each account, regardless of the number of Funds held in each account.

KEEPING ARTICLES OF INCORPORATION CURRENT--FOR CORPORATE ACCOUNTS

For accounts registered to a corporation, only individuals listed as signatories in the corporation's current articles of incorporation are authorized to make transactions. For any articles of incorporation that we have on file, we consider them to be current if submitted within six months of the transaction request. If the articles of incorporation were submitted more than six months before the transaction request, a certified copy of the corporation's current articles must be submitted before we can act on your transaction instructions.

Contacting Homestead Funds

IMPORTANT ADDRESSES
AND PHONE NUMBERS

Send transaction instructions and account inquiries to . . .

Regular Mail--Homestead Funds
              c/o BFDS
              P.O. Box 219486
              Kansas City, MO 64121-9486

Overnight Mail--Homestead Funds
                c/o BFDS
                330 W. 9th Street, 1st Floor
                Kansas City, MO 64105-1514
                Attention: Shareholder Services

Send requests for general fund information and sales literature to . . .
     Homestead Funds
     4301 Wilson Boulevard, IFS8-305
     Arlington, VA 22203
     Attention: Investments Division

To reach a Homestead Funds client service associate by phone, call . . .
     1-800-258-3030

Our fax number is . . .
     1-703-907-5606

Shareholders are responsible for confirming receipt. We will not accept a signature guarantee sent by fax.

Homestead Funds' website can be found at www.homesteadfunds.com.

NOTICE OF HOW TO FILE A COMPLAINT

As an additional level of investor protection, the National Association of Securities Dealers requires broker-dealers to provide account owners with a notice of how to submit any complaint they might have regarding the activities of the broker-dealer or any of the firm's registered representatives. To ensure proper handling, RE Investment Corporation (Homestead Funds' distributor) requests that you submit this type of complaint in one of the following ways:

Mail--Chief Compliance Officer
      RE Investment Corporation
      4301 Wilson Boulevard, MAS8-118
      Arlington, VA 22203-1860

E-Mail--complianceofficer@nreca.coop

Phone--703-907-5993

If you have a question or comment about your account, fund company operations, communications or any other matter that is not specific to the broker-dealer or a registered representative's activities, please refer to "Important Addresses and Phone Numbers" for contact information.

HOURS OF OPERATION

You may buy, sell or exchange shares of Homestead Funds on any day the New York Stock Exchange is open. The Exchange is closed on weekends and major holidays.

TO ASK A QUESTION ABOUT YOUR HOMESTEAD FUNDS ACCOUNT OR MAKE TRANSACTIONS BY PHONE, CALL 1-800-258-3030.

Client service associates are available on business days from 8:30 a.m. to 5:00 p.m., ET. If you've established telephone privileges, representatives can take your instructions to buy, sell (non-retirement accounts only) or exchange shares over the phone. Telephone transactions must be made by 4:00 p.m. ET to be priced at the Fund's closing price on that business day. For transaction instructions, see page 44.

24-HOUR, AUTOMATED TELEPHONE SERVICE

To hear a recording of the Funds' most recent net asset values or to get account information, call 1-800-258-3030, prompt 2. Information is available 24 hours a day, seven days a week. To speed your call, refer to the fund numbers below.

FUND NUMBERS

Daily Income Fund                                                           168
Short-Term Government Securities Fund                                       170
Short-Term Bond Fund                                                        172
Stock Index Fund                                                            174
Value Fund                                                                  176
Small-Company Stock Fund                                                    178
International Value Fund                                                    180
Nasdaq-100 Index Tracking Stock()(sm) Fund                                  182

Managing Your Accounts

ACCOUNT STATEMENTS

Confirmation Whenever you buy or sell shares or have distributions reinvested in your account, we send a confirmation statement. This statement shows the date of the transaction, number of shares involved and share price.

Account Statements We send quarterly account statements. Your fourth-quarter statement lists activity for the entire year.

FUND REPORTS

Shareholders receive reports twice a year. Reports include a summary of the financial markets, an explanation of fund strategy, performance, portfolio holdings and financial statements. The semi-annual report covers the six-month period ending June 30; the annual report covers the 12-month period ending December 31.

ELECTRONIC DOCUMENT DELIVERY

Shareholders can choose to receive some communications, including fund reports and the prospectus, electronically instead of receiving hardcopy mailings of these documents. Electronic document delivery helps keep fund expenses down by reducing printing and postage costs and it's faster than postal delivery. Sign up for electronic document delivery online at www.homesteadfunds.com.

TELEPHONE/ONLINE TRANSACTION PRIVILEGES

If you elect telephone transaction privileges, we can take your instructions to buy, exchange or sell shares over the phone (call 1-800-258-3030) or online (at www.homesteadfunds.com). See page 44 for transaction instructions.

How to Authorize Use the Account Application to authorize telephone and online transaction privileges. If you did not authorize these options when you established your account, you can add them later by completing an Account Services Form.

Daily Redemption Limit Redemptions made by phone or online are limited to $50,000 per day from any one account in any one Fund.

Busy Periods We strive to answer calls promptly at all times. However, during periods of exceptionally high market volatility, you may have trouble reaching a client service associate by phone. If this occurs, please consider making transactions online or sending your transaction instructions by overnight mail to the address on page 50.

Safeguards and Limits to Liability Homestead Funds and BFDS, our transfer agent, have established procedures designed to protect you and the Funds from loss. We will take reasonable steps to confirm your identity before accepting your instructions, we will tape record your instructions and we will send a statement confirming your transaction. In light of these procedures, Homestead Funds will not be liable for following instructions we or our transfer agent reasonably believes to be genuine.

AUTOMATIC INVESTMENT/EXCHANGE/ REDEMPTION PLANS

To participate in any of these programs, complete an Automatic Transactions Sign-Up Form.

Automatic Investment (By ACH Transfer) You can invest automatically by having a set amount of money moved from your bank account to your Homestead Funds account. The transfer takes place on or about the 20th of each month. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank before establishing this service.

Automatic Investment (By Payroll Deduction) You can invest automatically by having money deducted from your paycheck, Social Security or other federal government check and directed to your Homestead Funds account. Money is invested as soon as we receive it from the sender, typically on or about the date your check is issued. You determine the amount to invest. Check with your employer to be sure they can accommodate payroll deduction plans before you establish this service.

Automatic Exchange You can exchange shares of your Homestead Funds accounts automatically. The transfer takes place on or about the 20th and you may elect an exchange frequency of either monthly or quarterly.

Automatic Redemption You can redeem shares of your Homestead Funds accounts automatically and have the proceeds transferred to your bank account. The transfer takes place on or about the 20th of each month. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank before establishing this service.

For IRAs If making automatic investments to an IRA, be sure your investments do not exceed your total annual IRA contribution limit. In order to make automatic withdrawals from an IRA, you must be age 59 1/2 or older.

CHECKWRITING

Eligibility Daily Income Fund shareholders can write checks against their Fund account. If your Daily Income Fund account is a retirement account, you can write checks only if you meet the IRA age requirement for distributions (59 1/2 or older). Sign-up for this service when you open your account or add it to an existing account by completing an Account Services Form.

Minimum Amount Checks must be written for $100 or more. No taxes will be withheld from check amounts.

Ordering Checks If you elect check writing on your account application and fund your account by check or wire, you receive your first book of checks automatically. To request additional checks, call 1-800-258-3030. There is a nominal charge for check orders. This charge is automatically deducted from your Daily Income Fund account.

Check Processing and Stop Payments Checks are processed by our transfer agent, BFDS. To stop payment on a check, call 1-800-258-3030. BFDS does not charge a fee to process checks or stop payment on a check.

Checks Written against Newly Opened Accounts If you opened your account with a personal, corporate or government check, there is a clearing period of typically no more than 10 days. If you attempt to write a redemption check before your investment check has cleared, your redemption check will be returned for insufficient funds.

Insufficient Funds If you write a check for an amount that exceeds your Daily Income Fund account balance your check will be returned for insufficient funds. We will not automatically transfer money from other Homestead Funds accounts to cover your check.

TYPES OF ACCOUNTS

Account applications are available online at www.homesteadfunds.com or call us at 1-800-258-3030.

Regular Accounts You may establish any of the following non-retirement account types: individual, joint, custodial (for UGMA/UTMA accounts), trust or corporate.

Retirement Accounts You may open a Traditional or Roth IRA in any Homestead Fund. To request an IRA application, call 1-800-258-3030 or go to www.homesteadfunds.com.

Coverdell Education Savings Accounts You may open an Education Savings Account (previously called an Education IRA) in any Homestead Fund.

Employer-Sponsored Plans Your employer may offer the Homestead Funds as investment options available to participants in a 401(k), 403(b) or 457 (deferred compensation) plan. If your employer's plan does not offer the Homestead Funds, ask your plan administrator to call us at 1-800-258-3030.

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
1-800-258-3030

www.homesteadfunds.com

for more information

     The Statement of Additional Information describes other Fund management procedures and investment policies. It is incorporated by reference into this prospectus.

     Additional information about the Funds' investments is also available in the Funds' annual and semi-annual reports to shareholders. In the Funds' reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last reporting period.

     The Statement of Additional Information and the Funds' annual and semi-annual reports are available, without charge, upon request. To request these documents, to ask general questions about the Funds or to make shareholder inquiries, call 1-800-258-3030. The Funds' Statement of Additional Information and annual and semi-annual reports are also available online at www.homesteadfunds.com.

     These documents are also on file with the Securities and Exchange Commission. You may view them online using the EDGAR database on the Commission's website at http://www.sec.gov. For a duplicating fee, the Commission can also send you a copy of these documents. Send e-mail requests to publicinfo@sec.gov or write the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. Call 202-942-8090 for more information.

                                       Investment Company Act File No. 811-06136


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

                              HOMESTEAD FUNDS, INC.
                              4301 Wilson Boulevard
                               Arlington, VA 22203

                       STATEMENT OF ADDITIONAL INFORMATION
                                 [JUNE 12], 2006

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus for Homestead Funds, Inc. ("Homestead Funds") dated [June 12], 2006, which may be obtained by contacting Homestead Funds at 1-800-258-3030 or downloaded from the website at www.homesteadfunds.com. The financial statements included in Homestead Funds' most recent annual report are incorporated by reference into this Statement of Additional Information and may be obtained by calling the toll free number above or visiting the website.

TABLE OF CONTENTS

General Information and History...........................................
Investment Restrictions...................................................
Description of Certain Investments........................................
Management of the Homestead Funds.........................................
Principal Holders of Securities...........................................
Investment Management and Other Services..................................
Portfolio Managers........................................................
Custodian and Transfer Agent..............................................
Brokerage Allocation and Other Practices..................................
Purchase and Redemption of Securities Being Offered.......................
Determination of Net Asset Value..........................................
Distribution of Shares....................................................
Disclosure of Portfolio Holdings..........................................
Taxes.....................................................................
Capital Stock and Corporate Matters.......................................
Performance Information...................................................
Independent Registered Public Accounting Firm.............................
Legal Matters.............................................................

Appendix A - Description of Ratings of Certain Money
             Market Securities and Other Debt Securities
Appendix B - RE Advisers Corporation's Proxy Voting Procedures
Appendix C - Mercator Asset Management, L.P.'s Proxy Voting Procedures Appendix D - State Street Master Funds' Proxy Voting Procedures
Appendix E - SSgA Funds Management, Inc.'s Proxy Voting Procedures

GENERAL INFORMATION AND HISTORY

Homestead Funds is a Maryland corporation organized on June 29, 1990, and registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company, commonly known as a "mutual fund."

Homestead Funds currently consists of eight portfolios, the Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Stock Index Fund, the Value Fund, the Small-Company Stock Fund, the International Value Fund (formerly the International Stock Index Fund), and the Nasdaq-100 Index Tracking Stock(SM) Fund, each of which represents a separate series of capital stock in the Homestead Funds having different investment objectives, investment programs, policies, and restrictions. All of the portfolios except the Nasdaq-100 Index Tracking Stock(SM) Fund are diversified for purposes of the federal securities laws. Throughout this Statement of Additional Information, the portfolios are referred to individually as a "Fund" and collectively as the "Funds."

All of the Funds, except the Stock Index Fund, are advised and managed by RE Advisers Corporation ("RE Advisers"), which is responsible for the Funds' day-to-day operations and the investment of each Fund's assets. RE Advisers is an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association ("NRECA"), a non-profit membership organization whose members provide electric light and power and other services to more than 36 million people in 47 states. The Stock Index Fund invests in a separate investment company managed by SSgA Funds Management, Inc., a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company. The International Value Fund is subadvised by Mercator Asset Management, L.P. ("Mercator") under the supervision and oversight of RE Advisers and the Fund's Board of Directors.

INVESTMENT RESTRICTIONS

INVESTMENT RESTRICTIONS FOR ALL FUNDS EXCEPT THE STOCK INDEX FUND AND THE INTERNATIONAL VALUE FUND

Investment restrictions (1), (2), (3), (5), (7), (11), (14), (16), (17), and
(18) described below, have been adopted as fundamental investment policies of each Fund (except the Stock Index Fund and the International Value Fund and with respect to investment restrictions (16), (17), and (18), the Nasdaq-100 Index Tracking Stock(SM) Fund). Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the prospectus and in this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.

The following investment restrictions apply to the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Small-Company Stock Fund, and the Nasdaq-100 Index Tracking Stock(SM) Fund, except as indicated to the contrary.

A Fund will not:

(1) Margin and Short Sales: Purchase securities on margin or sell securities short, except the Nasdaq-100 Index Tracking Stock(SM) Fund, the Short-Term Bond Fund and the Value Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) and (8) below and may make short sales against the box. As a matter of operating policy, the Short-Term Bond Fund and the Value Fund have no current intention, in the foreseeable future (i.e., the next year), of making short sales against the box.

(2) Senior Securities and Borrowing: Issue any class of securities senior to any other class of securities, although each Fund may borrow for temporary or emergency purposes. Each Fund may borrow up to 10% of its total assets. No additional securities will be purchased for a Fund when borrowed money exceeds 5% of the Fund's total assets. The Nasdaq-100 Index Tracking Stock(SM) Fund, Short-Term Bond Fund and Value Fund may each enter into futures contracts subject to (5) below.

(3) Real Estate: Purchase or sell real estate, or invest in real estate limited partnerships, except each Fund may, as appropriate and consistent with its respective investment objectives, investment program, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate investment trusts, mortgage pass-through securities, mortgage-backed securities, and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities.

(4) Control of Portfolio Companies: Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

(5) Commodities: Purchase or sell commodities and invest in commodities futures contracts, except that the Nasdaq-100 Index Tracking Stock(SM) Fund, the Short-Term Bond Fund and the Value Fund may each enter into only futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the total assets for that Fund (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such future contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing such 5% limit. The Short-Term Bond Fund and the Value Fund will each utilize only listed futures contract and options thereon. As a matter of operating policy, Short-Term Bond Fund and the Value Fund have no current intention, in the foreseeable future (i.e., the next year), of entering into futures contracts or options thereon.

(6) Investment Companies: With the exception of the Nasdaq-100 Index Tracking Stock(SM) Fund, invest in the securities of other open-end investment companies, except that each Fund may purchase securities of other open-end investment companies provided that each such Fund (i) owns no more than 3% of the total outstanding voting securities of any one investment company and (ii) invests no more than 5% of its total assets in the securities of any one investment company or 10% in all other investment companies in the aggregate. Further, as a matter of operating policy, the Daily Income Fund will limit its investments in other investment companies in accordance with the diversification requirements for money market funds specified in (16) below. The Short-Term Government Securities Fund may purchase shares of other investment companies that invest in U.S. Government securities.

(7) Underwriting: Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933 ("1933 Act"), in connection with the purchase of securities directly from an issuer in accordance with that Fund's investment objectives, investment program, policies, and restrictions.

(8) Options, Straddles and Spreads: Invest in puts, calls, straddles, spreads or any combination thereof, except that the Nasdaq-100 Index Tracking Stock(SM) Fund, the Short-Term Bond Fund and the Value Fund each may invest in and commit its assets to writing and purchasing only put and call options that are listed on a national securities exchange and issued by the Options Clearing Corporation to the extent permitted by the prospectus and this Statement of Additional Information. In order to comply with the securities laws of several states, neither the Short-Term Bond Fund nor the Value Fund (as a matter of operating policy) will write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options for that Fund exceeds 25% of the market value of that Fund's net assets. In addition, the Nasdaq-100 Index Tracking Stock(SM) Fund, the Short-Term Bond Fund and the Value Fund will utilize only listed options issued by the Options Clearing Corporation. The Short-Term Bond Fund and the Value Fund have no current intention, in the foreseeable future (i.e., the next year), of investing in options, straddles and spreads.

(9) Oil and Gas Programs: Invest in interests in oil, gas, or other mineral exploration or development programs or oil, gas and mineral leases, although investments may be made in the securities of issuers engaged in any such businesses.

(10) Ownership of Portfolio Securities by Officers and Directors: With the exception of the Nasdaq-100 Index Tracking Stock(SM) Fund, purchase or retain the securities of any issuer if to the knowledge of the Homestead Funds, those officers and directors of the Homestead Funds or RE Advisers who individually own more than 1/2 of 1% of the securities of such issuer collectively own more than 5% of the securities of such issuer.

(11) Loans: Make loans, except that each Fund in accordance with that Fund's investment objectives, investment program, policies, and restrictions may (i) invest in a portion of an issue of publicly issued or privately placed bonds, debentures, notes, and other debt securities for investment purposes, and (ii) purchase money market securities and enter into repurchase agreements, provided such instruments are fully collateralized and marked to market daily.

(12) Unseasoned Issuers: With the exception of the Nasdaq-100 Index Tracking Stock(SM) Fund, invest more than 5% of its total assets in securities of issuers, including their predecessors and unconditional guarantors, which, at the time of purchase, have been in operation for less than three years, other than obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities.

(13) Restricted Securities, Securities Not Readily Marketable, and Illiquid
Securities: Knowingly purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Nasdaq-100 Index Tracking Stock(SM) Fund, the Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund and Small Company Stock Fund (10% of the net assets of the Daily Income Fund) would be invested in securities that are restricted, illiquid, or not readily marketable, including repurchase agreements maturing in more than seven days and foreign issuers whose securities are not listed on a recognized domestic or foreign exchange. The Short-Term Government Securities Fund will only invest in repurchase agreements collateralized by U.S. Government securities or by securities issued by agencies and instrumentalities of the U.S. Government and guaranteed by the U.S. Government. With the exception of the Nasdaq-100 Index Tracking Stock(SM) Fund, as a matter of operating policy, in compliance with certain state regulations, no more than 5% of any Fund's total assets will be invested in restricted securities.

(14) Mortgaging: Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except (i) as may be necessary in connection with permissible borrowings (in which event such mortgaging, pledging, and hypothecating may not exceed 10% of each Fund's total assets) and (ii) with respect to the Nasdaq-100 Index Tracking Stock(SM) Fund, the Short-Term Bond Fund, Value Fund and Small-Company Stock Fund, as may be necessary, in connection with the use of options and futures contracts.

(15) Warrants: With the exception of the Nasdaq-100 Index Tracking Stock(SM) Fund, invest in warrants except that the Value Fund and Small-Company Stock Fund may invest in warrants provided that they limit their investment to no more than 5% of their respective net assets, valued at the lower of cost or market value, and further limit their investment in unlisted warrants to no more than 2% of their respective net assets.

(16) Diversification: With the exception of Nasdaq-100 Index Tracking Stock(SM) Fund, make an investment unless 75% of the value of that Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies, and other securities. For purposes of this restriction, the purchase of "other securities" is limited (i) so that no more than 5% of the value of the Fund's total assets would be invested in any one issuer and (ii) with respect to any one issuer, to no more than 10% of the outstanding voting securities of such issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all the collateral underlying the repurchase agreements are U.S. Government securities and such repurchase agreements are fully collateralized. Further, as a matter of operating policy, the Daily Income Fund will invest no more than 5% of the value of that Fund's total assets in securities of any one issuer, other than U.S. Government securities, except that the Daily Income Fund may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7 under the 1940 Act) of a single issuer for a period of up to three business days after the purchase of such security. Further, as a matter of operating policy, the Daily Income Fund will not invest more than (i) the greater of 1% of its total assets or $1,000,000 in Second Tier Securities (as defined in Rule 2a-7 under the 1940 Act) of a single issuer and (ii) 5% of the Daily Income Fund's total assets, when acquired, in Second Tier Securities.

(17) Additional Diversification: With the exception of Nasdaq-100 Index Tracking Stock(SM) Fund, invest more than 5% of its total assets in any one issuer's securities, except that with respect to the Short-Term Government Securities Fund this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities. In addition, with the exception of Nasdaq-100 Index Tracking Stock(SM) Fund, purchase more than 10% of the outstanding voting securities of any one issuer, except that this restriction applies to 75% of the Fund's total assets and does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(18) Concentration: With the exception of Nasdaq-100 Index Tracking Stock(SM) Fund, invest more than 25% of its total assets in securities of companies in the same industry, except that this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, with respect to the Daily Income Fund, this restriction does not apply to securities issued by domestic branches of U.S. banks and savings and loans or U.S. branches of foreign banks that are subject to the same regulations as domestic banks.

All percentage limitations on investments will apply only at the time of making an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment, unless otherwise indicated.

INVESTMENT RESTRICTIONS APPLICABLE TO THE STOCK INDEX FUND

The Stock Index Fund has the following non-fundamental investment policy that enables it to invest in the State Street Equity 500 Index Portfolio:

     Notwithstanding any other limitation, the Stock Index Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Stock Index Fund. For this purpose, "all of the Stock Index Fund's investable assets" means that the only investment securities that will be held by the Stock Index Fund will be the Stock Index Fund's interest in the investment company.

The Stock Index Fund has adopted the following restrictions, which correspond as necessary to the restrictions adopted by the State Street Equity 500 Index Portfolio (the "Equity 500 Index Portfolio"). These restrictions may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the Stock Index Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Stock Index Fund and (2) 67% or more of the shares of the Stock Index Fund present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy.

The Stock Index Fund may not:

(1) Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

(2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.

(3) Make loans to other persons except: (a) through the lending of its portfolio securities; (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

(4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities).

(5) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its total assets may be invested in any one industry.

(6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

(7) With respect to 75% of the Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash and cash-equivalents, U.S. Government securities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.

In addition, it is contrary to the Stock Index Fund's present policy, which may be changed without shareholder approval, to invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Board of Directors of the Fund (or the person designated by the Board of Directors of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments will apply only at the time of making an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the prospectus, the other investment policies described in this Statement of Additional Information or in the prospectus are not fundamental and may be changed by approval of the Fund's Board of Directors.

INVESTMENT RESTRICTIONS APPLICABLE TO THE INTERNATIONAL VALUE FUND

The International Value Fund has adopted the following restrictions. These restrictions may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the International Value Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the International Value Fund and (2) 67% or more of the shares of the International Value Fund present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy.

The International Value Fund may not:

(1) Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities.

(5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. Government or its agencies or instrumentalities and does not apply to investments in another investment company to the extent the Fund is relying on Section 12(d)(1)(E) of the 1940 Act.

(7) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer; provided that this limitation does not apply to investments in another investment company to the extent the Fund is relying on Section 12(d)(1)(E) of the 1940 Act.

(8) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry; provided that this limitation does not apply to the extent that the Fund could be deemed to be invested in one industry by investing all of its assets in one investment company.

(9) Issue any class of securities, which is senior to the Fund's common stock, to the extent prohibited by the 1940 Act.

In addition, it is contrary to the International Value Fund's present policy, which may be changed without shareholder approval, to invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Board of Directors of the Fund (or the person designated by the Board of Directors of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in
(a), (b) and (c) above.

All percentage limitations on investments will apply only at the time of making an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the prospectus, the other investment policies described in this Statement of Additional Information or in the prospectus are not fundamental and may be changed by approval of the Fund's Board of Directors.

DESCRIPTION OF CERTAIN INVESTMENTS

The following is a description of certain types of investments that may be made by the Funds.

MONEY MARKET INSTRUMENTS

As stated in the prospectus, the Daily Income Fund will invest in a diversified portfolio of U.S. dollar-denominated money market instruments, which are considered eligible securities for purposes of Rule 2a-7 under the 1940 Act and present minimal credit risks. The Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Value Fund and Nasdaq-100 Index Tracking Stock(SM) Fund may invest in high-quality money market instruments of the same type as the Daily Income Fund in order to enable them to (1) take advantage of buying opportunities, (2) meet redemption requests or ongoing expenses, or (3) take defensive action as necessary, or for other temporary purposes. The Short-Term Government Securities Fund will invest in securities backed by the full faith and credit of the U.S. Government. The money market instruments that may be used for investment (except as noted above) include:

U.S. Government Obligations. These consist of various types of marketable securities issued by the U.S. Treasury (i.e., bills, notes and bonds). Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to 6 months and are issued on a discount basis.

U.S. Government Agency Securities. These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the Federal National Mortgage Association, and the U.S. Postal Service. These securities are (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Government National Mortgage Association mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., each of the Federal Home Loan Banks).

Bank and Savings and Loan Obligations. These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Funds will not invest in time-deposits maturing in more than seven days.

Commercial Paper and Other Short-Term Corporate Debt Instruments. Commercial paper is short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. The Daily Income Fund, Short-Term Bond Fund and Value Fund may purchase corporate debt securities having no more than 13 months remaining to maturity at the date of settlement; however, the Short-Term Bond Fund, Value Fund and Small-Company Stock Fund may also purchase corporate debt securities having greater maturities.

Repurchase Agreements. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of high grade money market instruments. With respect to the Daily Income Fund, the underlying security must be either a U.S. Government security or a security rated in the highest rating category for short-term debt securities by the Requisite NRSROs (as defined in Rule 2a-7 under the 1940 Act) and must be determined to present minimal credit risks. With respect to the Short-Term Government Securities Fund, the underlying security must be a U.S. Government security or a security issued by an agency or instrumentality of the U.S. Government and guaranteed by the U.S. Government. Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark to market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the net value of that Fund (10% of the net assets of the Daily Income Fund) would be invested in such agreements or other securities which are not readily marketable.

The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by the Homestead Funds' Board of Directors or the adviser to the Equity 500 Index Portfolio, as applicable, and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Directors believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities.

Adjustable Rate Securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 13 months or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, asset-backed securities, mortgage-backed securities, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace, though any upward rate adjustments do not guarantee that an investment's market value will not decline. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

DEBT SECURITIES

As noted in the prospectus, the Short-Term Government Securities Fund invests at least 80% of its total assets in fixed-income securities, including U.S. Government bills, notes and bonds and securities issued by agencies and instrumentalities of the U.S. Government that are guaranteed by the U.S. Government.

The Short-Term Bond Fund invests at least 80% of its total assets in high-quality debt securities, including short-term corporate debt securities, U.S. Government and agency notes and bonds, mortgage pass-through securities, collateralized mortgage obligations, other mortgage-related securities and asset-backed securities described below.

The Value Fund and the Small-Company Stock Fund may invest up to 20% of their assets in investment-grade debt securities. Debt securities are considered to be investment-grade if they are rated in the four highest credit categories by one of the NRSROs (for example, AAA, AA, A, or BBB), or if not rated, are of equivalent investment quality as determined by RE Advisers. See Appendix A for a description of each rating category.

Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid, refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by the Government National Mortgage Association ("Ginnie Mae")) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment. The principal governmental guarantor of mortgage pass-through securities is the Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Treasury) include the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Treasury.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage pass-through security meets the Short-Term Bond Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Short-Term Bond Fund may buy mortgage pass-through securities without insurance or guarantees if RE Advisers determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Short-Term Bond Fund will limit investment in mortgage pass-through securities or other securities which may be considered illiquid to no more than 15% of the Fund's total assets.

Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt securities collateralized by underlying whole mortgage loans or, more typically, by pools of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams. CMOs are generally structured into multiple classes or tranches, each of which may have different cash flow characteristics depending on underlying prepayment assumptions. The actual maturity and average life of a CMO will depend upon the prepayment experience of the collateral.

In reliance on an SEC interpretation, the Short-Term Bond Fund's investment in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits ("REMICs"), are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (iv) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Short-Term Bond Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities in the aggregate and may not acquire more than 3% of the outstanding voting securities of any single such entity. The Short-Term Government Securities Fund may invest in CMOs guaranteed by Ginnie Mae.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. The Short-Term Bond Fund may invest in asset-backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations (such as Certificates for Automobile Receivables or "CARs") and credit card receivables (such as Credit Card Receivable Securities or "CARDS"). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. However, such securities may also be issued on a pay-through basis (like CMOs) and, in such case, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such asset and issuing such pay-through security. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Credit enhancement generally takes the form of either an "AAA" insurance wrap by entities such as MBIA Inc. or Ambac Assurance Corporation or by the use of subordinated securities, which provide credit loss protection to the senior classes in the deal.

The purchase of asset-backed securities raises considerations concerning the credit support for such securities due to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities.

Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

MATURITY OF DEBT SECURITIES

The maturity of debt securities may be considered long (10 or more years), intermediate (3 to 10 years), or short-term (1 to 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

WHEN-ISSUED SECURITIES

Each Fund may, from time to time, purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears to be desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash and liquid high-quality debt securities equal in value to commitments for when-issued securities.

WARRANTS

Warrants are securities that give the holder the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is higher than the prevailing market price of the underlying security at the time the warrant is issued, while the market value of the warrant is typically much lower than the current market price of the underlying securities. Warrants are generally considered to be more risky investments than the underlying securities, but may offer greater potential for capital appreciation than the underlying securities.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments. The Daily Income Fund, Short-Term Government Securities Fund and Short-Term Bond Fund will not invest in warrants. The Value Fund and the Small-Company Stock Fund will limit investment in warrants to no more than 5% of net assets, valued at the lower of cost or market value, and will further limit its investment in unlisted warrants to no more than 2% of net assets.

COVER

Transactions using forward contracts, future contracts, options on futures contracts and options on indices, other than purchased options, expose the Stock Index Fund's master portfolio, the State Street Equity 500 Index Portfolio, and the International Value Fund (for purposes of this section and the futures section below, the "Funds") to an obligation to another party. The Funds will not enter into any such transactions unless they own either (1) an offsetting ("covered") position in securities, currencies, or other forward contracts, options or futures contracts, or (2) cash, receivables and liquid assets, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, receivables, or liquid assets in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding financial instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Funds' assets to cover or to segregated accounts could impede portfolio management or the Funds' ability to meet redemption requests or other current obligations.

INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS

The Funds may invest in index futures contracts, options on index futures contracts and options on securities indices.

Index Futures Contracts. U.S. futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and through their clearing corporations.

At the same time a futures contract on an index is purchased or sold, the Funds allocate cash or securities as a deposit payment ("initial deposit"). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required.

Options On Index Futures Contracts. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.

The writing of a call option on a futures contract with respect to the index constitutes a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Funds will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Funds' holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Funds intend to purchase. If a put or call option the Funds have written is exercised, the Funds will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Funds' losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract with respect to the index is similar in some respects to the purchase of protective put options on the Index. For example, the Funds may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Funds assume when they purchase an option on a futures contract with respect to the index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Futures Contracts On Stock Indices. The Funds may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Futures Contracts"). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Funds or adversely affect the prices of securities that are intended to be purchased at a later date for the Funds.

In general, each transaction in Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Funds will rise in value by an amount that approximately offsets the decline in value of the portion of the Funds' investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although Futures Contracts would be entered into for cash management purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in worse overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Funds. The Funds may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of the Funds' total assets.

Options On Securities Indices. The Funds may write (sell) covered call and put options to a limited extent on the index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Funds may forgo the benefits of appreciation on the index or may pay more than the market price or the index pursuant to call and put options written by the Funds.

By writing a covered call option, the Funds forgo, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the index above the exercise price. By writing a covered put option, the Funds accept, in exchange for the net premium received, the risk of a decline in the market value of the index below the exercise price.

The Funds may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When the Funds write an option, an amount equal to the net premium received by the Funds is included in the liability section of the Funds' Statements of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, the Funds will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The Funds have adopted certain other nonfundamental policies concerning index option transactions that are discussed above. The Funds' activities in index options also may be restricted by the requirements of the Internal Revenue Code of 1986 (the "Code") regarding qualification as a regulated investment company.

The hours of trading for options on the index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Because options on securities indices require settlement in cash, the Funds' may be forced to liquidate portfolio securities to meet settlement obligations.

Options On Stock Indices. The Funds may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indices generally are similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Funds will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

LOAN TRANSACTIONS

The Stock Index Fund's master portfolio, the State Street Equity 500 Index Portfolio, may engage in loan transactions that involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

Securities loans will be made in accordance with the following conditions: (1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Portfolio must be able to terminate the loan after notice, at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; and (5) the Portfolio may pay only reasonable custodian fees in connection with the loan.

While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

U.S. DOLLAR-DENOMINATED SECURITIES OF FOREIGN ISSUERS

Subject to each Fund's investment objectives, investment program, policies, and restrictions, the Daily Income Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, and International Value Fund may invest in certain types of U.S. dollar-denominated securities of foreign issuers. With respect to equity securities, the Short-Term Bond Fund, Value Fund, Small-Company Stock Fund, and International Value Fund may purchase American Depository Receipts ("ADRs"). The Value Fund may not invest more than 10% of its net assets in ADRs. The Daily Income Fund, Short-Term Bond Fund, Value Fund and the Small-Company Stock Fund also may purchase U.S. dollar-denominated money market instruments, and the Short-Term Bond Fund, Value Fund and the Small-Company Stock Fund may purchase longer-term debt securities of foreign issuers. Such money market instruments and debt securities of foreign issuers may be issued and traded domestically (e.g., Yankee securities), or traded exclusively in foreign markets (e.g., Eurodollar securities).

Yankee securities include money market instruments and bonds of foreign issuers who customarily register such securities with the SEC and borrow U.S. dollars by underwritings of securities intended for delivery in the United States. Although the principal trading market for Yankee securities is the United States, foreign buyers can and do participate in the Yankee securities market. Interest on such Yankee bonds is customarily paid on a semi-annual basis. The marketability of these "foreign bonds" in the United States is in many cases better than that for foreign bonds in foreign markets, but is, of course, dependent upon the quality of the issuer.

Eurodollar securities include money market instruments and bonds underwritten by an international syndicate and sold "at issue" to non-U.S. investors. Such securities are not registered with the SEC or issued domestically and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

The Daily Income Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, and International Value Fund may invest in U.S. dollar denominated securities issued by foreign broker-dealers, commercial banks or registered investment advisers. In general, however, mutual funds are prohibited under Section 12(d)(3) of the 1940 Act and current rules thereunder from purchasing the securities of any foreign broker-dealer, commercial bank or registered investment adviser that, in its most recent fiscal year, derived more than 15% of such entity's gross revenues from securities-related activities. The SEC adopted certain amendments to Rule 12d3-1 under the 1940 Act that would permit mutual funds to acquire the equity securities of certain foreign securities-related businesses.

Although investments in securities of foreign issuers are intended to reduce risk by providing further diversification, such investments involve risks not ordinarily associated with investments in securities of domestic issuers. These risks include: the possibility of foreign political and economic instability; difficulties of predicting international trade patterns and the possibility of the imposition of exchange controls; and the possibility of expropriation, confiscatory taxation, and nationalization of foreign portfolio companies. Securities of foreign issuers that are traded primarily abroad (e.g., Eurodollar securities) also may be less liquid and subject to greater price fluctuations than securities of domestic issuers. Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. Moreover, there may be difficulties in obtaining and enforcing court judgment abroad and there may be difficulties in effecting the repatriation of capital invested abroad. Finally, there may be difficulties and delays in the settlement of transactions in certain foreign markets.

FOREIGN CURRENCY TRANSACTIONS

The International Value Fund may enter into forward foreign currency exchange contracts for various reasons, including to protect against uncertainty in the level of future foreign exchange rates. Since investment in foreign companies will usually involve currencies of foreign countries, and since the Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in United States dollars may be affected by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies.

The Fund may enter into a contract for the purchase or sale of a foreign currency for various reasons, including to "lock in" the U.S. dollar price of a security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

Also, when the Fund's subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio investments denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

The Fund may also engage in currency futures contracts and related options.

PORTFOLIO TURNOVER

For the Nasdaq-100 Index Tracking Stock Fund, portfolio turnover dropped from 55% in 2004 to 26% in 2005. This is due to fewer security trades executed by the portfolio manager. Shareholder purchases and sales into a fund have a direct effect on the trades made by portfolio managers, which in turn effect the portfolio turnover. In 2005, shareholder purchases and sales decreased while net assets remained relatively constant, resulting in the decrease in portfolio turnover.

MANAGEMENT OF THE HOMESTEAD FUNDS

DIRECTORS AND OFFICERS

The primary responsibility of the Board of Directors is to represent the interests of the shareholders of the Funds and to provide oversight of the management and business affairs of the Homestead Funds. The Board also elects the officers of the Homestead Funds, who are responsible for supervising and administering the Funds' day-to-day operations.

The following tables list the directors and officers of Homestead Funds, any other position each may hold with the Homestead Funds, the principal occupation of each person listed during the past five years, and certain additional information as indicated. Each director and officer serves until his or her resignation or until a successor is duly elected and qualified. The address for each person is 4301 Wilson Boulevard, Arlington, Virginia 22203.

INDEPENDENT DIRECTORS

                                                                                    NUMBER OF        OTHER
                          POSITION(S)   TERM OF OFFICE                              PORTFOLIOS   DIRECTORSHIPS
                           HELD WITH     AND LENGTH OF   PRINCIPAL OCCUPATION(S)   OVERSEEN BY      HELD BY
NAME AND DATE OF BIRTH      THE FUND      TIME SERVED     DURING PAST FIVE YEARS     DIRECTOR       DIRECTOR
----------------------    -----------   --------------   -----------------------   -----------   -------------
Douglas W. Johnson        Director,     2003-present     CEO, Blue Ridge                     8   None
6/2/55                    Member of                      (Electric Membership
                          Audit                          Corporation)
                          Committee                      (1979-present)

Francis P. Lucier         Director,     1997-present     Chairman,                          8   None
10/1/27                   Member of                      GlaxoSmithKline Trust
                          Audit                          Investment Committee
                          Committee                      (1995-present);
                                                         Chairman and Director,
                                                         Hartland & Company
                                                         (investment services)
                                                         (1989-2002)

James F. Perna            Director,     1990-present     Partner, Krooth &                   8   None
12/1/47                   Chairman of                    Altman LLP (law firm)
                          the Board,                     (1981-present)
                          Member of
                          Audit
                          Committee

Anthony C. Williams       Director,     1990-present     President, Homestead                8   None
1/2/42                    Member of                      Funds, Inc.
                          Audit                          (1990-2000); Director
                          Committee                      and President, RE
                                                         Advisers Corporation
                                                         and RE Investment
                                                         Corporation
                                                         (1990-2000); Senior
                                                         Vice President of the
                                                         Retirement, Safety and
                                                         Insurance Department of
                                                         NRECA (1985-2000);
                                                         Director, Cooperative
                                                         Benefit Administrators,
                                                         Inc., Electric Life
                                                         Cooperative Insurance
                                                         Company and Cooperative
                                                         Insurance Services,
                                                         Inc. (1985-2000)

Sheldon C. Peterson       Director,     2005-present     CEO, National Rural                 8   None
2/21/53                   Member of                      Utilities Cooperative
                          Audit                          Finance Corporation
                          Committee                      (1995-present)

Kenneth R. Meyer          Director,     2005-present     CEO and Asset Manager,              8   None
8/11/44                   Member of                      Lincoln Capital
                          Audit                          Management Company
                          Committee                      (1981-2004)

Mark Rose                 Director,     2005-present     CEO and General                     8   None
4/19/53                   Member of                      Manager, Bluebonnet
                          Audit                          Electric Cooperative
                          Committee                      (2002-present);
                                                         President and CEO,
                                                         Public Strategies,
                                                         Inc., (2000-2002)

                                                                                    NUMBER OF        OTHER
                          POSITION(S)   TERM OF OFFICE                              PORTFOLIOS   DIRECTORSHIPS
                           HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION(S)   OVERSEEN BY      HELD BY
NAME AND DATE OF BIRTH      THE FUND      TIME SERVED     DURING PAST FIVE YEARS     DIRECTOR       DIRECTOR
----------------------    -----------   --------------   -----------------------   -----------   -------------


INTERESTED DIRECTORS AND OFFICERS

                                                                                    NUMBER OF        OTHER
                          POSITION(S)   TERM OF OFFICE                              PORTFOLIOS   DIRECTORSHIPS
                           HELD WITH     AND LENGTH OF   PRINCIPAL OCCUPATION(S)   OVERSEEN BY      HELD BY
NAME AND DATE OF BIRTH      THE FUND      TIME SERVED     DURING PAST FIVE YEARS     DIRECTOR       DIRECTOR
----------------------    -----------   --------------   -----------------------   -----------   -------------
Peter R. Morris(1)        Director,     1990-present     President and Director              8   RE Advisers,
9/28/48                   President                      of RE Advisers                          RE Investment
                                                         (2002-present); Vice                    Corporation
                                                         President, Secretary,
                                                         Chief Compliance
                                                         Officer and Director of
                                                         RE Investment
                                                         (1990-present); Vice
                                                         President and Chief
                                                         Investment Officer of
                                                         NRECA (1988-present);
                                                         Vice President and
                                                         Director of RE Advisers
                                                         (1990-2002)

Anthony M. Marinello(2)   Director,     1990-present     Vice President,                     8   None
4/13/46                   Vice                           Cooperative Network
                          President                      (2000-2004); Executive
                                                         Director of Marketing
                                                         and Service Operations
                                                         of NRECA (1988-2000)

Denise Trujillo           Vice          2001-present     Executive Director and            N/A   RE Advisers
1/9/58                    President,                     Chief Employee Benefits
                          Counsel                        Counsel of NRECA
                                                         (2001-present);
                                                         Employee Benefits
                                                         Counsel of NRECA
                                                         (1993-2001)

Sheri Cooper              Treasurer     2002-present     Vice President of the             N/A   RE Advisers,
3/10/64                                                  Finance Department of                   RE Investment
                                                         NRECA (2002-present);                   Corporation
                                                         Executive Director of
                                                         the Finance Department,
                                                         NRECA (2000-2001);
                                                         Manager of the
                                                         Insurance and Financial
                                                         Services Department,
                                                         NRECA (1999-2000)

Danielle Sieverling       Chief         2005-present     Chief Compliance                  N/A   RE Advisers
2/25/71                   Compliance                     Officer of RE Advisers
                          Officer                        Corporation
                                                         (2005-present); Chief
                                                         Compliance Officer of
                                                         RE Investment
                                                         Corporation
                                                         (2005-present); Senior
                                                         Director of Management
                                                         Advisory Services of
                                                         NRECA (2004-present);
                                                         Manager of Management
                                                         Advisory Services of
                                                         NRECA (2002-2004);
                                                         Senior Internal
                                                         Auditor of NRECA
                                                         (2000-2002)

(1) Mr. Morris is a director who is an "interested person" of the Homestead Funds within the meaning of Section 2(a)19 of the 1940 Act. Mr. Morris is the Vice President, Secretary and a director of RE Investment Corporation, the Homestead Funds' distributor, and he is the President and a director of RE Advisers, the Homestead Funds' investment adviser. Mr. Morris is also an officer of NRECA, which indirectly wholly-owns RE Investment Corporation and RE Advisers.

(2) Mr. Marinello is deemed to be a director who is an "interested person" of the Homestead Funds within the meaning of Section 2(a)19 of the 1940 Act. Mr. Marinello recently retired from serving as the Vice President of the Cooperative Network of NRECA. NRECA indirectly wholly-owns the Homestead Funds' distributor, RE Investment Corporation, and the Homestead Funds' investment adviser, RE Advisers.

The table below shows the dollar range of Fund shares owned by each director of the Homestead Funds as of December 31, 2005.

                                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                                               SECURITIES IN ALL FUNDS OVERSEEN
                         DOLLAR RANGE OF EQUITY SECURITIES                BY DIRECTOR
  NAME OF DIRECTOR                  IN THE FUND               IN FAMILY OF INVESTMENT COMPANIES
  ----------------     ------------------------------------   ---------------------------------
Francis P. Lucier      None                                   N/A

Anthony M. Marinello   Daily Income Fund                      N/A

                       Stock Index Fund

                       Value Fund

                       Small-Company Stock Fund

                       International Value Fund

                       Nasdaq-100 Index Tracking Stock Fund

Douglas W. Johnson     None                                   N/A

Peter R. Morris        Daily Income Fund                      N/A

                       Short-Term Bond Fund

                       Stock Index Fund

                       Value Fund

                       Small-Company Stock Fund

                       International Value Fund

James F. Perna         None                                   N/A

Anthony C. Williams    Daily Income Fund                      N/A

                       Short-Term Bond Fund

                       Stock Index Fund

                       Value Fund

                       Small-Company Stock Fund

                       International Value Fund

                       Nasdaq-100 Index Tracking Stock Fund

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of Homestead Funds has an Audit Committee and an Executive Committee. The duties of these two committees and their present membership are as follows:

Audit Committee: The members of the Audit Committee consult with the Homestead Funds' independent accountants at least twice annually to discuss the scope and results of the annual audit of the Funds and such other matters as may be deemed appropriate or desirable. All of the independent directors are members of the Audit Committee. The Audit Committee met two times during 2005.

Executive Committee: During intervals between Board Meetings, the Executive Committee possesses and may exercise all of the powers of the Board of Directors in the management of the Homestead Funds except as to matters where action of the full Board of Directors is specifically required. Included within the scope of such powers are matters relating to valuation of securities held in each Fund's portfolio and the pricing of each Fund's shares for purchase and redemption. Messrs. Marinello and Morris are members of the Executive Committee. The Executive Committee did not meet in 2005.

COMPENSATION

Homestead Funds does not pay any salary or other compensation to the interested directors or to any of its officers. During 2005, Homestead Funds paid $3,500 per meeting to each of the independent directors for attendance at the meetings of the Board of Directors. During 2005, Homestead Funds also paid $3,000 to each member of the Audit Committee for attendance at the meetings of the Audit Committee and $4,500 to the Audit Committee Chairperson for his attendance at each meeting. As set forth in the table below, Homestead Funds paid total compensation of $132,000 to its independent directors during the year ended December 31, 2005.

                                                                                TOTAL COMPENSATION
                          AGGREGATE     PENSION OR RETIREMENT     ESTIMATED       FROM HOMESTEAD
                        COMPENSATION     BENEFITS ACCRUED AS       ANNUAL         FUNDS AND FUND
NAME OF PERSON,        FROM HOMESTEAD    PART OF CORPORATION    BENEFITS UPON     COMPLEX PAID TO
POSITION                    FUNDS              EXPENSES           RETIREMENT         DIRECTORS
---------------        --------------   ---------------------   -------------   ------------------
Douglas W. Johnson,        $24,750               N/A                 N/A              $24,750
Director

Francis P. Lucier          $24,750               N/A                 N/A              $24,750
Director

Kenneth R. Meyer           $10,000               N/A                 N/A              $10,000
Director

James F. Perna,            $27,750               N/A                 N/A              $27,750
Director

Sheldon C. Peterson        $10,000               N/A                 N/A              $10,000
Director

Mark Rose                  $10,000               N/A                 N/A              $10,000
Director

Anthony C. Williams,       $24,750               N/A                 N/A              $24,750
Director

TRUSTEES AND OFFICERS OF THE EQUITY 500 INDEX PORTFOLIO

The Equity 500 Index Portfolio is a series of the State Street Master Funds (the "Trust"). The Trustees are responsible for generally overseeing the Trust's business. The following table provides biographical information with respect to each Trustee and officer of the Trust. As of April 1, 2005, none of the Trustees was considered an "interested person" of the Trust, as defined in the 1940 Act.

                                                                                       NUMBER OF FUNDS
                             POSITION(S)    TERM OF OFFICE                             IN FUND COMPLEX        OTHER
NAME, ADDRESS, AND DATE OF    HELD WITH      AND LENGTH OF     PRINCIPAL OCCUPATION      OVERSEEN BY      DIRECTORSHIPS
BIRTH ("DOB")                   TRUST         TIME SERVED     DURING PAST FIVE YEARS       TRUSTEE       HELD BY TRUSTEE
--------------------------   -----------   ----------------   ----------------------   ---------------   ---------------
INDEPENDENT TRUSTEES
Michael F. Holland           Trustee and   Term: Indefinite   Chairman, Holland &
Holland & Company, LLC       Chairman of   Elected: 7/99      Company L.L.C.           14                Trustee, State
375 Park Avenue              the Board                        (investment adviser)                       Street
New York, NY 10152                                            (1995 - present).                          Institutional
                                                                                                         Investment
DOB: 7/7/1944                                                                                            Trust;
                                                                                                         Director of
                                                                                                         the Holland
                                                                                                         Series Fund,
                                                                                                         Inc.; and
                                                                                                         Director, The
                                                                                                         China Fund,
                                                                                                         Inc.

William L. Boyan             Trustee       Term: Indefinite   Trustee of Old Mutual    14                Trustee, State
State Street Master Funds                  Elected: 7/99      South Africa Master                        Street
P.O. Box 5049                                                 Trust (investments)                        Institutional
                                                              (1995 -

                                                                                       NUMBER OF FUNDS
                             POSITION(S)    TERM OF OFFICE                             IN FUND COMPLEX        OTHER
NAME, ADDRESS, AND DATE OF    HELD WITH      AND LENGTH OF     PRINCIPAL OCCUPATION      OVERSEEN BY      DIRECTORSHIPS
BIRTH ("DOB")                   TRUST         TIME SERVED     DURING PAST FIVE YEARS       TRUSTEE       HELD BY TRUSTEE
--------------------------   -----------   ----------------   ----------------------   ---------------   ---------------
Boston, MA 02206                                              present); Chairman                         Investment
                                                              emeritus, Children's                       Trust; and
DOB: 1/20/1937                                                Hospital (1984 -                           Trustee, Old
                                                              present); Director,                        Mutual South
                                                              Boston Plan For                            Africa Master
                                                              Excellence                                 Trust
                                                              (non-profit) (1994 -
                                                              present); President
                                                              and Chief Operations
                                                              Officer, John Hancock
                                                              Mutual Life Insurance
                                                              Company (1959 - 1999).
                                                              Mr. Boyan retired in
                                                              1999.

Rina K. Spence               Trustee       Term: Indefinite   President of             14                Trustee,
7 Acacia Street                            Elected: 7/99      SpenceCare                                 State Street
Cambridge, MA 02138                                           International LLC                          Institutional
                                                              (1998 - present);                          Investment
DOB: 10/24/1948                                               Member of the Advisory                     Trust;
                                                              Board, Ingenium Corp.                      Director of
                                                              (technology company)                       Berkshire
                                                              (2001 - present);                          Life
                                                              Chief Executive                            Insurance
                                                              Officer, IEmily.com                        Company of
                                                              (internet company)                         America; and
                                                              (2000 - 2001); Chief                       Director,
                                                              Executive Officer of                       IEmily.com
                                                              Consensus
                                                              Pharmaceutical, Inc.
                                                              (1998 - 1999);
                                                              Founder,
                                                              President and
                                                              Chief Executive
                                                              Officer of
                                                              Spence Center
                                                              for Women's
                                                              Health (1994 -
                                                              1998); Trustee,
                                                              Eastern
                                                              Enterprise
                                                              (utilities)
                                                              (1988 - 2000).

Douglas T. Williams          Trustee       Term: Indefinite   Executive Vice           14                Trustee,
State Street Master Funds                  Elected: 7/99      President of Chase                         State Street
P.O. Box 5049                                                 Manhattan Bank (1987 -                     Institutional
Boston, MA 02206                                              1999). Mr. Williams                        Investment
                                                              retired in 1999.                           Trust
DOB: 12/23/1940

OFFICERS:
Donald A. Gignac             President     Term: Indefinite   Senior Vice President
State Street Bank and                      Elected: 8/03      of State Street Bank
Trust Company                                                 and Trust Company
2 Avenue de Lafayette                                         (2002-present); Vice
Boston, MA 02111                                              President of State
                                                              Street Bank and Trust
DOB: 6/14/65                                                  Company (1993-2002)

                                                                                       NUMBER OF FUNDS
                             POSITION(S)    TERM OF OFFICE                             IN FUND COMPLEX        OTHER
NAME, ADDRESS, AND DATE OF    HELD WITH      AND LENGTH OF     PRINCIPAL OCCUPATION      OVERSEEN BY      DIRECTORSHIPS
BIRTH ("DOB")                   TRUST         TIME SERVED     DURING PAST FIVE YEARS       TRUSTEE       HELD BY TRUSTEE
--------------------------   -----------   ----------------   ----------------------   ---------------   ---------------
Karen Gillogly               Treasurer     Term: Indefinite   Vice President of        --                --
State Street Bank and                      Elected: 9/03      State Street Bank and
Trust Company                                                 Trust Company (1999 -
One Federal Street                                            present); Audit Senior
Boston, MA 02110                                              Manager, Ernst & Young
                                                              LLP (1998-1999).
DOB: 9/3/1966

Julie A. Tedesco             Secretary     Term: Indefinite   Vice President and       --                --
State Street Bank and                      Elected: 5/00      Counsel of State
Trust Company                                                 Street Bank and Trust
One Federal Street                                            Company (2000 -
Boston, MA 02110                                              present); Counsel of
                                                              First Data Investor
DOB: 12/30/1957                                               Services Group, Inc.,
                                                              (1994 - 2000).

Peter A. Ambrosini           Chief         Term: Indefinite   Senior Principal and     --                --
SSgA Funds Management, Inc.  Compliance    Elected: 5/04      Chief Compliance and
State Street Financial       Officer                          Risk Management
Center                                                        Officer, SSgA Funds
One Lincoln St.                                               Management, Inc. and
Boston, MA 02111                                              State Street Global
                                                              Advisors
DOB: 12/17/1943                                               (2001-present);
                                                              Managing Director
                                                              PricewaterhouseCoopers
                                                              LLP (1986-2001)

The By-Laws of the Trust provide that the Trust shall indemnify each person who is or was a Trustee of the Trust against all expenses, judgments, fines, settlements and other amounts actually and reasonable incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the Trust's best interest. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Standing Committees

The Board of Trustees of the Trust has established various committees to facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, the Trust, and the Trust's interestholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Nominating Committee and Pricing Committee.

The Audit Committee is composed of all the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant's key personnel involved in the foregoing activities and monitors the independent accountant's independence. During the fiscal year ended December 31, 2005, the Audit Committee held two meetings.

The Nominating Committee is composed of all of the Independent Trustees. The Nominating Committee is responsible for nominating for election as Trustees all Trustee candidates. The Nominating Committee will consider nominees to the Board of Trustees recommended by interestholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust. The Nominating Committee meets as is required. During the fiscal year ended December 31, 2005, the Nominating Committee did not meet.

The Pricing Committee is composed of all of the Independent Trustees. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or sale prices are not readily available. The Pricing Committee meets as is required. During the fiscal year ended December 31, 2005, the Pricing Committee did not meet.

Trustee Compensation

Pursuant to certain agreements with State Street and its affiliates, each Trustee receives for his or her services a $20,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting from State Street or its affiliates.

The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended December 31, 2005.

                                                       PENSION OR
                                                       RETIREMENT                        TOTAL COMPENSATION
                                   AGGREGATE            BENEFITS          ESTIMATED       FROM TRUST & FUND
                               COMPENSATION FROM    ACCRUED AS PART    ANNUAL BENEFITS     COMPLEX PAID TO
NAME AND POSITION                    TRUST         OF TRUST EXPENSES   UPON RETIREMENT        TRUSTEES
-----------------              -----------------   -----------------   ---------------   ------------------
William L. Boyan, Trustee           $30,000                $0                 $0               $30,000
Michael F. Holland, Trustee         $30,000                $0                 $0               $30,000
Rina K. Spence, Trustee             $30,000                $0                 $0               $30,000
Douglas T. Williams, Trustee        $30,000                $0                 $0               $30,000

The Trust and the SSgA Funds Management, Inc. have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust, SSgA Funds Management, Inc., or State Street.

CODE OF ETHICS

Homestead Funds, RE Advisers, and RE Investment Corporation ("RE Investment") have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that, subject to certain restrictions and provisions, permits their personnel to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING

The Board of Directors of Homestead Funds has delegated proxy voting responsibility for securities held by the Funds to RE Advisers as part of its management and administration of the Funds. Except with respect to the International Value Fund, RE Advisers will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B, subject to the Board's continuing oversight. Pursuant to the subadvisory agreement between RE Advisers and Mercator, Mercator will vote proxies for the International Value Fund in accordance with its proxy voting policies and procedures, which are included in Appendix C, subject to the oversight of RE Advisers and the Board.

The Trust has adopted proxy voting procedures pursuant to which the Trust delegates the responsibility for voting proxies relating to portfolio securities held by the Portfolio to SSgA Funds Management, Inc. as part of SSgA Funds Management, Inc.'s general management of the Portfolio, subject to the Board's continuing oversight. A copy of the Trust's proxy voting procedures is located in Appendix D and a copy of SSgA Funds Management, Inc.'s proxy voting procedures is located in Appendix E.

Shareholders may receive information regarding how the Funds and the Portfolio voted proxies relating to their portfolio securities during the most recent 12-month period ending June 30 without charge (i) by calling the Chief Compliance Officer at 703-907-5993 for the Funds and (800) 997-7327 for the Portfolio, (ii) online at www.homesteadfunds.com or (iii) by accessing the Funds' Form N-PX on the SEC's website at www.sec.gov.

PRINCIPAL HOLDERS OF SECURITIES

Set forth below is certain information with respect to those shareholders of the Homestead Funds who owned of record 5% or more of the outstanding shares of a Fund on _________, 2006.

NAME AND ADDRESS   PERCENT OF FUND
----------------   ---------------


MANAGEMENT OWNERSHIP

[As of _________, 2006, directors and officers of the Corporation as a group owned _____% of the outstanding shares of the Small-Company Stock Fund, _____% of the outstanding shares of the International Value Fund, and less than 1% of the outstanding shares of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund.]

INVESTMENT MANAGEMENT AND OTHER SERVICES

RE ADVISERS

RE Advisers, 4301 Wilson Boulevard, Arlington, VA 22203, serves as investment manager of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Small-Company Stock Fund, International Value Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund pursuant to separate Investment Management Agreements that have been annually approved by the Board of Directors of the Homestead Funds, including a majority of independent directors. The directors and the principal executive officers of RE Advisers are Sheri M. Cooper, Peter R. Morris, Stuart E. Teach, Denise Trujillo, Martin Lowery, and Robert F. Fuentes. RE Advisers is a direct subsidiary of RE Investment, which is a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA to hold stock of certain NRECA subsidiaries.

In addition to the duties set forth in the prospectus, RE Advisers, in furtherance of such duties and responsibilities, is authorized and has agreed to provide or perform the following functions: (1) formulate and implement a continuing investment program for use in managing the assets and resources of each Fund in a manner consistent with each Fund's investment objectives, investment program, policies, and restrictions, which program may be amended and updated from time to time to reflect changes in financial and economic conditions; (2) make all determinations with respect to the investment of each Fund's assets in accordance with (a) applicable law, (b) each Fund's investment objectives, investment program, policies, and restrictions as provided in the Homestead Funds' prospectus and Statement of Additional Information, as amended from time to time, (c) provisions of the Code, relating to regulated investment companies, and (d) such other limitations as the Board of Directors of the Homestead Funds may impose by written notice; (3) make all determinations as to the purchase or sale of portfolio securities, including advising the Board of Directors as to certain matters involving each Fund's portfolio securities that are not in the nature of investment decisions; (4) buy, sell, exchange, convert for each Fund's use, and otherwise trade in portfolio securities and other assets; (5) furnish to the Board of Directors periodic reports concerning RE Adviser's economic outlook and investment strategy, as well as information concerning each Fund's portfolio activity and investment performance; (6) select the broker-dealers, underwriters, or issuers to be used, place orders for the execution of portfolio transactions with such broker-dealers, underwriters or issuers, and negotiate the commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters or issuers selected by RE Advisers; (7) obtain and evaluate business and financial information in connection with the exercise of its duties; (8) determine the quality of the Daily Income Fund's portfolio; (9) determine the creditworthiness of the issuers, obligors, or guarantors of portfolio securities; and (10) evaluate the creditworthiness of any entities with which the Funds propose to engage in repurchase transactions. With respect to the International Value Fund, RE Advisers is also authorized to (1) supervise and monitor the investment activities of any subadviser approved for the Fund by the Board and (2) delegate all or any portion of its responsibilities under the Investment Management Agreement to one or more subadvisers subject to the supervision and oversight of RE Advisers and the Board. In addition, RE Advisers has agreed to provide a number of administrative services to the Homestead Funds (other than the Stock Index Fund) including: maintenance of these Funds' corporate existence and corporate records; maintenance of the registration and qualification of each Fund's shares under federal and state law; coordination and supervision of the financial, accounting, and administrative functions for each Fund; selection, coordination of the activities of, supervision, and service as liaison with various agents and other parties employed by these Funds (e.g., custodian, transfer agent, accountants and attorneys); and assistance in the preparation and development of all shareholder communications and reports. RE Advisers also will furnish to or place at the disposal of these Funds such information, reports, evaluations, analyses and opinions as these Funds may, from time to time, reasonably request or which RE Advisers believes would be helpful to these Funds.

Pursuant to an administrative service agreement with Homestead Funds, RE Advisers has also agreed to provide a number of administrative services to the Stock Index Fund including: maintenance of the Fund's corporate existence and corporate records; maintenance of the registration and qualification of the Fund's shares under federal and state law; coordination and supervision of the financial, accounting, and administrative functions for the Fund's selection, coordination of the activities of, supervision, and service as liaison with various agents and other parties employed by the Fund (e.g., custodian, transfer agent, auditors, and attorneys); and assistance in the preparation and development of all shareholder communications and reports. RE Advisers also will furnish to or place at the disposal of the Fund such information, reports, evaluations, analyses, and opinions as the Fund may, from time to time, reasonably request or which RE Advisers believes would be helpful to the Fund.

Under a Joint Services Agreement by and between NRECA, RE Advisers and RE Investment, NRECA has agreed to provide personnel, property, and services to RE Investment and RE Advisers in carrying out their responsibilities and services under agreements with the Homestead Funds. In turn, RE Advisers has agreed to provide, without cost to the Homestead Funds, persons (who are directors, officers, or employees of RE Advisers) to serve as directors, officers, or members of any committees of the Board of Directors of the Homestead Funds. As between the Homestead Funds and RE Advisers, RE Advisers has agreed to pay all necessary salaries, expenses and fees, if any, of the directors, officers and employees of the Homestead Funds who are affiliated with RE Advisers.

As compensation for its services and for the expenses which it assumes, the Funds pay RE Advisers, on a monthly basis, an investment management fee based on each Fund's average daily net assets at the following annualized rates:

Daily Income Fund                        .50% of average daily net assets
Short-Term Government Securities Fund    .45% of average daily net assets
Short-Term Bond Fund                     .60% of average daily net assets
Value Fund                               .65% of average daily net
                                         assets up to $200 million; .50%
                                         of average daily net assets up
                                         to the next $200 million; and
                                         .40% of average daily net
                                         assets in excess of $400 million
Small-Company Stock Fund                 .85% of average daily net assets
                                         up to $200 million; and .75% of
                                         average daily net assets in
                                         excess of $200 million
International Value Fund                 .75% of average daily net assets
Nasdaq-100 Index Tracking Stock(SM)      .25% of average daily net assets
Fund

As compensation for its services and for the expenses which it assumes, the Stock Index Fund pays RE Advisers, on a monthly basis, an administration fee at an annualized rate of .25% of the Fund's average daily net assets.

The management fees or administration fees paid to RE Advisers by each Fund during the past three years were as follows:

                                                Year Ended December 31,
                                         ------------------------------------
Fund                                        2005         2004         2003
----                                     ----------   ----------   ----------
Daily Income Fund                        $  497,274   $  399,380   $  363,023
Short-Term Government Securities Fund    $  193,520   $  160,789   $  152,623
Short-Term Bond Fund                     $1,191,934   $1,103,167   $1,150,472
Stock Index Fund(1)                      $  113,427   $   95,557   $   19,853
Value Fund                               $2,412,028   $2,115,136   $1,799,728
Small-Company Stock Fund                 $  362,202   $  279,963   $  182,126
International Value Fund(1)              $   24,742   $        0   $        0
Nasdaq-100 Index Tracking Stock(SM)
   Fund                                  $   16,607   $   15,698   $        0

(1)  Administration fees paid to RE Advisers.

The Expense Limitation Agreements provide that to the extent that the annual operating expenses incurred by the Fund in any fiscal year, exceed .80% of the Daily Income Fund's or Short-Term Bond Fund's average daily net assets; .75% of the Short-Term Government Securities Fund's or Stock Index Fund's average daily net assets; 1.25% of the Value Fund's average daily net assets; 1.50% of the Small-Company Stock Fund's or Nasdaq-100 Index Tracking Stock(SM) Fund's average daily net assets, and .99% of the International Value Fund's average daily net assets (the "Operating Expense Limit"), such excess amount will be the liability of RE Advisers. To determine RE Advisers' liability for each Fund's expenses, the actual expenses of each Fund will be compared to the Operating Expense Limit. If a Fund's year to date operating expenses for any month exceed the year to date Operating Expense Limit, RE Advisers shall first waive or reduce its investment management or administration fee for such month, as appropriate, to the extent necessary to reduce the amount of the operating expense to the amount of the Operating Expense Limit. In the event the excess amount exceeds the amount of the investment management fee for the month, RE Advisers, in addition to waiving its entire investment management fee for such month, shall also assume as its own expense and reimburse each Fund for the difference between the excess amount and the investment management or administration fee; provided, however, that an adjustment, if necessary, will be made on or before the last day of the first month of the next succeeding fiscal year, if the annual operating expenses for the fiscal year do not exceed the Operating Expense Limit.

The management fees or administration fees waived by RE Advisers for each Fund during the past three years were as follows:

                                               Year Ended December 31,
                                           ------------------------------
Fund                                         2005       2004       2003
----                                       --------   --------   --------
Daily Income Fund                           $     0   $ 31,873   $ 44,397
Short-Term Government Securities Fund       $35,023   $ 31,119   $ 37,576
Short-Term Bond Fund                        $59,950   $146,785   $141,940
Stock Index Fund(1)                         $     0   $      0   $ 45,355
Value Fund                                  $     0   $      0   $      0
Small-Company Stock Fund                    $     0   $      0   $  8,327
International Value Fund(1)                 $     0   $ 13,593   $  5,648
Nasdaq-100 Index Tracking Stock(SM) Fund    $     0   $      0   $  8,769

(1)  Administration fees waived by RE Advisers.

Operating expenses reimbursed by RE Advisers for each Fund during the past three years were as follows:

                                           Year Ended December 31,
                                           -----------------------
Fund                                        2005   2004     2003
----                                        ----   ----   -------
International Value Fund(1)                  $0    $676   $43,647
Nasdaq-100 Index Tracking Stock(SM) Fund     $0    $  0   $25,247

(1)  Administration fees waived by RE Advisers.

MERCATOR

Mercator serves as subadviser to the International Value Fund. Mercator is an asset management firm founded in 1984 and located at Boca Center, 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486. Mercator manages international equity mandates for institutional clients, including corporate and public retirement plans, endowments, and foundations. The firm is a limited partnership majority owned by its executive officers, and as of December 31, 2005, managed over $10 billion in assets including separate accounts and commingled funds. The firm manages money for several of the largest U.S. corporate and public pension plans.

Pursuant to its agreement with RE Advisers, Mercator furnishes a continuous investment program for the International Value Fund and manages the Fund's portfolio on a day-to-day basis, subject to the supervision of RE Advisers and the Board. For its subadvisory services to the Fund, RE Advisers has agreed to pay Mercator a fee calculated at the annual rate of .50% of the Fund's average daily net assets

SSgA FUNDS MANAGEMENT, INC. AND STATE STREET BANK AND TRUST COMPANY

SSgA Funds Management, Inc. ("SSgA") is responsible for the investment management of the Equity 500 Index Portfolio pursuant to an Investment Advisory Agreement dated May 1, 2001 (the "Advisory Agreement"), by and between the Adviser and the State Street Master Funds. Prior to May 1, 2001, State Street Bank and Trust Company ("State Street") served as investment adviser to the Portfolio pursuant to an Investment Advisory Agreement dated March 1, 2000, by and between State Street and the Trust. Both the SSgA and State Street are wholly owned subsidiaries of State Street Corporation, a publicly held bank holding company. SSgA's and State Street's principal address is Two International Place, Boston, Massachusetts 02110. As of December 31, 2040, SSgA managed approximately $98 billion in assets and together with its affiliates managed approximately $1.35 trillion in assets.

Under the terms of the Advisory Agreement, SSgA, subject to the supervision and direction of the Board of Trustees of the Trust, directs the Portfolio's investments in accordance with its investment objectives, policies and limitations. For these services, and the administration, transfer agency and custody services State Street provides, each of the Portfolios pays an advisory fee at the rates stated in its registration statement dated April 24, 2005.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Independent Trustees or a majority of the interestholders of the Trust approve its continuance. The Advisory Agreement may be terminated by the Adviser or the Trust without penalty upon sixty days' notice and will terminate automatically upon its assignment. The Advisory Agreement was most recently approved by the Trustees, including a majority of the Independent Trustees on November 11, 2004. In determining to continue the Advisory Agreement, the Board requested, and received from the Adviser, information it believed to be reasonably necessary to reach its conclusion. The

Board carefully evaluated this information, and was advised by legal counsel to the Trust and independent counsel to the Independent Trustees with respect to its deliberations. In considering the Advisory Agreement, the Board reviewed numerous factions, including (i) the nature and quality of services rendered under the Advisory Agreement; (ii) the reasonableness of overall compensation to be paid by the Portfolio to the Adviser; (iii) the requirements of the Portfolio for the services provided by the Adviser; (iv) the quality of the services expected to be provided; (v) the fees payable for the services; (vi) the total expenses of the respective Portfolio; (vii) the performance of the Portfolio;
(viii) the profitability of the Adviser with respect to the management of the Portfolio; (ix) the capabilities and financial condition of the Adviser; (x) the historical relationship between the Trust and the Adviser; and (xi) the "fall-out" financial benefits that the Adviser may receive in providing services to the Trust.

In approving the continuance of the Advisory Agreement, the Board, after reviewing various materials and reports, and following extended discussions with independent counsel to the Independent Trustees concerning the same, concluded that (i) the Adviser and its personnel were sufficiently experienced and qualified to provide investment advisory services for the Portfolio; (ii) the Portfolio's expense ratios are low compared to other funds with similar investment objectives; (iii) the Portfolio's performance has been satisfactory when compared to their relevant benchmarks and other funds with similar investment objectives; and (iv) the profitability of the Adviser for providing services to the Portfolio is fair and reasonable.

SSgA and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations that may be purchased on behalf of Portfolio of the Trust, including outstanding loans to such issuers, which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. SSgA has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, SSgA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of SSgA, its parent or its subsidiaries or affiliates and, in dealing with its customers, SSgA, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Portfolio managed by SSgA or any such affiliate.

In certain instances there may be securities that are suitable for the Portfolio as well as for one or more of SSgA's other clients. Investment decisions for the Trust and for SSgA's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is are concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

The Trust has entered into an Administrative Services Agreement (the "Administration Agreement") with State Street Bank and Trust Company ("State Street"). Pursuant to the Administration Agreement, State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and the Portfolios. State Street will generally assist in all aspects of Trusts' and the Portfolios' operations; supply and maintain office facilities (which may be in State Street's own offices); provide statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to interestholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state blue sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, By-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. Pursuant to the Administration Agreement, the Trust has agreed to indemnify the State Street for certain liabilities, including certain liabilities arising under federal securities laws, unless such loss or liability results from State Street's gross negligence or willful misconduct in the performance of its duties.

The Trust has entered into a Custodian Agreement with State Street (the "Custodian Agreement"). Pursuant to the Custodian Agreement, State Street serves as custodian for the Portfolio. As custodian, State Street holds the Portfolio's assets.

The Trust has entered into a Transfer Agency Agreement with State Street (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, State Street serves as transfer agent for the Portfolio.

PORTFOLIO MANAGERS

RE ADVISERS

The table below shows information regarding the other accounts, aside from Homestead Funds, for which each portfolio manager is primarily responsible for managing as of December 31, 2005.

                                                       NUMBER OF ACCOUNTS       TOTAL ASSETS IN
                                                        MANAGED IN EACH     ACCOUNTS MANAGED WITHIN
NAME OF PORTFOLIO MANAGER     CATEGORY OF ACCOUNTS    CATEGORY OF ACCOUNT        EACH CATEGORY
-------------------------   -----------------------   -------------------   ----------------------
Mark Ashton                 Registered Investment
                            Companies

                            Other Pooled Investment
                            Vehicles

                            Other Accounts

Douglas Kern                Registered Investment
                            Companies

                            Other Pooled Investment
                            Vehicles

                            Other Accounts

Peter Morris                Registered Investment
                            Companies

                            Other Pooled Investment
                            Vehicles

                            Other Accounts

Patricia Murphy             Registered Investment
                            Companies

                            Other Pooled Investment
                            Vehicles

                            Other Accounts

Stuart Teach                Registered Investment
                            Companies

                            Other Pooled Investment
                            Vehicles

                            Other Accounts

None of the accounts above pay a performance-based advisory fee.

Each Fund and account has its own set of investment objectives on which the portfolio managers base their investment decisions. In pursuing the investment objectives of each (including proprietary accounts), the portfolio managers could encounter potential conflicts of interest. These potential conflicts could result from the Funds and accounts having different investment objectives, benchmarks, time horizons, and/or other attributes which factor into the portfolio managers' judgments and the portfolio managers having to allocate their time and investment ideas across the Funds and accounts. Though unlikely, it is possible a portfolio manager may execute a transaction for one Fund or account that may unintentionally impact (either positively or negatively) the value of securities held by another. Securities selected for accounts other than a Fund's portfolio may or may not outperform the securities selected for the Fund's portfolio.

COMPENSATION OF PORTFOLIO MANAGERS

RE Advisers compensation programs generally follow the policies and practices of its indirect parent company, National Rural Electric Cooperative Association (NRECA). NRECA and RE Advisers strive to maintain a competitive compensation program designed to attract and retain staff. The compensation program is reviewed annually for competitiveness and may be modified to reflect market conditions or factors that determine variable pay if applicable. Portfolio managers are compensated with a combination of base pay and variable pay based on portfolio performance. Internal portfolio managers are responsible for managing portfolios for a defined benefit plan, a defined contribution plan, a group insurance plan, a mutual fund, and outside clients. Elements of the compensation program are described below.

BASE PAY: Base pay is reviewed annually against data reported by an independent third party industry survey for similar positions, and adjusted as needed to maintain competitiveness.

VARIABLE PAY: Each portfolio manager is eligible to receive an annual bonus. Annual bonuses are based on applicable portfolio annual total rates of return before taxes as of December 31, excluding expenses. Portfolio managers are eligible to receive a bonus on the portfolios that the manager is responsible for managing. Portfolio rates of return are compared to relevant benchmark rates of return for the same period and quartile ranking among peer group funds. Performance and ranking results are taken from independent third-party sources such as Indata, Lipper, State Street Bank, etc., depending on the fund and appropriateness of the comparison. Generally, approximately one-third of a portfolio manager's total bonus is attributable to the performance of Funds (portfolios) of Homestead Funds managed by the managers.

Annual bonuses are also paid based on the performance of the NRECA-sponsored 401(k) (defined contribution plan) Plan, Retirement Security Plan (defined benefit plan) and outside client accounts. Performance and bonus determination criteria for portfolios included in these programs are substantially similar to those used for the Homestead Funds, e.g., rates of return are compared to relevant benchmark rates of return and quartile rankings. Overall performance of the Retirement Security Plan may also be included in the bonus of some portfolio managers.

If a portfolio manager underperforms the relevant benchmarks and/or top quartile rankings, a bonus may not be awarded.

Additionally, certain portfolio managers may receive an additional payment based on RE Advisers/RE Investment Corporation consolidated net annual pre-tax income, excluding outside client expenses, if applicable, and compensation expenses.

OTHER CASH PAYMENTS: If eligible, cash payments may be made on an annual basis representing replacement value of certain benefits otherwise capped by Internal Revenue Code ("IRC") limits that apply to the NRECA-sponsored 401(k) Plan (e.g., 401(k) employer match). Cash payments will vary based on IRS limitations, current NRECA 401(k) plan employer contributions, stated matches (if applicable), and incumbent base salaries. Also, employees that may have deferred receipt of cash compensation under a defunct Employee Option Purchase Plan will also receive annual cash payments from the Plan based on the value of distributions earned.

OTHER BENEFITS: NRECA offers a non-qualified deferred compensation plan subject to Section 457(b) of the IRC to a select group of employees (in accordance with the Employee Retirement Income Security Act of 1974), which may include portfolio managers and other investment professionals. Participation in this plan is optional and affords participants the tax benefits of deferring receipt of a limited portion of base pay. In addition, NRECA has a nonqualified deferred compensation plan that provides benefits in excess of certain IRC limits applicable to the Retirement Security Plan. Eligibility rules are the same for all highly-compensated employees. All other benefit plans and programs are available to all employees.

The table below shows the dollar range of Fund shares as of December 31, 2005 owned by each portfolio manager in the Fund(s) that he or she manages.

                            DOLLAR RANGE OF SECURITIES
NAME OF PORTFOLIO MANAGER        OWNED IN THE FUND
-------------------------   --------------------------
MARK ASHTON

DOUGLAS KERN

PETER MORRIS

PATRICIA MURPHY

STUART TEACH

MERCATOR

The table below shows information regarding the other accounts managed by the portfolio management team as of March 31, 2006:

                                   Total # of Accounts
                                         Managed          Total Assets
                                   -------------------   --------------
Registered investment companies              3           $1,472,178,429
Other pooled investment vehicles             2           $2,870,336,850
Other accounts                              26           $6,761,478,519

None of the accounts listed above have performance-based fees.

In managing other portfolios, certain potential conflicts of interest may arise. By design, Mercator has limited potential conflicts due to the structure and investment strategy of the firm. Mercator has no affiliated entities and applies just one investment strategy across all of its accounts. Mercator does not manage any performance-fee accounts or wrap fee programs. Although Mercator's portfolio managers typically manage multiple accounts, they are all institutional accounts that are run exactly the same, barring a particular restriction that may be applied by a client. As part of its compliance program, Mercator has adopted policies and procedures that seek to address and minimize the effects of any potential conflicts by adopting trade aggregation and allocation procedures that seek to treat all clients fairly and equitably. While these accounts have many similarities, the investment performance of each account may be different primarily due to differences in fees, expenses and cash flows.

As disclosed in Mercator's Form ADV, Kevin Shaver's, Peter Spano's, and John Thompson's direct ownership levels of the firm each exceed 10% but are less than 25%; Peter Chaney's and Barbara Trebbi's direct ownership levels of the firm each exceed 5% but are less than 10%; and Gary Clemons direct ownership level of the firm is less than 5%. All but Mr. Clemons are also indirect owners as members of MAM Acquisition, LLC with Messrs. Spano's and Thompson's ownership interests each exceeding 25% but less than 50%. These ownership percentages represent the pre-determined pro-rata share upon which they receive compensation based upon Mercator's net profitability. These pre-determined pro-rata shares are dependent upon their length of tenure with the firm, their level of responsibility and overall contribution and are reviewed on an annual basis by Messrs. Spano and Thompson, as founding partners of Mercator. It is the only form of compensation that they receive and it is dependent upon the firm's assets under management. Messrs. Chaney and Spano receive no base salary, are not part of a bonus system and receive no deferred compensation.

As of March 31, 2006, the portfolio managers did not beneficially own any shares of the International Value Fund.

SSgA FUNDS MANAGEMENT, INC. ("SSgA")

     The following persons serve as the portfolio managers of each operational non-money market Portfolio. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of December 31, 2005:

                           REGISTERED                    POOLED                                                     TOTAL
                           INVESTMENT      ASSETS      INVESTMENT      ASSETS                       ASSETS         ASSETS
PORTFOLIO                    COMPANY       MANAGED       VEHICLE       MANAGED        OTHER         MANAGED       MANAGED*
MANAGER        PORTFOLIO    ACCOUNTS    ($ BILLIONS)    ACCOUNTS    ($ BILLIONS)     ACCOUNTS    ($ BILLIONS)   ($ BILLIONS)
---------      ---------   ----------   ------------   ----------   ------------   -----------   ------------   ------------
Michael        Equity
Feehily        500 Index     2 funds        $ 7.2        4 funds        $14.5       8 accounts        $10.0        $31.7
Dwayne         Equity
Hancock        500 Index     4 funds          4.7        9 funds         20.9       9 accounts         33.2         58.8
Tom Rawlings   Equity
               500 Index     3 funds           .7       10 funds         15.1      20 accounts          2.3         18.1
Karl           Equity
Schneider      500 Index     5 funds          3.0       12 funds         17.4       9 accounts          6.4         26.8
James May      Equity
               500 Index     4 funds         60.0        3 funds         91.3      16 accounts         26.6        177.9
Jeff Beach     MSCI EAFE
               Index         2 funds           .4         1 fund         15.2           1 fund           .2         15.8
Lynn Blake     MSCI EAFE
               Index         1 funds          .04         1 fund           .7          7 funds         12.0        12.74
Kala St        MSCI EAFE
Pierre         Index         4 funds          2.8        3 funds          6.5          6 funds          5.9         15.2
James May      MSCI EAFE
               Index         4 funds         60.0        3 funds         91.3         16 funds         26.6        177.9

* If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

     As indicated in the table above, portfolio managers at the Adviser may manage numerous accounts for multiple clients. These accounts may include registered investment companies (which include exchange-traded funds), other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The portfolio managers do not beneficially own any shares of any Portfolio as of December 31, 2005.

     When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

     The compensation of the Adviser's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

CUSTODIAN AND TRANSFER AGENT

State Street, 801 Pennsylvania, Kansas City, MO 64105, is custodian of the securities and cash owned by the Funds. State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Homestead Funds, computing the net asset value of each Fund, calculating each Fund's standardized performance information, and performing other administrative duties, all as directed by persons authorized by the Homestead Funds. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Homestead Funds. Portfolio securities of the Funds purchased in the United States are maintained in the custody of State Street and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Company. Pursuant to the Custodian Agreement, portfolio securities purchased outside the United States are maintained in the custody of various foreign custodians, including foreign banks and foreign securities depositories, as are approved by the Board of Directors, in accordance with regulations under the 1940 Act. The Funds may invest in obligations of State Street and may purchase or sell securities from or to State Street.

National Financial Data Services, Inc. ("NFDS, Inc."), doing business as BFDS, is the transfer agent and dividend disbursing agent for the Funds and provides the Funds with various shareholder services, including shareholder statements and responses to shareholder inquiries.

BROKERAGE ALLOCATION AND OTHER PRACTICES

RE ADVISERS

Neither the Homestead Funds nor any of its directors or officers nor those of RE Advisers have any interest in any brokerage firm through which or with which each Fund effects purchases or sales of its portfolio securities that would cause such brokerage firm to be considered an affiliated person of such entity or person.

Subject to the general supervision of the Board of Directors, RE Advisers is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund. RE Advisers is also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

Purchases and sales of common stock and other equity securities are usually effected on an exchange through brokers who charge a commission. The purchase of money market instruments and other debt securities traded in the over-the-counter market usually will be on a principal basis directly from issuers or dealers serving as primary market makers. Occasionally, equity securities may be traded in the over-the-counter market as well. The price of such money market instruments and debt securities, as well as equity securities traded in the over-the counter market, is usually negotiated, on a net basis, and no brokerage commissions are paid. Commissions are frequently paid for securities traded in the over-the-counter market, transactions in such securities with dealers usually include the dealer's "mark-up" or "mark-down." Money market instruments and other debt securities as well as certain equity securities may also be purchased in underwritten offerings, which include a fixed amount of compensation to the underwriter, generally referred to as the underwriting discount or concession.

In selecting brokers and dealers to execute transactions for each Fund, RE Advisers' primary consideration is to seek to obtain the best execution of the transactions, at the most favorable overall price, and in the most effective manner possible, considering all the circumstances. Such circumstances include: the price of the security; the rate of the commission or broker-dealer's "spread"; the size and difficulty of the order; the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers; and the value of research and other services provided by the broker-dealer. RE Advisers may also rank broker-dealers based on the value of their research services and may use this ranking as one factor in its selection of broker-dealers.

In placing orders for each Fund, RE Advisers, subject to seeking best execution, is authorized pursuant to the Investment Management Agreements to cause each Fund to pay broker-dealers that furnish brokerage and research services (as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) a higher commission than that which might be charged by another broker-dealer that does not furnish such brokerage and research services or who furnishes services of lesser value. However, such higher commissions must be deemed by RE Advisers as reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall decision-making responsibilities of RE Advisers with respect to the Homestead Funds or other accounts, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).

The brokerage commission fees paid to brokers that provided research and other brokerage services to RE Advisers during the past three years were as follows:

                                             Year Ended December 31,
                                         ------------------------------
Fund                                       2005       2004       2003
----                                     --------   --------   --------
Daily Income Fund                        $      0   $      0   $      0
Short-Term Government Securities Fund    $      0   $      0   $      0
Short-Term Bond Fund                     $      0   $      0   $      0
Stock Index Fund                         $      0   $      0   $      0
Value Fund                               $174,180   $119,298   $205,658
Small-Company Stock Fund                 $ 30,897   $ 18,174   $ 27,131
International Value Fund                 $      0   $      0   $      0
Nasdaq-100 Index Tracking Stock(SM)
   Fund                                  $  4,615   $ 10,604   $ 11,390

RE Advisers currently provides investment advice to the Homestead Funds as well as certain private advisory accounts. In addition, persons employed by RE Advisers currently provide investment advice to and supervision and monitoring of a qualified defined benefit plan, a qualified defined contribution plan, and a welfare benefit plan provided by NRECA for its employees and employees of its rural electric cooperative members ("NRECA Plans"). Some of the NRECA Plans and other accounts have investment objectives and programs similar to the Homestead Funds. Accordingly, occasions may arise when RE Advisers and the NRECA investment personnel may engage in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of the Homestead Funds, the NRECA Plans, and other accounts.

On those occasions when such simultaneous investment decisions are made, RE Advisers and the NRECA investment personnel will allocate purchase and sale transactions in an equitable manner according to written procedures approved by the Homestead Funds' Board of Directors. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, RE Advisers and the NRECA investment personnel will seek to achieve the same average unit price of securities for each entity and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each entity. Such procedures may, in certain instances, be either advantageous or disadvantageous to the Homestead Funds.

The following lists the Funds' holdings in securities of its regular brokers and dealers at December 31, 2005.

                                              Market
Fund                    Broker Dealer          Value
----                ---------------------   ----------
Daily Income Fund   Morgan Stanley           5,132,723
Value Fund          Citigroup Inc.          11,991,763
Value Fund          JP Morgan Chase & Co.   15,979,194

SSgA FUNDS MANAGEMENT, INC. ("SSgA")

The policy of the State Street Master Funds (the "Trust") regarding purchases and sales of securities for the Equity 500 Index Portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions, which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Portfolio and the State Street from obtaining a high quality of brokerage and research services.

In seeking to determine the reasonableness of brokerage commissions paid in any transaction, SSgA relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In seeking to implement the Trust's policies, SSgA effects transactions with those brokers and dealers who the State Street believes provides the most favorable prices and are capable of providing efficient executions. If SSgA believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolio or SSgA. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical information pertaining to corporate actions affecting stocks, including but not limited to, stocks within the index whose performance the Portfolio seeks to replicate. The fee paid by the Portfolio is not reduced because SSgA and its affiliates receive these services even though SSgA might otherwise have been required to purchase some of these services for cash.

SSgA assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by SSgA are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by SSgA. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

PURCHASE AND REDEMPTION OF FUND SHARES BEING OFFERED

The shares of each Fund are offered to the public for purchase directly through RE Investment, which serves as the principal underwriter and distributor for the Homestead Funds.

As described in the prospectus, redemptions made by phone or online are limited to $50,000 per day from any one account in any one Fund. Additionally, written instructions to redeem amounts of $50,000 or more from any one account in any one Fund must be accompanied by a signature guarantee. These policies are designed to offer shareholders, RE Investment Corporation, and RE Advisers Corporation a level of protection against identity fraud.

Accounts registered to NRECA or any of its subsidiaries, including RE Advisers and RE Investment Corporation, are exempt from these requirements. Transactions made for these accounts do not pose the same degree of risk, since these organizations are known to the Corporation.

The offering and redemption price of the shares of each Fund is based upon that Fund's net asset value per share next determined after a purchase order or redemption request has been received in good order by the Homestead Funds' transfer agent. See "Determination of Net Asset Value" below. Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund or, in the case of the Stock Index Fund of the Equity 500 Index Portfolio (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. Nevertheless, pursuant to Rule 18f-1 under the 1940 Act, each Fund is committed to pay in cash to any shareholder of record, all such shareholder's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Board of Directors of the Homestead Funds and the Trustees of the Equity 500 Index Portfolio deem fair and equitable.

The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (1) for any period during which trading on the New York Stock Exchange ("NYSE") is restricted or such NYSE is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

The Homestead Funds have no arrangement with any person to permit frequent purchases and redemptions of Fund shares.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund is calculated as of the close of trading on the NYSE on every day the NYSE is open. The NYSE is open Monday through Friday except on major holidays as determined by the NYSE. The NYSE's currently scheduled holidays are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share of each Fund's shares is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.

For purposes of calculating the Daily Income Fund's net asset value per share, portfolio securities are valued on the basis of amortized cost, which method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.

For purposes of calculating the net asset value per share of Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Small-Company Stock Fund, International Value Fund, and Nasdaq-100 Index Tracking Stock(SM) Fund, portfolio securities are valued primarily based on market quotations, or if market quotations are not available, by a method that the Board of Directors believes accurately reflects fair value. In accordance with procedures and agreements approved by the Board of Directors, the Homestead Funds will use State Street to perform the above-described valuation functions and RE Advisers continuously monitors State Street's performance of those functions.

For purposes of determining the net asset value per share of Stock Index Fund, the net asset value is calculated based upon the market value of the master portfolio in which it invests all of its assets.

DISTRIBUTION OF SHARES

Pursuant to a Distribution Agreement between the Homestead Funds and RE Investment, a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA, RE Investment serves as the exclusive principal underwriter and distributor of the shares of each Fund in a continuous offering. RE Investment wholly owns RE Advisers and is located at 4301 Wilson Blvd, Arlington, Virginia 22203.

Under the terms of the Distribution Agreement, RE Investment is not obligated to sell any specific number of shares of the Funds. Pursuant to the Distribution Agreement, RE Investment has agreed to bear the costs and expenses incurred by it in performing its obligations thereunder, including the following costs and expenses: (1) the printing and distribution of the Homestead Funds' prospectus, Statement of Additional Information, and periodic reports to potential investors in the Funds; (2) the preparation, printing, and distribution of any advertisement or other sales literature; and, (3) all other expenses which are primarily for the purpose of promoting the sale of each Fund's shares.

As previously discussed in this Statement of Additional Information, NRECA has agreed to provide personnel, property, and services to RE Investment in carrying out its responsibilities and services under its agreement with the Homestead Funds. In turn, RE Investment has agreed to provide, without cost to the Homestead Funds, persons to serve as directors, officers, or employees of the Homestead Funds.

RE Investment will not receive commissions or other compensation for acting as principal underwriter and distributor of the Homestead Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Chief Compliance Officer ("CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The CCO reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. Each Fund will disclose a complete schedule of investments following the second and fourth fiscal quarters in its semi-annual and annual reports which are distributed to Fund shareholders and filed with the SEC on Form N-CSR. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q and online at www.homesteadfunds.com.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator, transfer agent, proxy voting service, legal counsel, auditors, financial printer, and brokers through which the adviser effects trades of portfolio securities on behalf of the Funds, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Funds' policies and procedures provide that the CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party the CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds' shareholders and that any conflicts between the interests of the Funds' shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Funds are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The monthly disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

TAXES

Each Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code. By doing so, the Funds will be exempt from federal taxes to the extent that they meet certain requirements regarding the character of investments in each Fund, investment diversification, and distribution.

In general, to qualify as a RIC, at least 90% of the gross income of each Fund for the taxable year must be derived from dividends, interest, and gains from the sale or other disposition of securities.

Each Fund must declare and distribute dividends equal to at least 98% of its ordinary income for the twelve month period ended December 31 and distribute at least 98% of its capital gains as of the twelve months ended December 31 (or October 31 for the Stock Index Fund, International Value Fund and Nasdaq-100 Index Tracking Stock(SM) Fund), in order to avoid a federal excise tax. Additionally, each Fund must distribute 100% of its ordinary income and capital gains for its taxable year to avoid paying a Federal Income Tax. The taxable year is the 12 month period ending December 31 for Daily Income Fund, Short-Term Bond Fund, Value Fund, Small-Company Stock Fund, & Nasdaq-100 Index Tracking Stock(SM) Fund. The taxable year is the 12 month period ending August 31 for the Stock Index Fund and the International Value Fund. Each Fund intends to make the required distributions, but cannot guarantee that it will do so.

For shareholders with taxable accounts, distributions of income and short-term capital gains are taxable as ordinary income, unless they are designated as qualified dividend income and the shareholder has met the required holding period, in which case such distributions are taxed at long-term capital gain rates. Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period. The required holding period for qualified dividend income is met if the underlying shares are held more than 60 days in the 120-day period beginning 60 days prior to the ex-dividend date. Distributions from gains on assets held by the funds longer than 12 months are taxable as long-term gains regardless of the length of time a shareholder has held the shares.

A corporate shareholder may be entitled to take a deduction for income dividends received by it that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the applicable Fund for more than 45 days during the 90-day period beginning 45 days prior to the ex-dividend date and the Fund retains its shares in the issuer from whom it received the income dividends for such period of time. A distribution of net capital gain reflects a Fund's excess of net long-term gain over its net short-term loss. Each Fund must designate income dividends and distributions of net capital gain and must notify shareholders of these designations within sixty days after the close of the Homestead Funds' taxable year. A corporate shareholder of a Fund cannot use a dividends-received deduction for distributions of net capital gain.

If, in any taxable year, a Fund should not qualify as a RIC under the Code: (1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) that Fund's distributions to the extent made out of that Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the deduction for dividends received by corporations and for qualified dividend income received by individuals.

If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFIC"), that Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of the shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund with respect to deferred taxes arising from the distributions or gains. If a Fund were to purchase shares in a PFIC and (if the PFIC made the necessary information available) elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund, and the amounts would be subject to the 90 percent and calendar year distribution requirements described above. If a Fund holds shares in a PFIC, the Fund may elect to mark to market annually the gains in the PFIC's stock and the losses in such stock to the extent of prior gains.

CAPITAL STOCK AND CORPORATE MATTERS

As a Maryland corporate entity, the Homestead Funds need not hold regular annual shareholder meetings and, in the normal course, do not expect to hold such meetings. The Homestead Funds, however, must hold shareholder meetings for such purposes as, for example: (1) electing the initial Board of Directors; (2) approving certain agreements as required by the 1940 Act; (3) changing fundamental investment objectives, policies, and restrictions of the Funds; and
(4) filling vacancies on the Board of Directors in the event that less than a majority of the directors were elected by shareholders. The Homestead Funds expect that there will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At such time, the directors then in office will call a shareholders meeting for the election of directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Homestead Funds may remove a director from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Homestead Funds. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, directors will continue in office and may appoint successor directors.

PERFORMANCE INFORMATION

DAILY INCOME FUND YIELD CALCULATION

The Daily Income Fund calculates a seven-day "current yield" based on a hypothetical account containing one share at the beginning of the seven-day period. Current yield is calculated for the seven-day period by determining the net change in the hypothetical account's value for the period and dividing the net change in the account value by the value of the account at the beginning of the period in order to obtain the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent. The net change in value of the account reflects the value of additional shares, but does not include realized capital gains or losses and unrealized appreciation or depreciation. Account values reflect all accrued expenses.

The Daily Income Fund may also calculate a compound effective yield for the period by compounding the base period return described above according to the following formula:

             EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(365/7)] - 1

Current and compound yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results.

TOTAL RETURN CALCULATIONS

Each Fund may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual percentage change in value of a static account in the Fund from the beginning of the measurement period to the end of the measurement period. These figures reflect changes in the prices of the shares and assume that any income dividends and any capital gains distributions made by a fund during the period were reinvested in shares of the fund when paid.

Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10- year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

          P(1+T)(n) = ERV

          Where: P   = a hypothetical initial payment of $1,000.
                 T   = average annual total return.
                 n   = number of years.
                 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period.

Each Fund, other than Daily Income Fund, may also provide after tax average annual total return information calculated according to formulas prescribed by the SEC. These returns may be presented after taxes on distributions and after taxes on distributions and redemption. According to these formulas, after tax average annual total return figures represent the average annual percentage change in value of a static account in the Fund from the beginning of the measurement period to the end of the measurement period. These figures reflect changes in the prices of the shares and assume that any income dividends and any capital gains distributions made by a fund during the period, less any taxes a shareholder would pay on those distributions, were reinvested in shares of the fund when paid. Taxes are calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date. The average annual total return after taxes on distributions and redemptions assumes that the shares were sold at the end of the measuring period.

Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

          P(1+T)(n) = ATV(D)

          Where: P      = a hypothetical initial payment of $1,000.
                 T      = average annual total return (after taxes on
                          distributions).
                 n      = number of years.
                 ATV(D) = ending value of a hypothetical $1,000 payment made at the

                          Beginning of the applicable period calculated at the end of the applicable period, after taxes on fund distributions, but not after taxes on redemption.

Average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

          P(1+T)(n) = ATV(DR)

          Where: P       = a hypothetical initial payment of $1,000.
                 T       = average annual total return (after taxes on
                           distributions and redemption).
                 n       = number of years.
                 ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period, after taxes on distributions and redemption.

SHORT-TERM GOVERNMENT SECURITIES FUND AND SHORT-TERM BOND FUND YIELD
CALCULATIONS

In addition to providing total return information, the Short-Term Government Securities Fund and Short-Term Bond Fund may also illustrate performance by providing yield information.

Each Fund's yield is based on a specified 30-day (or one month) period and is computed by dividing the net investment income per share earned during the specified period by the maximum offering price (i.e., net asset value) per share on the last day of the specified period, and annualizing the net results according to the following formula:

          YIELD = 2[(a-b + 1)(6) -1]
                    ---------
                        Cd

          Where: a = dividends and interest earned during the period.
                 b = expenses accrued for the period (net of reimbursements).
                 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
                 d = the maximum offering price per share on the last day of the period.

Yield fluctuations may reflect changes in net income, and portfolio changes resulting from net purchases or net redemptions of the Fund's shares may affect its yield. Accordingly, yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of the Fund's future yield. The yields of the Short-Term Bond Fund and Short-Term Government Securities Fund are not guaranteed, and the principal is not insured.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, whose address is 250 West Pratt Street, Suite 2100, Baltimore, MD 21201-2304, is the independent registered public accounting firm for the Homestead Funds.

The audited financial statements for the fiscal year ended December 31, 2005, and the report of the independent accountants for the year then ended, are included in the Homestead Funds' Annual Report to Shareholders dated December 31, 2005. The annual report is incorporated by reference into this Statement of Additional Information and is available without charge upon request by contacting Homestead Funds at 1-800-258-3030 or on the Funds' website at www.homesteadfunds.com.

The annual report to shareholders dated December 31, 2005 for the State Street Equity 500 Index Portfolio is also incorporated by reference into this Statement of Additional Information and is available without charge upon request by contacting Homestead Funds at 1-800-258-3030.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the offer and sale of the shares described in the prospectus has been provided by Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, N.W., Washington, D.C. 20004, which serves as Special Counsel to the Homestead Funds.

                                   APPENDIX A

    DESCRIPTION OF RATINGS OF CERTAIN MONEY MARKET SECURITIES AND OTHER DEBT
                                   SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS:

Prime-1 (or related institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

1. Leading market positions in well established industries. High rates of return on funds employed.

2. Conservative capitalization structures with moderate reliance on debt and ample asset protection.

3. Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

4. Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 (or related supporting institutions) have a strong capacity for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa--Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds, which are rated Aa, are judged to be a high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds, which are rated A, possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds, which are rated Baa, are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S COMMERCIAL PAPER RATINGS:

A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are medium-grade category bonds, which are regarded as having adequate capacity to pay principal and interest. Although these bonds have adequate asset coverage and normally are protected by satisfactory earnings, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and principal.

DESCRIPTION OF FITCH INVESTOR'S SERVICE, INC.'S COMMERCIAL PAPER RATINGS:

Fitch-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

Fitch-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

DESCRIPTION OF FITCH INVESTOR'S SERVICE, INC.'S CORPORATE BOND RATINGS:

AAA--Bonds of this rating are regarded as strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance, varying with the length of maturity. Such bonds are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high-class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt, by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

AA--Bonds in this group are of safety virtually beyond question, and as a class are readily saleable while many are highly active. Their merits are not greatly unlike those of the "AAA" class, but a bond so rated may be of junior though strong lien--in many cases directly following an AAA bond--or the margin of safety is strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

                                   APPENDIX B

                             RE ADVISERS CORPORATION
                      PROXY VOTING POLICIES AND PROCEDURES
                            EFFECTIVE AUGUST 6, 2003

                           LAST AMENDED MARCH 17, 2005

RE Advisers is responsible for voting proxies with respect to securities held in client accounts, including clients that are pension plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth our policies with respect to proxy voting and our procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). Specifically, Rule 206(4)-6 requires that we:

- adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

- describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request; and

- disclose to clients how they may obtain information from us about how we voted proxies for their securities.

A.   OBJECTIVE

Where RE Advisers is given responsibility for voting proxies, we take reasonable steps under the circumstances to ensure that proxies are voted in the best interest of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts. The financial interest of our clients is the primary consideration in determining how proxies should be voted.

B.   ACCOUNTS FOR WHICH RE ADVISERS HAS PROXY VOTING RESPONSIBILITY

RE Advisers is responsible for voting proxies with respect to securities selected by RE Advisers and held in client accounts. RE Advisers' standard form investment advisory agreement provides that RE Advisers is responsible for proxy voting unless the client has directed RE Advisers to the contrary in writing. As a general rule, RE Advisers does not, however, vote proxies for securities not selected by RE Advisers that are nevertheless held in a client account or where RE Advisers otherwise is not vested with discretionary authority over securities held in a client account.

Although clients may reserve to themselves or assign to another person proxy voting responsibility, certain formalities must be observed in the case of ERISA plans. Where authority to manage ERISA plan assets has been delegated to RE Advisers, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed RE Advisers has expressly reserved to itself or another named fiduciary proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA plan should:

-    be in writing;

- state that RE Advisers is "precluded" from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and

- be consistent with the plan's documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

C.   ARRANGEMENT WITH IRRC

To assist us in carrying out our responsibilities with respect to proxy voting, RE Advisers uses the services of Investor Responsibility Research Center ("IRRC"), which is a proxy research, advisory, voting, recordkeeping, and vote-reporting service. Pursuant to a proxy voting agency service agreement, IRRC keeps RE Advisers apprised of the shareholder meeting dates of securities holdings, makes copies of proxy materials available for our review upon request, and votes proxies in accordance with our guidelines or instructions. IRRC maintains all necessary proxy voting records and, upon request, prepares reports concerning how votes were cast for clients.

When making proxy voting decisions, and except to the extent superseded by client proxy voting policies, RE Advisers generally adheres to its proxy voting guidelines, which set forth RE Advisers' positions on recurring issues. The guidelines are reviewed periodically and updated or revised as necessary. The guidelines are not exhaustive and do not include all potential voting issues. Proposals not covered by the guidelines and contested situations are evaluated on a case-by-case basis, taking into consideration all of the relevant facts and circumstances at the time of the vote. RE Advisers' voting decisions are then communicated to IRRC.

Although we may consider IRRC's recommendations on proxy issues, RE Advisers bears ultimate responsibility for proxy voting decisions. For ERISA plans for which RE Advisers votes proxies, RE Advisers is not relieved of its fiduciary responsibility by following directions of IRRC or the ERISA plans' named fiduciaries or by delegating proxy voting responsibility to another person.

D.   ADHERENCE TO CLIENT PROXY VOTING POLICIES

Although clients do not always have proxy voting policies, if a client has such a policy and instructs RE Advisers to follow it, RE Advisers is required to comply with it except in any instance in which doing so would be imprudent or unlawful. In the case of ERISA plans, RE Advisers, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy.

RE Advisers must to the extent possible comply with each client's proxy voting policy. If such policies conflict, RE Advisers may vote proxies to reflect each policy in proportion to the respective client's interest in any pooled account, for example (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

E.   CONFLICTS OF INTEREST

From time to time, proxy voting proposals may raise conflicts between the interests of RE Advisers' clients and the interests of RE Advisers, its employees, or its affiliates. RE Advisers must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients' best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

- A proponent of a proxy proposal has a business relationship with RE Advisers or its affiliates;

- RE Advisers or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;

- An RE Advisers' employee has a personal interest in the outcome of a particular matter before shareholders; or

- An RE Advisers' employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates.

RE Advisers' President or his designee is responsible for identifying proxy voting proposals that may present a conflict of interest. If RE Advisers receives a proxy relating to an issue that raises a conflict of interest, the President or his designee shall determine whether the conflict is "material" to any specific proposal included within the proxy. The President or his designee will determine whether a proposal is material as follows:

- Routine Proxy Proposals - Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest for RE Advisers, unless the President or his designee has actual knowledge that a routine proposal should be treated differently. For this purpose, "routine" proposals would typically include but not be limited to matters such as uncontested election of directors, meeting formalities, approval of an annual report/financial statements, and compensation matters for management and employees (e.g., stock option plans, stock purchase plans, retirement plans, profit sharing, or other special remuneration plans).

- Non-Routine Proxy Proposals - Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest, unless the President or his designee determines that RE Advisers does not have such a conflict of interest. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, and a change in the articles of incorporation that materially affects the rights of shareholders. IN DETERMINING ON A CASE-BY-CASE BASIS THAT PARTICULAR NON-ROUTINE PROPOSALS DO NOT INVOLVE A MATERIAL CONFLICT OF INTEREST, THE PRESIDENT OR HIS DESIGNEE WILL CONSIDER WHETHER RE ADVISERS MAY HAVE A BUSINESS OR PERSONAL RELATIONSHIP WITH A PARTICIPANT IN A PROXY CONTEST, THE ISSUER ITSELF OR THE ISSUER'S PENSION PLAN, CORPORATE DIRECTORS, OR CANDIDATES FOR DIRECTORSHIPS, AND WILL SURVEY RE ADVISERS' OFFICERS, DIRECTORS, AND PORTFOLIO MANAGERS TO ELICIT WHETHER ANY OF THEM HAVE SUCH A BUSINESS OR PERSONAL RELATIONSHIP. THE PRESIDENT OR HIS DESIGNEE WILL RETAIN WRITTEN DOCUMENTATION OF THE BASIS FOR ANY SUCH DETERMINATION.

For any proposal where the President determines that RE Advisers has a material conflict of interest, RE Advisers may vote a proxy regarding that proposal in any of the following manners:

- Refer Proposal to the Client - RE Advisers may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

- Obtain Client Ratification - If RE Advisers is in a position to disclose the conflict to the client (i.e., such information is not confidential), RE Advisers may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how RE Advisers will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

- Use Predetermined Voting Policy - RE Advisers may vote according to its guidelines or, if applicable, the proxy voting policies mandated by the client, so long as the subject matter of the proposal is specifically addressed in the guidelines or proxy voting policies such that RE Advisers will not be exercising discretion on the specific proposal raising a conflict of interest.

- Use an Independent Third Party - Subject to any client imposed proxy voting policies, RE Advisers may use an independent third party (such as another proxy voting agency service) to recommend how to vote proxies for proposals that involve a conflict or may have the third party vote such proxies.

F.   OPERATIONAL PROCEDURES

RE Advisers' Investments Division is responsible for ensuring that IRRC receives, processes, and votes proxies in accordance with our proxy voting guidelines or instructions. Once a client account is established, the Investments Division will arrange for the client's custodian to forward proxy materials to IRRC. The Investments Division will also make sure the client's custodian provides IRRC with a list of client holdings on a regular basis to enable IRRC to track meeting dates and notify RE Advisers of upcoming meetings. A portfolio manager at RE Advisers will review each proxy before it is voted by IRRC to ensure that proxies are voted in the best interest of our clients. RE Advisers or its designee will periodically perform an audit designed to confirm that proxy materials for client accounts are sent to IRRC and that proxy proposals are voted by IRRC in accordance with RE Advisers' guidelines or instructions.

G.   DISCLOSURE OF PROXY VOTING INTENTIONS

RE Advisers personnel should not discuss with members of the public how RE Advisers intends to vote on any particular proxy proposal without the advance approval of its President. This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA plans or other clients for which RE Advisers votes proxies. Disclosure of RE Advisers' proxy voting intentions - especially when done with the purpose or effect of influencing the management or control of a company - could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership, and short-swing profit liability provisions of the Securities Exchange Act of 1934.

H.   SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

Although RE Advisers has an arrangement with IRRC, voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA plan), RE Advisers may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision as to whether voting a given proxy proposal is prudent.

I.   SECURITIES SUBJECT TO LENDING ARRANGEMENTS

For various legal or administrative reasons, RE Advisers may not be able to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. RE Advisers will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, RE Advisers may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients' custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in RE Advisers' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

J.   CLIENT INFORMATION

RE Advisers' proxy voting policies and procedures, as well as its proxy voting guidelines, are available to clients upon request. To clients for which RE Advisers has proxy voting authority, we will provide a summary of our proxy voting policies and procedures and disclose how those clients may obtain information about how their proxies were voted. If requested, RE Advisers will provide clients with information on our proxy voting decisions and actions for securities in their accounts. In the case of ERISA plans, the named fiduciary that appointed RE Advisers is required to monitor periodically our activities, including our decisions and actions with regard to proxy voting. Accordingly, RE Advisers provides these named fiduciaries on request with reports to enable them to monitor our proxy voting decisions and actions, including our adherence, as applicable, to their proxy voting policies.

K.   RECORDKEEPING

RE Advisers, in conjunction with IRRC, will compile and maintain for five (5) years the proxy voting records required by Rule 204-2(c)(2) under the Advisers Act, which include (1) copies of its proxy voting policies and procedures, (2) a copy of each proxy statement received for client securities (this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database), (3) a record of each vote cast on behalf of a client (this requirement may be satisfied by a third party who has agreed in writing to do so), (4) a copy of any document created by RE Advisers that was material to making the voting decision or that memorializes the basis for the decision, and (5) a copy of each written client request for information on how RE Advisers voted proxies on the client's behalf, as well as a copy of any written response to a written or oral client request for such information.

                                   APPENDIX C

                         MERCATOR ASSET MANAGEMENT, L.P.
                      PROXY VOTING POLICIES AND PROCEDURES

Mercator Asset Management, L.P. (MAM) has adopted the following Proxy Policies and Procedures in accordance with the relevant rules. Proxy votes will be periodically spot checked by the CCO for adherence to these rules.

     MAM PROXY VOTING POLICIES:

     - Proxies are voted in a way that is consistent with the best interests of our clients. MAM accepts the fact that, under ERISA, voting proxies is a fiduciary act of MAM. As a fiduciary it may be appropriate for us to engage in active monitoring and communications with the issuer.

     - MAM votes proxies for all clients that have delegated to MAM full authority and responsibility to cast said votes, except that when voting on proxy proposals involving foreign securities will involve unusual costs, MAM will weigh those costs against the benefits of voting in determining whether to vote on a particular proposal.

     - MAM receives company meeting information and proxy materials from client custodian banks, analyst research or from the issuer directly. If necessary and appropriate, a translation service will be used. MAM also refers to Global Proxy Voting Manual(1) as issued by Institutional Shareholder Services (ISS) and to Global Proxy Analysis, a product of ISS, for informational purposes.

     PROXY VOTING PROCEDURES:

     -    Designated Proxy Officer of MAM is responsible for client proxy votes.

     - MAM will cast votes in accordance with specific client guidelines if applicable, subject to consultation with the client if MAM believes that such vote would not be in the client's best interest. In the absence of applicable client guidelines, MAM will vote in accordance with its judgment as to the client's best interest, except that any vote involving a MAM conflict of interest will be cast in accordance with the specific ISS recommendation if available, or, if not, then in accordance with the ISS Global Proxy Manual.

     -    Full documentation is kept on each vote cast in every client account.

     -    Additionally, the CCO will review and sign-off on the following votes:
          Any vote presented to MAM's investment committee, any vote cast that is inconsistent with the ISS guidelines (whether or not there is a conflict of interest present), any vote cast that is inconsistent with applicable client guidelines, any vote cast against management, and any vote involving a MAM conflict of interest.

     - Proxy Officer responsible for proxies will vote them. Many issues are relatively routine i.e. approval of annual report, auditors, uncontested election of directors, financial reports etc., and require no further assessment. Any issue in the judgment of the Proxy Officer that requires special consideration will be presented to MAM's investment committee for a decision.

     -    Procedures are in place to assure voting is done in a timely manner.

     PROXY VOTING REPORTING:

     Reporting of proxy voting is available to all of our clients upon request.

(1)  See Attachment: ISS Global Proxy Voting Manual

                      ISS INTERNATIONAL CORPORATE GOVERNANCE POLICY 2006 UPDATES

                                                                      (ISS LOGO)
                                              INSTITUTIONAL SHAREHOLDER SERVICES

2099 GAITHER ROAD

SUITE 501
ROCKVILLE, MD - 20850-4045
(301) 556-0500
FAX (301) 556-0486
WWW.ISSPROXY.COM

Copyright (C) 2005 by Institutional Shareholder Services.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to:

Institutional Shareholder Services
Marketing Department
2099 Gaither Road
Rockville, MD 20850

ISS is a trademark used herein under license.

>>> BOARD

CORPORATE GOVERNANCE ISSUE:
ELECTION OF DIRECTORS (EUROPE)

CORPORATE GOVERNANCE ISSUE:
ELECTION OF DIRECTORS (EUROPE)

CURRENT POLICY POSITION:

ISS recommends a vote FOR management nominees in the election of directors, unless:

     -    Adequate disclosure has not been provided in a timely manner*;

     -    There are clear concerns over questionable finances or restatements;

     -    There have been questionable transactions with conflicts of interest;

     - There are any records of abuses against minority shareholder interests; and

     -    The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

* In Europe, the general policy with respect to disclosure is focused on the largest companies with the worst corporate governance practices. However, the policy has also been applied to some small companies that had particularly poor practices compared to other companies of similar size. ISS attempts to engage with these companies, which receive a notification from ISS prior to proxy season explaining ISS' concerns, such as poor quality of disclosure, untimely disclosure, and bundling of director elections, to allow the companies to react and reconsider their practices before season.

NEW POLICY POSITION: In addition to continuing to apply ISS' general policy on director elections, ISS is adding five policies for certain European markets:

(a) DIRECTORS' TERM OF OFFICE

ISS has a strong preference that all directors stand for regular re-election to maximize their accountability to shareholders. The ability to elect directors is the single most important use of the shareholder franchise.

For the markets of Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, ISS will recommend AGAINST the election or reelection of any directors when their term is not disclosed or when it exceeds four years and adequate explanation for noncompliance has not been provided. In these 11 markets, maximum four-year board terms are either recommended best practice or required by legislation. ISS prefers that companies shorten the terms for existing directors that exceed this best practice. The policy will be applied to all core and non-core companies in these markets, for bundled as well as unbundled items.

(b) EXECUTIVES ON AUDIT AND REMUNERATION COMMITTEES

ISS prefers that all key board committees consist only of independent outsiders. ISS believes that executives, particularly on such key board committees as the audit and compensation committees, threaten to undermine the purpose of these committees in providing objective oversight and preventing conflicts of interest.

For the markets of Finland, France, Ireland, the Netherlands, and Sweden, ISS will recommend AGAINST the election or re-election of any executives (as defined by ISS' director categorization guidelines), including the CEO, who serve on the audit and/or remuneration committees. ISS will also recommend AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, ISS will consider that entire board fulfills the role of a committee. In such case, ISS will recommend AGAINST the executives, including the CEO, up for election to the board.

In these five markets, it is either recommended best practice and/or market practice to exclude executives from these two key committees. The policy will be applied to all core and non-core companies in these markets, for bundled as well as unbundled items.

 Carve-out: FOR SWEDEN, THE POLICY WILL BE APPLIED ONLY TO THOSE COMPANIES THAT ARE SUBJECT TO THE SWEDISH CODE, WHICH RECOMMENDS THAT NO EXECUTIVES SERVE ON
                             THESE TWO COMMITTEES.

(c) BUNDLING OF PROPOSAL TO ELECT DIRECTORS

ISS disapproves in principle of bundling together proposals that could be presented as separate voting items because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. ISS considers director elections to be one of the most important voting decisions that shareholders make. Therefore, directors should be elected individually.

For the markets of France and Germany, ISS will recommend AGAINST the election or re-election of any directors if the company proposes a single slate of directors. In France, unbundled director elections are market practice and in Germany it is recommended best practice starting Jan. 1, 2006. The policy will be applied to all core and non-core companies in these markets.

(d) MAJORITY-INDEPENDENT BOARD (i.e., greater than 50 percent)

For the markets of France, Switzerland, and the Netherlands, ISS will recommend AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50 percent independent (as defined by ISS' director categorization guidelines). If a nominee cannot be categorized, ISS will assume that person is non-independent and include that nominee in the calculation. The policy will apply to core companies in these three markets. For the markets of Finland, Sweden, Belgium, Ireland, and Luxembourg, ISS will apply the same policy to recommend AGAINST non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.

CARVE-OUTS: For the larger German companies where 50 percent of the board must consist of labor representatives by law, ISS will require that one-third of the total board be independent. For all markets, if a company is family-controlled or has a majority shareholder, ISS will apply an independence rule that is proportionate to the economic interest of the controlling family or majority shareholder. NOTE: Controlled-company is defined based on economic interest and not voting power.

ISS will communicate to the markets in question well ahead of proxy season that no alerts will be sent even if the company provides further background information on the nominees after the ISS analysis is sent out.

For the European core companies not covered by this policy, language will be included in ISS' analyses indicating the preference for a majority-independent board.

(e) DISCLOSURE OF NAMES OF NOMINEES

For eleven markets: Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, ISS will recommend AGAINST the election or reelection of any directors when the names of the nominees are not available at the time the ISS analysis is being written. This policy will be applied to all core and non-core companies in these markets, for bundled as well as unbundled items.

For all European companies that are part of the MSCI EAFE index (Austria, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Greece, and Sweden), ISS will recommend AGAINST the election of directors if the names of all nominees have not been disclosed at the time when the ISS analysis is being written. If the elections are bundled, ISS will recommend AGAINST the entire resolution. These companies are among the world's largest and should be held to higher standards. In addition, ISS may recommend AGAINST directors at companies outside the MSCI EAFE index if the names of all nominees have not been disclosed and there are other concerns or egregious practices (such as in the case where a target policy has already been pursued).

CORPORATE GOVERNANCE ISSUE:
KEY COMMITTEE MEMBERSHIP AND CHAIRMAN/CEO (IRELAND)

CORPORATE GOVERNANCE ISSUE:
KEY COMMITTEE MEMBERSHIP AND CHAIRMAN/CEO (IRELAND)

CURRENT POLICY POSITION: ISS currently recommends AGAINST inside directors serving on the audit and/or remuneration committees. ISS has no current policy on the combined Chairman and CEO roles for Irish companies.

NEW POLICY POSITION: In accordance with the best practice recommendations of the Combined Code, ISS will recommend AGAINST any non-independent directors serving on the audit and/or remuneration committees, as well as the board chairman, if he or she serves on either of these committees. ISS will recommend a vote AGAINST the appointment of the Chairman/CEO if the two positions are combined.

RATIONALE FOR UPDATE: The U.K. Combined Code of Corporate Governance is annexed to the Listing Rules of the Irish Stock Exchange. A company listed on the ISE is required to state in its annual report how it has applied these principles and whether it has complied with the Best Practice provisions, giving reasons for non-compliance. The Combined Code is considered corporate governance best practice in the Irish market, and ISS expects companies to follow best practice.

CORPORATE GOVERNANCE ISSUE:
INDEPENDENCE DEFINITION & DIRECTOR CLASSIFICATION

CORPORATE GOVERNANCE ISSUE:
INDEPENDENCE DEFINITION & DIRECTOR CLASSIFICATION

CURRENT POLICY POSITION: ISS is further refining its terms for classification and definitions of independence to provide clarifications in the following areas:

     - Application of terms and definitions of "Executive Director" and "Non-Executive Director";

     - Definition of relative to mean only "immediate family member": spouses, parents, children, siblings, in-laws, and anyone sharing the director's home;

     -    Length of board service affecting independence; and

     -    Related-party transactions.

           ISS Classification of Directors - International Policy 2006

EXECUTIVE DIRECTOR

     -    Employee or executive of the company

     - Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company

Non-Independent Non-Executive Director (NED)

     -    Any director who is attested by the board to be a non-independent NED

     - Any director specifically designated as a representative of a significant shareholder of the company

     - Any director who is also an employee or executive of a significant shareholder of the company

     - Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially owns less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances)

     -    Government representative

     - Receives (or a relative(1) receives) any fees for providing consulting/ professional services to the company or its affiliates or to its officers

     - Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test(2))

     - Any director who has conflicting or cross-directorships with executive directors or the chairman of the company

     -    Relative(1) of current employee of the company or its affiliates

     -    Relative(1) of former executive of the company or its affiliates

     - A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder)

     - Founder/co-founder/member of founding family but not currently an employee

     -    Former executive (5 year cooling off period)

     - Years of service will NOT be determining factor unless it is recommended best practice in a market

     --  9 years (from the date of election) in the United Kingdom and Ireland

     --  12 years in European markets

Independent NED

     - No material(3) connection, either directly or indirectly, to the company other than a board seat

Employee Representative

     - Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED)

FOOTNOTES:

(1) "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.

(2) If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

(3) For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

CORPORATE GOVERNANCE ISSUE:

CORPORATE GOVERNANCE ISSUE:
BOARD ATTENDANCE (SOUTH AFRICA, SOUTH KOREA)

BOARD ATTENDANCE (SOUTH AFRICA, SOUTH KOREA)

CURRENT POLICY POSITION: The purpose of board membership is to represent outside shareholder interests and to monitor the activities of management. Directors cannot satisfy their fiduciary responsibility to shareholders if they do not attend meetings. ISS watches each director's attendance at board meetings and may recommend that shareholders oppose director nominees for poor attendance. It is expected that board members attend at least 75 percent of board meetings unless a reasonable explanation is documented. (Attendance via videoconference or teleconference count as attendance.)

NEW POLICY POSITION: ISS will recommend a vote AGAINST board member nominees who have attended less than 75 percent of board meetings without a valid reason for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

This policy will apply only to outside directors at core companies in Korea.

Rationale for Update: ALMOST ALL COMPANIES IN SOUTH AFRICA PROVIDE ATTENDANCE RECORDS FOR BOARD MEMBERS IN THE ANNUAL REPORT, WHILE THE KOREAN COMMERCIAL LAW REQUIRES COMPANIES IN KOREA TO DISCLOSE ATTENDANCE RECORDS OF BOARD MEETINGS BY OUTSIDE DIRECTORS. SINCE ATTENDANCE RECORD DISCLOSURE IS SO BROAD BASED IN THESE MARKETS THAT ISS CAN IMPLEMENT A VOTE RECOMMENDATION BASED ON ATTENDANCE DISCLOSURE.

CORPORATE GOVERNANCE ISSUE:

CORPORATE GOVERNANCE ISSUE:
AUDIT COMMITTEE (SOUTH KOREA)

AUDIT COMMITTEE (SOUTH KOREA)

CURRENT POLICY POSITION: There has been no written policy on audit committee composition for South Korea. However, ISS advocates that only independent/outside directors should be nominated to audit committees.

NEW POLICY POSITION: ISS will recommend a vote AGAINST any nominee who is a non-independent/inside director serving on the audit committee.

RATIONALE FOR UPDATE: In practice, ISS has made recommendations to vote against non-independent directors servicing on audit committees and is now codifying this policy.

CORPORATE GOVERNANCE ISSUE:
ELECTION OF DIRECTORS (TAX HAVENS)

CORPORATE GOVERNANCE ISSUE:
ELECTION OF DIRECTORS (TAX HAVENS)

CURRENT POLICY POSITION: The vast majority of Tax Havens issuers are evaluated under the U.S. Research policy; the "ISS Tax Havens Policy" is only applied to about 10 percent of our core coverage. This policy was designed to be more flexible in evaluating the boards of Tax-Haven incorporated companies that trade in the U.S.; or are majority owned by Non- US residents; or trade principally in a foreign market; or adhere to a combination of U.S. and non-US corporate governance. These companies are allowed various exemptions to the listing and disclosure standards.

The current Tax Havens policy is to recommend AGAINST insiders on the audit and compensation committees, and AGAINST insiders and affiliated outsiders on boards that lack a compensation committee.

NEW POLICY POSITION: An increasing number of companies are using the Tax Havens to access the US as their exclusive trading market, and the listing standards for Foreign Private Issuers have become stricter as of July 2005. The main market indexes are increasingly considering these tax haven companies as U.S. entities. Therefore, ISS will:

     1. Recommend votes AGAINST affiliated outside directors on the audit, compensation and nominating committees. In the cases where companies lack a nominating committee, ISS would recommend AGAINST inside and affiliated outside director nominees for failure to establish a nominating committee.

     2. Recommend votes AGAINST inside directors and affiliated outside directors for Foreign Private Issuers that trade exclusively in the U.S. but fail to establish a majority independent board. This policy is directed at companies that are grouped within the U.S. market index, adhere principally to U.S. corporate governance standards, but owing solely to their foreign ownership, they file with the SEC as Foreign Private Issuers.

RATIONALE FOR UPDATE: Due to U.S. institutional investor's strong appetite for new Chinese equity, there have been a number of Chinese IPOs making the transition from private entity to U.S.-listed company without passing through the intermediate stage of establishing a listing on their home market.

ISS views the listing standards as a minimum requirement, and believes majority independent boards and exclusively independent compensation committees are minimum corporate governance standards. The new ISS Tax Havens policy encourages outlying companies towards better governance structures.

CORPORATE GOVERNANCE ISSUE:
DIRECTOR AND/OR INTERNAL AUDITORS' INDEMNIFICATION/LIABILITY PROVISIONS (ITALY)

CORPORATE GOVERNANCE ISSUE:
DIRECTOR AND/OR INTERNAL AUDITORS' INDEMNIFICATION/LIABILITY PROVISIONS (ITALY)

Current Policy Position: ISS'S GENERAL POLICY FOR PROPOSALS IN ITALY SEEKING INDEMNIFICATION AND LIABILITY PROTECTION FOR DIRECTORS AND OFFICERS IS TO RECOMMEND ON A CASE-BY-CASE BASIS AND TO RECOMMEND AGAINST PROPOSALS TO INDEMNIFY EXTERNAL AUDITORS. UNDER THIS COVERAGE, COMPANIES TYPICALLY GUARANTEE TO UNDERTAKE THE PAYMENT OF FINES AND/OR DAMAGES ASSOCIATED WITH AN EMPLOYEE'S PARTICULAR ACTION. IT SHOULD BE NOTED, HOWEVER, THAT COMPANIES ONLY ASSUME THIS RESPONSIBILITY IF IT CAN BE DETERMINED THAT THE ACCUSED ACTED IN GOOD FAITH.

NEW POLICY POSITION: ISS will continue the current policy in Italy and will recommend FOR the indemnification of internal auditors as they are considered part of the company's governance bodies. However, ISS will recommend AGAINST this type of resolution whenever the costs associated with the approval of the resolution are NOT disclosed (or made available in a timely manner) to shareholders.

RATIONALE FOR UPDATE: According to Italian regulations, internal auditors hold responsibilities with respect to the supervision of management practices adopted and also help ensure compliance with Italian legislation and perform a control of the accounts every three months. ISS is codifying the policy that has been applied to date specifically for Italy.

>>>ANTI-TAKEOVER

CORPORATE GOVERNANCE ISSUE:
POISON PILLS (JAPAN)

CORPORATE GOVERNANCE ISSUE:
POISON PILLS (JAPAN)

CURRENT POLICY POSITION: ISS does not have a formal policy on poison pills for the Japanese market as poison pills appeared on Japanese agendas for the first time in 2005 (fewer than 10 proposals). Until the first proposals appeared in June, it was unclear what form the resolutions would take but ISS has been reviewing the pills on a case-by-case basis and has recommended against all but one proposal.

ISS opposes most forms of anti-takeover mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. However, in the U.S., in cases where shareholders have the opportunity to vote on a poison pill, ISS has supported the pill if it meets certain criteria including a sunset provision, qualified offer clause, lack of "dead-hand" features etc. The Japanese proposals we have seen so far have generally met these criteria.

     Japanese companies are also permitted to implement poison pills by means of a board resolution without seeking shareholder approval. Several companies have already done so; ISS has examined the details on a case-by-case basis, and recommended against the reelection of a company president over the decision to implement the pill.

NEW POLICY POSITION: Vote recommendations regarding management proposals to approve poison pills should be determined on a CASE-by-CASE basis. In general, ISS recommends a vote FOR a poison pill resolution only if:

     - the decision whether or not to trigger the pill is made after an evaluation of the takeover offer by a committee whose members are all independent of management;

     - the pill will not be triggered unless the would-be acquirer has purchased a stake of at least 20 percent of issued share capital;

     - the effective duration of the poison pill (duration of the warrant issuance authority) is for a maximum of three years;

     - the board includes at least 20% (but no fewer than two) independent directors, and the directors are subject to annual election by shareholders;

     - the company has disclosed under what circumstances it expects to make use of the authorization to issue warrants, and has disclosed what steps it is taking to address the vulnerability to a takeover by enhancing shareholder value;

     -    there are no other protective or entrenchment tools; and

     - the company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them.

ISS recommends a vote AGAINST in all other situations, including where the information disclosed is insufficient to evaluate the request.

     Where a company has implemented a takeover defense without shareholder approval, and that defense goes beyond a demand for additional information from the bidder and allows the board to block the bid without input from shareholders, ISS recommends a vote AGAINST the reelection of the CEO and/or the chairman. Where neither of the representative directors (CEO and chairman) is up for re-election, ISS recommends a vote AGAINST the payment of director bonuses that are generally included in the income allocation proposal. Where the company goes as far as to issue warrants to a designated shareholder to block a potential bid, without shareholder input, ISS recommends a vote AGAINST the reelection of all directors.

RATIONALE FOR UPDATE: This policy is codifying the practice adopted in regards to the appearance of poison pills in Japan in 2005, and the expected increase in the number of such proposals in the future. ISS expects further poison pill proposals to be scrutinized intensely by the market and investors, particularly as larger companies introduce such measures.

CORPORATE GOVERNANCE ISSUE:
PROTECTIVE PREFERENCE SHARES (NETHERLANDS)

CORPORATE GOVERNANCE ISSUE:
PROTECTIVE PREFERENCE SHARES (NETHERLANDS)

CURRENT POLICY POSITION: ISS does not currently have a formal policy on preference shares issued by Dutch companies designed for potential issuance to a company-friendly foundation, which are the most common anti-takeover instrument in the Netherlands. (In a hostile takeover bid, the management board could use the authority to issue preference shares to a friendly foundation in order to obtain a voting majority. When preference shares may be issued for this purpose, rather than for financing, shareholders are asked to authorize the board to issue already authorized anti-takeover preference shares to a company-friendly foundation in the case of a hostile takeover.)

However, in general, ISS opposes most forms of anti-takeover mechanisms.

NEW POLICY POSITION: Vote recommendations regarding management proposals to approve protective preference shares should be determined on a CASE-by-CASE basis. In general, ISS will recommend voting FOR protective preference shares only if:

     - the supervisory board needs to approve an issuance of shares whilst the supervisory board is independent within the meaning of ISS' categorization rules and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

     - no call / put option agreement exists between the company and a foundation for the issuance of protective preference shares;

     - there is a qualifying offer clause or there are annual management and supervisory board elections;

     -    the issuance authority is for a maximum of 18 months;

     -    the board of the company friendly foundation is independent;

     - the company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares;

     - there are no priority shares or other egregious protective or entrenchment tools;

     - the company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them; and

     - Art 2:359c Civil Code of the legislative proposal has been implemented (see reference below).

ISS will recommend a vote AGAINST in all other situations, including where the information disclosed is insufficient to evaluate the request.

RATIONALE FOR UPDATE: This policy update aligns ISS's approach to poison pills in the Dutch market with the approach taken in other markets. Furthermore, when the EU Directive on takeover bids (Art. 2:359c Civil Code) is adopted, it will provide that a party that has made a public offer and that has acquired at least 75 percent of the issued capital will be able to dismiss and nominate the board of the target (i.e. the management board and supervisory board) after six months of the public offer. Special shareholder rights of priority shareholders will be ignored at the EGM during which the board dismissal / election will be decided on. Effectively, protective preference shares can only be used to give the target a window of six months to negotiate a better deal or to find a white knight, provided the bidder has 75 percent of the (actual) outstanding capital.

CORPORATE GOVERNANCE ISSUE:

CORPORATE GOVERNANCE ISSUE:
ANTI-TAKEOVER SHARE ISSUANCE (NORWAY)

ANTI-TAKEOVER SHARE ISSUANCE (NORWAY)

  Current Policy Position: ISS DOES NOT HAVE A CURRENT FORMAL POLICY ON SHARE ISSUANCES WITHOUT PREEMPTIVE RIGHT AT NORWEGIAN COMPANIES WHERE SHARES MAY BE USED TO THWART A TAKE-OVER IF THE POWER OF ATTORNEY SPECIFICALLY PROVIDES FOR
                                 THIS. HOWEVER,

- ISS' general policy is to recommend FOR issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital.

     - ISS RECOMMENDS AGAINST ALL FORMS OF ANTI-TAKEOVER MECHANISMS, AS THEY LIMIT SHAREHOLDER VALUE BY ELIMINATING THE TAKEOVER OR CONTROL PREMIUM FOR THE COMPANY.

New Policy Position: ISS WILL RECOMMEND A VOTE AGAINST PROPOSALS TO ISSUE SHARES WITHOUT PREEMPTIVE RIGHTS IF THE AUTHORIZATION MAY BE USED TO THWART A TAKEOVER.
    IF THE DISCLOSURE IS SO POOR THAT WE ARE UNABLE TO DETERMINE WHETHER THE AUTHORIZATION WOULD ALLOW FOR THE ISSUANCE OF SHARES FOR SUCH A PURPOSE, WE WILL ALSO RECOMMEND A VOTE AGAINST. IN ALL OTHER CASES, WHEN DILUTION FROM A GENERAL SHARE ISSUANCE REQUEST WITHOUT PREEMPTIVE RIGHTS DOES NOT EXCEED 20 PERCENT, WE
                           WILL RECOMMEND A VOTE FOR.

     RATIONALE FOR UPDATE: ISS is codifying the policy that has been applied to date.

>>> COMPENSATION

CORPORATE GOVERNANCE ISSUE:
REMUNERATION REPORT (SWEDEN)

CORPORATE GOVERNANCE ISSUE:

REMUNERATION REPORT (SWEDEN)

Current Policy Position: ISS DOES NOT CURRENTLY HAVE A WRITTEN POLICY ON THE
                         APPROVAL OF THE REMUNERATION REPORT AT SWEDISH
                         COMPANIES.

NEW POLICY POSITION: In general, ISS will recommend voting AGAINST a company's remuneration policy under any of the following circumstances:

     - The potential dilution from equity-based compensation plans exceeds ISS guidelines;

     - Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods;

     - The remuneration report was not made available to shareholders in a timely manner; or

     - Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.

For companies that do not have the item on the agenda, ISS will include in the analysis a cautionary note emphasizing that ISS believes that this is a critical issue and that we will monitor the company in the future and may consider recommending AGAINST a related proposal if the company does not put the item for shareholder approval.

     RATIONALE FOR UPDATE: ISS is codifying the policy that has been applied to date.

CORPORATE GOVERNANCE ISSUE:
STOCK OPTIONS (FINLAND)

CORPORATE GOVERNANCE ISSUE:

STOCK OPTIONS (FINLAND)

CURRENT POLICY POSITION: ISS does not have a current policy on proposals to reduce strike price by corresponding amount of future dividends. ISS' practice has been to recommend a vote FOR stock option plans irrespective of whether they contained a provision allowing a reduction in the strike price, as long as all other features of the plan complied with our guidelines. In the past, the level of disclosure was not consistent among companies, and it was unclear whether the lack of a provision to reduce the strike price signified that no such provision was included among the terms.

NEW POLICY POSITION: ISS will recommend AGAINST new stock option plans if they contain the provision in question or amendments to introduce the provision in question into already existing stock option plans if regular dividends are also covered. ISS will make an exception if a company proposes to reduce the strike price by the amount of future special dividends only. ISS will recommend a vote FOR proposals or plan provisions that provide for proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend. Such adjustments would preserve the economic and incentive value of the outstanding awards.

RATIONALE FOR UPDATE: Factors that were considered in formulating the new policy included the following:

     - The lowering of the strike price increases the probability that the options will be exercisable and increases the potential cost to shareholders.

     - The lowering of the strike price by the dividends seems to be a way of protection against the decline in value of a share due to a dividend payment. However, in the long run, a dividend payment does not tend to adversely affect the share price.

     - If there is a given limit in the amount of the reduction - would the strike price be reduced (a) by the amount of all future dividends paid prior to vesting, (b) down to the par value of the shares, or (c) by a specified euro amount.

     -    Further shareholder approval is not required for the actual reduction.

     - In most markets, outstanding options granted by companies do not normally accrue dividends.

CORPORATE GOVERNANCE ISSUE:
REMUNERATION SCHEME DISCLOSURE (GERMANY)

CORPORATE GOVERNANCE ISSUE:
REMUNERATION SCHEME DISCLOSURE (GERMANY)

CURRENT POLICY POSITIONS: ISS does not have a formal policy on Authorizing the Management Board not to Disclose Remuneration Schemes for Five Years in Germany, but ISS has opposed the proposal in practice. ISS' general policy is to recommend that companies disclose director remuneration figures.

NEW POLICY POSITION: Since a proposal to authorize the management board not to disclose remuneration schemes for five years would go against ISS general policy and against the German Kodex recommendation to disclose management remuneration, ISS will recommend that shareholders vote AGAINST these resolutions.

RATIONALE FOR UPDATE: ISS is codifying the policy that has been applied to date.

>>> GENERAL

CORPORATE GOVERNANCE ISSUE:

CORPORATE GOVERNANCE ISSUE:
RELATED-PARTY TRANSACTIONS (FRANCE)

RELATED-PARTY TRANSACTIONS (FRANCE)

CURRENT POLICY POSITION: Currently, there is no formal policy on proposals to approve the special auditors' report regarding regulated agreements which French companies are required to submit for shareholder approval.

NEW POLICY POSITION: ISS will recommend on a CASE-BY-CASE basis:

- If the report on the agreements is available 21 days before, analysis will be provided in accordance with that below.

-    If the report is not available 21 days before, vote against

- If the report is not available 21 days before but the resolution states that there are none, vote for.

- If the auditors' report contains an agreement between a non-executive director and the company for the provision of consulting services (including all professional services), vote against as such arrangements may compromise the director's independence.

     Parameters to vote on regulated agreements:

     -    individuals concerned by the agreement

     -    detailed content of the agreement

     -    convened remuneration / financial counterpart

Potential contentious issues:

Issue                                                          Acceptable threshold
-----                                                          --------------------
Executive remuneration for consulting        Above EUR 100,000, the company must explain why the
                                             agreement was in shareholders' interest

Executive severance payment                  Up to an amount that corresponds to twice the whole
                                             annual current remuneration of the executive director

General agreement of remuneration from the   The company must sufficiently justify a material amount
company to the mother company

     RATIONALE FOR UPDATE: Regulated agreements are a voting item at all annual general meetings during which the financial statements have to be approved. ISS is codifying the policy that has been applied to date.

CORPORATE GOVERNANCE ISSUE:

MEASURES TO ADDRESS DECLINE IN A COMPANY'S NET ASSET VALUE RELATIVE TO ITS CAPITAL (ITALY)

CORPORATE GOVERNANCE ISSUE:

          MEASURES TO ADDRESS DECLINE IN A COMPANY'S NET ASSET VALUE RELATIVE TO ITS CAPITAL (ITALY)

   Current Policy Position: ISS DOES NOT CURRENTLY HAVE A WRITTEN POLICY FOR RESOLUTIONS REGARDING ITALIAN ISSUERS' PROPOSALS TO ADOPT MEASURES IN CONNECTION
   WITH THE DECLINE IN THE COMPANY'S NET ASSET VALUE RELATIVE TO ITS CAPITAL.

   ISS' CURRENT PRACTICE IS TO APPLY A CASE-BY-CASE APPROACH PROPOSING A VOTE RECOMMENDATION AGAINST IN ALL CASES IN WHICH IT IS IMPOSSIBLE TO DETERMINE WHICH
  SOLUTIONS WILL BE PROPOSED TO SHAREHOLDERS AND A RECOMMENDATION FOR WHEN THE
              SOLUTION PROPOSED IS CLEARLY PRESENTED BY THE BOARD.

The choices presented to shareholders by the board are one (or a combination) of the following:

     -    Restoring the company's capital,

     -    Transforming the company into a different entity, or

     -    Liquidating the company.

NEW POLICY POSITION: ISS will take a case-by-case approach on this proposal, recommending a vote against when the information is insufficient to allow ISS to determine which solution will be proposed, and a recommendation for when the solution proposed is clearly presented by the board and is logical.

     RATIONALE FOR UPDATE: ISS is codifying the policy that has been applied to date.

                                   APPENDIX D

                            State Street Master Funds
                   State Street Institutional Investment Trust

                       Proxy Voting Policy and Procedures

The Board of Trustees of State Street Master Funds and State Street Institutional Investment Trust (the "Trusts") has determined that it is in the best interests of the Trusts and their respective series (each, a "Fund" and collectively, the "Funds") for the Trusts to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.

I. POLICY

It is the policy of the Trusts to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to SSgA Funds Management, Inc. (the "Adviser") as a part of the Adviser's general management of the Funds' portfolios, subject to the Board's continuing oversight. The Board of Trustees of the Trusts (the "Board") hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds.

                               II. Fiduciary Duty

     The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III. PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

     A. Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures.

     B. Voting Record Reporting. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Trusts at least annually. Such voting record information shall be in a form acceptable to the Trusts and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Trusts and the Adviser may agree to from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest(1), the Adviser shall submit a separate report indicating

----------
(1) As it is used in this document, the term "conflict of interest" refers to a situation in which the principal underwriter, Adviser or affiliated persons of the principal underwriter or Adviser have an interest in a matter presented by a proxy other than the obligation it incurs as a service provider to the Funds which could potentially compromise the principal underwriter's or Adviser's independence of judgment and action with respect to the voting of the proxy.

     the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

     C. RECORD RETENTION. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940, as amended and the rules promulgated thereunder.

     D. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund's principal underwriter or Adviser and the applicable Fund's shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of the Trusts that a conflict of interest cannot be resolved under the Adviser's Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Trusts of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV. REVOCATION

     The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

     V. ANNUAL FILING

     The Trusts shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.(2)

     VI. DISCLOSURES

     A. The Trusts shall include in its registration statement:

          1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

          2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the "SEC") website.

     B. The Trusts shall include in its annual and semi-annual reports to shareholders:

          1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trusts to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trusts' toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and

          2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.

----------
(2) The Trusts must file their first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

     VII. Review of Policy.

The Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

APPENDIX E

STATE STREET GLOBAL ADVISORS

                                                                     (SSGA LOGO)
PROXY VOTING POLICY                                       Funds Management, Inc.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

     PROCESS

     The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

     In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

     All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issuer) number of other boards.

     -    Approval of auditors

     -    Directors' and auditors' compensation

     -    Directors' liability and indemnification

     -    Discharge of board members and auditors

     -    Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -    Authorization of share repurchase programs

     -    General updating of or corrective amendments to charter

     -    Change in Corporation Name

     -    Elimination of cumulative voting

II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -    Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -    Stock option plans which are incentive based and not excessive

     -    Other stock-based plans which are appropriately structured

     -    Reductions in super-majority vote requirements

     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -    Elimination of Shareholders' Right to Call Special Meetings

     -    Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -    Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

     - Against offers when there are prospects for an enhanced bid or other bidders

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -    Mandates that shareholder-rights plans be put to a vote or repealed

     -    Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -    Repeals of various anti-takeover related provisions

     -    Reduction or elimination of super-majority vote requirements

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -    Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.

     - Proposal asking companies to adopt full tenure holding periods for their executives.

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS.

a.(1). Articles of Incorporation (1)

(2). Articles Supplementary to the Articles of Incorporation effective November 18, 1997 (2)

(3). Articles Supplementary to the Articles of Incorporation effective May 27, 1999 (3)

(4). Articles Supplementary to the Articles of Incorporation effective October 5, 2000 (1)

(5). Certificate of Correction effective July 12, 2002 to the Articles Supplementary effective October 5, 2002 (4)

(6). Certificate of Correction effective September 24, 2002 to the Certificate of Correction effective July 12, 2002 (4)

(7). Articles of Amendment effective December 31, 2002 (5)

b. By-Laws (1)

c.(1). Specimen Certificate of Stock of the Daily Income Fund (1)

(2). Specimen Certificate of Stock of the Value Fund (1)

(3). Specimen Certificate of Stock of the Short-Term Bond Fund (1)

(4). Specimen Certificate of Stock of the Short-Term Government Securities Fund
(1)

(5). Specimen Certificate of Stock of the Small-Company Stock Fund (2)

d.(1). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Daily Income Fund, and RE Advisers Corporation (6)

(2). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Value Fund, and RE Advisers Corporation (6)

(3). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Bond Fund, and RE Advisers Corporation (6)

(4). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Government Securities Fund, and RE Advisers Corporation
(6)

(5). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Small-Company Stock Fund, and RE Advisers Corporation (6)

(6). Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Nasdaq-100 Index Tracking Stock(SM) Fund, and RE Advisers Corporation (6)

e. Distribution Agreement between Homestead Funds, Inc. and RE Investment Corporation (filed herewith)

f. Not applicable.

g.(1). Custodian Agreement by and between Homestead Funds, Inc. and State Street Bank and Trust Company (7)

(2). First Amendment to Custodian Agreement, dated July 1, 2002 (4)

(3). Fee Schedule Addendum to the Custodian Agreement, dated September 1, 2004
(6)

h.(1). Transfer Agency Agreement by and between Homestead Funds, Inc. and NFDS, Inc. (7)

(2). Amendment to Transfer Agency Agreement dated January 1, 2003 (5)

(3). Fee Schedule to Transfer Agency Agreement (Effective date January 1, 2004 through January 31, 2007) (5)

(4). Joint Services Agreement among National Rural Electric Cooperative Association, RE Investment Corporation, and RE Advisers Corporation (1)

(5). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Daily Income Fund, and RE Advisers Corporation (6)

(6). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Value Fund, and RE Advisers Corporation (6)

(7). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Bond Fund, and RE Advisers Corporation (6)

(8). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Government Securities Fund, and RE Advisers Corporation
(6)

(9). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Small-Company Stock Fund, and RE Advisers Corporation (6)

(10). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Stock Index Fund, and RE Advisers Corporation (6)

(11). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the Nasdaq-100 Index Tracking Stock(SM) Fund, and RE Advisers Corporation (6)

(12). Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of the International Stock Index Fund, and RE Advisers Corporation (6)

(13). Administrative Service Agreement by and between Homestead Funds, Inc., on behalf of the Stock Index Fund, and RE Advisers Corporation (6)

(14). Administrative Service Agreement by and between Homestead Funds, Inc., on behalf of the International Stock Index Fund, and RE Advisers Corporation (6)

(15). Master Feeder Participation Agreement between Homestead Funds, Inc., on behalf of Stock Index Fund, and State Street Master Funds (8)

(16). Master Feeder Participation Agreement between Homestead Funds, Inc., on behalf of International Stock Index Fund, and State Street Master Funds (1)

i. Opinion and Consent of Counsel (to be filed by amendment)

j.(1). Consent of PricewaterhouseCoopers LLP (to be filed by amendment)

(2). Consent of Morgan, Lewis & Bockius LLP (to be filed by amendment)

k. Not applicable.

l.(1). Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Daily Income Fund and Value Fund (to be filed by amendment)

(2). Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Bond Fund (1)

(3). Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Government Securities Fund (1)

(4). Stock Subscription Agreement by and between RE Advisers Corporation and Homestead Funds, Inc. on behalf of the Small-Company Stock Fund (2)

(5). Stock Subscription Agreement by and between RE Advisers Corporation and Homestead Funds, Inc. on behalf of the Nasdaq-100 Index Tracking Stock(SM) Fund (to be filed by amendment)

m. Not applicable.

n. Not applicable.

o. Not applicable.

p.(1). Code of Ethics for Homestead Funds Inc. (to be filed by amendment)

(2). Code of Ethics for State Street Master Funds (6)

(3). Code of Ethics for State Street Global Advisors (6)

q.(1). Powers of Attorney for James F. Perna, Francis Lucier, Anthony C. Williams, Peter R. Morris, Anthony Marinello, and Sheri Cooper (Homestead Funds, Inc.) (8)

(2). Power of Attorney for Douglas W. Johnson (Homestead Funds, Inc.) (5)

(3). Power of Attorney (State Street Master Funds) (1)

(1) Incorporated by reference from Post-Effective Amendment No. 23 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2002.

(2) Incorporated by reference from Post-Effective Amendment No. 12 to the Registration Statement, SEC File No. 33-35788, filed March 4, 1998.

(3) Incorporated by reference from Post-Effective Amendment No. 17 to the Registration Statement, SEC File No. 33-35788, filed October 28, 1999.

(4) Incorporated by reference from Post-Effective Amendment No. 24 to the Registration Statement, SEC File No. 33-35788, filed December 16, 2002.

(5) Incorporated by reference from Post-Effective Amendment No. 26 to the Registration Statement, SEC File No. 33-35788, filed April 28, 2004.

(6) Incorporated by reference from Post-Effective Amendment No. 27 to the Registration Statement, SEC File No. 33-35788, filed March 1, 2005.

(7) Incorporated by reference from Post-Effective Amendment No. 19 to the Registration Statement, SEC File No. 33-35788, filed September 11, 2000.

(8) Incorporated by reference from Post-Effective Amendment No. 25 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2003.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 25. INDEMNIFICATION

(a) General. The Homestead Funds will indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Homestead Funds, or who is or has been serving at the request of the Homestead Funds as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his service in that capacity, was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorney's fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under the Maryland General Corporation Law. Except as otherwise set forth in the Homestead Funds' Articles of Incorporation and By-Laws, any payment of indemnification or advance of expenses will be made in accordance with the procedures set forth in the Maryland General Corporation Law. [By-Laws, Article 10, Section10.01]

(b) Disabling Conduct. The Homestead Funds will not indemnify any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (such conduct hereinafter referred to as "Disabling Conduct").

Accordingly, the Homestead Funds will make no indemnification of any Indemnitee unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination is made by: (a) the vote of a majority of a quorum of directors who are neither interested persons of the Homestead Funds nor parties to the Proceeding (hereinafter referred to as "disinterested non-party directors") or (b) independent legal counsel in a written opinion. [By-Laws, Article 10, Section 10.01]

(c) Standard of Conduct. Under Maryland General Corporation Law, a Corporation may indemnify any director made a party to a Proceeding by reason of service in that capacity unless it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the proceeding and (a) was committed in bad faith, or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. [MGCL Section 2-418(b)]

Under Maryland General Corporation Law, the termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct; however, the termination of any proceeding by conviction, or plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, will create a rebuttable presumption that the director did not meet the requisite standard of conduct. No indemnification may be made under Maryland General Corporation Law unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the applicable standard of conduct required. [MCCL Section 2-418 (b) and
(c)]

(d) Required Indemnification. The Maryland General Corporation Law requires that a director who is successful, on the merits or otherwise, in the defense of any Proceeding be indemnified against reasonable expenses incurred by the director in connection therewith. In addition, under Maryland General Corporation Law, a court of appropriate jurisdiction may order indemnification under certain circumstances. [MGCL Section 2-418(d)]

(e) Advance Payment. The Homestead Funds will pay any reasonable expenses so incurred by an Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under the Maryland General Corporation Law. However, any advance of expenses by the Homestead Funds to any Indemnitee will be made only upon receipt of: (1) a written affirmation by the Indemnitee of his good faith belief that the requisite standard of conduct necessary for indemnification under the Maryland General Corporation Law has been met, and (2) a written undertaking by the Indemnitee to repay such advance if it is ultimately determined that such standard of conduct has not been met; provided that either (a) the Indemnitee provides a security for his undertaking, or (b) the Homestead Funds are insured against losses arising by reason of any such lawful advances, or (c) a majority of a quorum of the disinterested non-party directors, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification. [By-Laws, Article 10, Section 10.02]

(f) Non-Exclusive Right. The indemnification and advancement of expenses provided or authorized by Maryland General Corporation Law is not deemed exclusive of any other rights to which a director may be entitled under any articles of incorporation, by-law, resolution of stockholders or directors, agreement, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. [MGCL Section 2-418(g)]

(g) Insurance. The Homestead Funds may purchase and maintain insurance on its behalf and on behalf of any director, officer, employee, or agent of the Homestead Funds, or who is or was serving at the request of the Homestead Funds as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Homestead Funds would have the power to indemnify him against such liability. [By-Laws, Article 10, Section 10.03]

(h) Public Policy Presumption under the Securities Act of 1933 (the "1933 Act") and Undertaking Pursuant to Rule 484(b)(1) under the 1933 Act. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Registrant's By-Laws or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. [1933 Act, Rule 484(b)]

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

Certain information pertaining to business and other connections of the Registrant's investment manager, RE Advisers is hereby incorporated herein by reference from the Prospectus.

Below is a list of each director and officer of RE Advisers indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, partner, or trustee. The principal business address of each organization listed in the table below is 4301 Wilson Boulevard, Arlington, VA 22203.

            NAME                                  POSITION AND ORGANIZATION
            ----                                  -------------------------
Peter R. Morris               President and Director of Homestead Funds (2002-present);
President and Director        Vice President, Secretary, and Director of RE Investment
                              (2002-present); Vice President and Chief Investment Officer of
                              NRECA (1988-present).

Stuart E. Teach               Director and President of RE Investment (1990-present); Senior
Vice President and Director   Equity Portfolio Manager of RE Advisers (1990-present) and NRECA
                              (1985-present)

Denise Trujillo               Vice President and Counsel of Homestead Funds (2001-present);
Vice President and Director   Executive Director and Chief Employee Benefits Counsel of NRECA
                              (2001-present);

Sheri M. Cooper               Treasurer of the Homestead Funds (2002-present); Treasurer and
Treasurer and Director        Director of RE Investment (2002-present); Vice President of the
                              Finance Department, NRECA (2002-present)

Robert F. Fuentes             Vice President of Operations and Technology of Insurance and
Director                      Financial Services Department of NRECA (2003-present); Partner of
                              Andrasko & Associates Consulting (2003); Senior Vice President of
                              Insurance Operations for Dime Savings Bank (1999-2003)

Martin Lowery                 Executive Vice President, External Affairs of NRECA
Director                      (1992-present); Director of Wood Quality Control, Inc.
                              (2004-present); Director of Touchstone Energy Cooperatives, Inc.
                              (1998-present); Director of the National Cooperative Business
                              Association (2004-present)

Danielle C. Sieverling        Senior Director of Management Advisory Services Department of
Chief Compliance Officer      NRECA (2004-present); Chief Compliance Officer and Secretary of
                              Homestead Funds (2005-present); Manager of Internal Audit of
                              Management Advisory Services of NRECA (2000-2004); Chief
                              Compliance Officer of RE Investment (2005 - present)

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) RE Investment acts as principal underwriter of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting and distribution services. RE Investment does not serve as principal underwriter or distributor for any other investment company.

(b) Set forth below is information concerning each director, officer, or partner of RE Investment.

  NAME AND PRINCIPAL        POSITIONS AND OFFICES       POSITIONS AND OFFICES
   BUSINESS ADDRESS*          WITH UNDERWRITER             WITH REGISTRANT
  ------------------     --------------------------   ------------------------
Stuart E. Teach          Chief Executive Officer,     None
                         President and Director

Peter R. Morris          Vice President, Secretary,   President and Director
                         and Director

Sheri M. Cooper          Treasurer and Director       Treasurer

Patricia Murphy          Director                     None

James Wagner             Director                     None

Danielle C. Sieverling   Chief Compliance Officer     Chief Compliance Officer

* The principal business address of each person listed in the table is 4301 Wilson Boulevard, Arlington, VA 22203.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

     State Street Bank and Trust Company ("State Street"), 801 Pennsylvania, Kansas City, MO 64105, serves as custodian and accounting services agent for the Registrant and in such capacity keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and other records relating to State Street's duties in its capacity as custodian and accounting services agent.

     NFDS, Inc. (doing business as BFDS), 330 West 9th Street, Kansas City, MO 64105, serves as the transfer agent, dividend disbursing agent, and shareholder servicing agent for the Registrant and in such capacity keeps records regarding each shareholder's account and all disbursements made to shareholders. In addition, RE Advisers, 4301 Wilson Boulevard, Arlington, VA 22203-1860, pursuant to its Investment Management Agreements with respect to each Fund, maintains all records required pursuant to such agreements. RE Investment, as principal underwriter for the Homestead Funds, maintains all records required pursuant to the Distribution Agreement with the Homestead Funds.

ITEM 29. MANAGEMENT SERVICES.

Not applicable.

ITEM 30. UNDERTAKINGS.

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Arlington, and State of Virginia on the 12th of April, 2006.

                                        Homestead Funds, Inc.


                                        /s/ Peter R. Morris
                                        ----------------------------------------
                                        Peter R. Morris
                                        President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

        SIGNATURE                                  TITLE                   DATE
        ---------                                  -----                   ----


/s/ James F. Perna                      Chairman of the Board and     April 12, 2006
-------------------------------------   Director
James F. Perna


/s/ Francis P. Lucier                   Director                      April 12, 2006
-------------------------------------
Francis P. Lucier


/s/ Anthony C. Williams                 Director                      April 12, 2006
-------------------------------------
Anthony C. Williams


/s/ Douglas W. Johnson                  Director                      April 12, 2006
-------------------------------------
Douglas W. Johnson


/s/ Sheldon C. Petersen                 Director                      April 12, 2006
-------------------------------------
Sheldon C. Petersen


/s/ Mark Rose                           Director                      April 12, 2006
-------------------------------------
Mark Rose


/s/ Kenneth R. Meyer                    Director                      April 12, 2006
-------------------------------------
Kenneth R. Meyer


/s/ Peter R. Morris                     President and Director        April 12, 2006
-------------------------------------
Peter R. Morris


/s/ Anthony M. Marinello                Vice President and Director   April 12, 2006
-------------------------------------
Anthony M. Marinello


/s/ Sheri M. Cooper                     Treasurer                     April 12, 2006
-------------------------------------
Sheri M. Cooper


By: /s/ Denise Trujillo, Esq.
    ---------------------------------
    Denise Trujillo, Esq.
    Vice President and Attorney-in-Fact
    pursuant to Powers of Attorney.